UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

ZEBRA TECHNOLOGIES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ZEBRA 2020 Proxy Statement MAY 14, 2020 | 10:30 a.m. CT

ZEBRA Dear Fellow Stockholder April 2, 2020 It is my privilege to serve as Zebra’s Independent Chairman. Zebra celebrated landmark achievements this past fiscal year, including celebrating the Company’s Zebra’s 50th anniversary and joining the S&P 500. Zebra continued to drive solid profitable growth in 2019 and has made strong progress in advancing our Enterprise Asset Intelligence vision. The Board of Directors believes that strong corporate governance practices help create long-term value for our stockholders and are vital to Zebra’s success. In 2019, we took significant steps to enhance our governance profile, including implementing a targeted stockholder engagement program and launching our corporate social responsibility website. Additionally, to further strengthen our governance practices, the Board has updated a number of Zebra’s governance policies, including our Insider Trading Policy, which now explicitly prohibits the pledging and hedging of Zebra securities, and adopted new policies, such as our Clawback Policy and Interlocking Directorate Policy. The Board of Directors believes that our governance practices and stockholder engagement program are serving, and will continue to serve, Zebra and its stakeholders well. I am confident that Zebra will continue to build upon its positive momentum with the Board of Director’s active involvement and support to ensure that the next 50 years are as successful as our first 50 years. Sincerely, Michael A. Smith Chairman

ZEBRA Dear Fellow Stockholder April 2, 2020 Please join us for the Zebra Technologies Corporation 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, May 14, 2020 at 10:30 a.m., Central Time. At the Annual Meeting, stockholders will be asked to vote on each of the four proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter. Your vote on the matters to be considered at the Annual Meeting is important, regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares as soon as possible via the Internet or by telephone. If you received a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided, or may request a proxy card to complete, sign, date and return by mail. By voting in advance of the Annual Meeting, you can ensure your shares will be represented and voted at the Annual Meeting, and you will spare Zebra the expense of a follow-up mailing. Even if you vote before the Annual Meeting, you may still attend the Annual Meeting and vote in person. For more information about Zebra and to take advantage of the many stockholder resources and tools available, I encourage you to visit Zebra’s website at www.zebra.com under Investors. Sincerely, Anders Gustafsson Chief Executive Officer

ZEBRA Notice of Annual Meeting of Stockholders Meeting Information MAY 14, 2020 10:30 a.m., Central Time Zebra Technologies Corporation Three Overlook Point Lincolnshire, Illinois 60069 (847) 634-6700 To the Stockholders of Zebra Technologies Corporation: The Annual Meeting of Stockholders of Zebra Technologies Corporation will be held at 10:30 a.m., Central Time, on Thursday, May 14, 2020, at our headquarters at 3 Overlook Point, Lincolnshire, Illinois 60069, for the following purposes: (1) To elect three Class III directors with terms to expire in 2023; (2) To hold an advisory vote to approve the compensation of our Named Executive Officers; (3) To approve our 2020 Employee Stock Purchase Plan; (4) To ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2020; and (5) To conduct other business if properly presented. The Proxy Statement more fully describes the proposals. Only holders of record of common stock at the close of business on March 20, 2020 are entitled to vote at the Annual Meeting. We are pleased to take advantage of rules and regulations adopted by the Securities and Exchange Commission allowing companies to furnish proxy materials to their stockholders over the Internet. On April 2, 2020, we began mailing a Notice of Internet Availability of Proxy Materials to our stockholders containing instructions on how to access our 2020 Proxy Statement and our Annual Report on Form 10-K for the year ended December 31,2019, as well as instructions regarding how to receive paper copies of these documents. Cristen Kogl Corporate Secretary Lincolnshire, Illinois April 2, 2020 * We are actively monitoring the public health and travel concerns relating to the coronavirus or COVID-19 pandemic and the protocols that federal, state, and local governments may impose. The health and well-being of our employees, directors and stockholders are paramount. As part of our precautions regarding COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will publicly announce the determination to hold a virtual Annual Meeting and the details on how to participate in a press release available at http://www.zebra.com under “Investors-News & Events” as soon as practicable before the Annual Meeting. In that event, the 2020 Annual Meeting would be conducted solely virtually, on the above date and time. Review your proxy statement and vote in one of four ways: INTERNET BY TELEPHONE BY MAIL IN PERSON Visit www.proxyvote.com Call 1-800-690-6903 Sign, date and return your proxy Attend the Annual Meeting in Lincolnshire, IL card in the enclosed envelope See page 70 for instructions on how to attend Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 14, 2020: Our 2020 Proxy Statement and 2019 Annual Report to Stockholders are available at: https://materials.proxyvote.com/989207. Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Zebra Technologies Corporation ❘ 2020 Proxy Statement	9

Back to Contents

Proxy Summary This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and we encourage you to read the entire Proxy Statement before voting. ZEBRA CAPTURE YOUR EDGE 2020 Annual Meeting of Stockholders Date: May 14, 2020 Time: 10:30 a.m., Central Time Location: Zebra Technologies Corporation Three Overlook Point Lincolnshire, Illinois 60069 Record Date: March 20, 2020 Agenda and Voting Recommendations Voting Matters and Recommendations Proposal Board Recommendation Reasons for Recommendation More Information Proposal 1 - Election of three Class III directors with terms expiring in 2023 FOR The Board and the Nominating and Governance Committee believe our director nominees possess the skills, experience and qualifications necessary to effectively provide oversight and support management’s execution of our long-term strategic goals. Page 25 Proposal 2 - Advisory vote to approve Named Executive Officers’ compensation FOR The Board and the Compensation Committee believe our executive compensation structure is aligned with our stockholders’ interests and current market practices, and that it reflects our commitment to pay for performance. Page 61 Proposal 3 - Approval of our 2020 Employee Stock Purchase Plan FOR The Board and the Compensation Committee believe our 2020 Employee Stock Purchase Plan allows our employees to easily purchase our stock, thereby aligning the interests of our employees with those of our stockholders. Page 62 Proposal 4 - Ratify the appointment of Ernst & Young LLP as our independent auditors for 2020 FOR Based on the Audit Committee’s assessment, the Board and the Audit Committee believe that the appointment of Ernst & Young LLP is in the best interests of the Company and its stockholders. Page 66 10 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Proxy Summary Highlights and Performance What’s New In 2019, as part of our efforts to continuously improve our governance practices, improve the readability of our Proxy, and respond to stockholder feedback, we have enhanced our corporate governance disclosures, including adding disclosures relating to our new stockholder engagement program and our corporate social responsibility initiatives. We have also enhanced our executive compensation disclosures relating to our compensation policies and disclosures relating to termination of employment or change in control. This year’s key updated disclosures primarily include: • Re-structuring and adding additional disclosures to this Proxy Summary • Adding a disclosure on our new stockholder engagement program in this Proxy Summary and the Stockholder Engagement section (see page 21) • Adding new corporate governance policies and updating the descriptions of existing policies (see Corporate Governance Policies on page 17) • Adding a disclosure on our corporate social responsibility initiatives (see Corporate Social Responsibility on page 22) • Adding additional disclosures relating to our Board, committee and director self-evaluation process (see Selecting Nominees for the Board on page 17) • Updating our Related Party Transactions Policy disclosures to reflect our new Policy, adopted in 2019, and related party transactions (see Related Party Transactions on page 23) • Updating the role of the Chairman of the Board (see Board Leadership Structure on page 19) • Adding disclosures relating to Zebra’s 2019 performance to this Proxy Summary and the Compensation Discussion and Analysis (see page 34) • Enhancing our disclosure on our Board’s executive sessions (see Executive Sessions on page 19) • Updating our disclosures related to Zebra’s annual incentive plan to include the EAI Index as a performance metric (see Annual Cash Incentive Plan Performance Metrics on page 40) • Re-structuring Oversight of Risk Management and adding disclosures relating to management’s and the Board committees’ roles in risk oversight (see Oversight of Risk Management on page 20) • Reformatting disclosures related to Executive Officer compensation upon termination or change in control to enhance readability (see Potential Payments upon Termination of Employment or Change in Control on page 53) Highlights and Performance 2019 Highlights Grew sales 6% to $4.5 billion Acquired Cortexica Vision Systems Ltd. S&P 500 Index inclusion to accelerate our capabilities in computer vision New $1 billion share repurchase authorization Acquired Profitect Inc., a prescriptive analytics firm that analyzes massive data streams, utilizing machine learning to identify variations in the data in real time Named one of Forbes World’s Best Employers Awarded contract by the United States Postal Service to supply mobile computers to its carrier network Acquired Temptime Corporation, manufacturer of time-temperature monitoring supplies portfolio Added approximately 480 patents and patent applications, bringing patent portfolio to over 4,900 patents and patent applications, worldwide Zebra Technologies Corporation I 2020 Proxy Statement 11

Back to Contents

Proxy Summary

Corporate Governance

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among Zebra Technologies Corporation, the NASDAQ Composite Index and the RDG Technology Composite Index


$
500
450
400
350
300
250
200
150
100
50
0
329.98
238.96
200.49
12/14
12/15
12/16
12/17
12/18
12/19
Zebra Technologies Corporation
NASDAQ Composite
RDG Technology Composite

\$100 invested on 12/31/14 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

	12/14	12/15	12/16	12/17	12/18	12/19
Zebra Technologies Corporation	100.00	89.98	110.79	134.09	205.70	329.98
NASDAQ Composite	100.00	106.96	116.45	150.96	146.67	200.49
RDG Technology Composite	100.00	103.42	118.01	161.58	162.31	238.96

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

Corporate Governance

Zebra believes that strong corporate governance practices help create long-term value for our stockholders. Our key governance practices listed below, and polices, described under Corporate Governance Policies on page 17, provide the framework for our corporate governance and assist the Board in fulfilling its duty to stockholders. Our commitment to engaging with stockholders to understand their concerns with our corporate governance practices, to align with evolving market practice and the needs of our business is vital to ensuring Zebra is managed and monitored in a responsible and value-driven manner.

Corporate Governance Highlights

✔ Seven of our eight directors, including our new director nominee, are independent		✔	Annual Board and committee self-evaluations
✔ Including our new director nominee, 38% of our Board is diverse		✔	Majority voting in uncontested director elections
✔ Separate Chairman and CEO roles	NEW	✔	Our Insider Trading Policy expressly prohibits hedging, pledging and short selling Zebra securities
✔ Independent Chairman		✔	Robust stock ownership guidelines for Executive Officers and non-employee directors
✔ Independent standing Board committees		✔	No poison pill in place
✔ Regular executive sessions of independent directors		✔	Annual "say-on-pay" advisory vote
✔ Board comprised of directors with an effective mix of skills, experience and perspectives	NEW	✔	Stockholder engagement program
✔ Use of outside experts, such as independent auditors, compensation consultants and financial advisors	NEW	✔	Clawback Policy applicable to all Section 16 Officers and directors
✔ Annual individual director evaluations		✔	Risk oversight by the entire Board and its committees

12 Zebra Technologies Corporation | 2020 Proxy Statement www.zebra.com

Proxy Summary
Election of Directors

Stockholder Engagement

In 2019, as part of our efforts to continuously improve our governance practices, we implemented a targeted stockholder engagement program. In our stockholder engagement program's inaugural year, members of our management team met with major stockholders and discussed a variety of governance related, compensation and corporate social responsibility topics, including those listed below. For more information on our stockholder engagement program, see Stockholder Engagement on page 21.

Reached out to

17

investors, representing

47%

of stock outstanding

Engaged with

8

investors, representing

36%

of stock outstanding

Discussed a variety of topics, including:

- Executive compensation structure and strategy
- Board composition, including diversity and Board refreshment
- Our governance practices
- Our corporate social responsibility initiatives

Election of Directors

The Board of Directors consists of eight directors. Seven of our directors are independent under NASDAQ listing requirements; the eighth director is Zebra's CEO. We are pleased to include Linda M. Connly as a new nominee for director this year. All of the other nominees currently serve as a director of Zebra. Andrew K. Ludwick will be retiring for the Board effective as of the election of his replacement at the Annual Meeting. The Board of Directors believes that the current nominees have an appropriate mix of experience, tenure, skills, gender and ethnicity to effectively oversee and constructively challenge the performance of management in the execution of Zebra's strategy.

For more information, see Election of Directors on page 25.

Name	Age	Director Since	Primary Occupation	Independent	Committee Memberships	Current Other Public Directorships
Continuing Directors						
Class I Directors						
Chirantan "CJ" Desai	49	2015	Chief Product Officer, ServiceNow	✔	CC	0
Richard L. Keyser	77	2008	Retired Chairman Emeritus, W.W. Grainger, Inc.	✔	CC (Chair), NGC	0
Ross W. Manire	68	2003	Retired President and CEO, ExteNet Systems, Inc.	✔	AC (Chair), NGC	1
Class II Directors						
Frank B. Modruson	60	2014	Former CIO, Accenture	✔	AC	1
Michael A. Smith	65	1991	Chairman of the Board, Zebra Technologies, Chairman and Chief Executive Officer, FireVision LLC	✔	AC, CC, NGC (Chair)	0
Class III Directors						
Anders Gustafsson	59	2007	Chief Executive Officer, Zebra Technologies		None	2 (retiring from one board effective May 19, 2020)
Janice M. Roberts	64	2013	Partner, Benhamou Global Ventures	✔	CC	3
NEW Director Nominee						
Class III						
Linda M. Connly	54		Founder and Chief Executive Officer, The Connly Advisory Group LLC	✔		0

AC = Audit Committee, CC = Compensation Committee and NGC = Nominating and Governance Committee

Zebra Technologies Corporation | 2020 Proxy Statement
13

Proxy Summary
Executive Compensation

Board and Director Nominee Composition Snapshot*

Age


2
45-55 years
2
>65 years
4
56-65 years

Tenure


2
0-5 years
3
>12 years
3
6-12 years

* *Includes all continuing directors and new director nominee.*

Executive Compensation

Compensation Program Highlights

Zebra is seeking your advisory vote to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement. Investors continue to be supportive of our compensation program and its alignment of pay with performance. This was conveyed by 97.20% of votes cast at Zebra's 2019 Annual Meeting in support of say-on-pay. As such, our Compensation Committee believes that our current structure adequately aligns compensation with stockholder's long-term interests, balancing profitability and growth, and maintained our program structure in 2019. For more information, see Compensation Discussion and Analysis, beginning on page 34.

WHAT WE DO	WHAT WE DON'T DO
✔ A significant portion of targeted executive pay is at-risk because it is based on performance and ultimately may not be earned and paid out	✘ We expressly forbid option and stock appreciation rights ("SAR") repricing without stockholder approval
✔ We align compensation with stockholder interests by linking incentive compensation to Zebra's overall performance	✘ We expressly forbid exchanges of underwater options or SARs for cash
✔ We target executive compensation at the median of our benchmarks, including our peer group, and compensate based on each Executive's performance	✘ We do not provide perquisites
✔ We have robust Stock Ownership Guidelines for our Named Executive Officers and non-employee directors	✘ We do not guarantee salary increases or non-performance-based bonuses
✔ We require Named Executive Officers and directors to retain 50% of vested equity awards or exercised stock appreciation rights until Stock Ownership Guidelines are met	✘ We do not offer tax gross-ups, except for two legacy arrangements granted prior to 2011, which include arrangements with our CEO and Mr. Terzich, who will be retiring effective July 1, 2020
✔ We consider, and attempt to mitigate, risk in our compensation program	NEW ✘ Our Insider Trading Policy expressly prohibits hedging or pledging of Zebra securities
✔ We use an independent compensation consultant	
✔ We have "double-trigger" accelerated vesting of equity awards, which requires both a change in control and an involuntary termination	
✔ We conduct an annual talent management review, including succession planning	
NEW ✔ We adopted a Clawback Policy applicable to all Section 16 Officers and directors	

14 Zebra Technologies Corporation | 2020 Proxy Statement www.zebra.com

Proxy Summary Executive Compensation 2019 Elements of Compensation Our Executive Officers are responsible for achieving long-term strategic goals, and their compensation is weighted toward rewarding long-term value creation for stockholders. Our emphasis on creating long-term stockholder value is best illustrated in the following charts, which show that long-term incentive compensation accounts for the largest percentage of the Named Executive Officers’ overall target compensation for 2019. In addition, a majority of the Named Executive Officers’ compensation — consisting of target long-term and target short-term incentive compensation combined — is performancebased or “at risk.” CEO Target Short-Term Incentive Mix 11.0% 13.8% Target Short-Term Incentive Base Salary i 89% AT-RISK I COMPENSATION 30% 20% 75.2% Target Long-Term Equity Net Sales Adjusted EBITDA Margin EAI Index Other NEOs Target Long-Term Incentive Mix 19.6% Target Short-Term Incentive 55.9% Target Long-Term Equity 75.5% AT-RISK COMPENSATION 24.5% Base Salary Time-Vested SARs Time-Vested Restricted Stock Performance-Vested Restricted Stock Zebra Technologies Corporation I 2020 Proxy Statement 15

Back to Contents

Proxy Statement We are providing you with these proxy materials in connection with the solicitation by Zebra’s Board of Directors of proxies for our 2020 Annual Meeting of Stockholders. We will hold the Annual Meeting at 10:30 a.m., Central Time, on Thursday, May 14, 2020, at our headquarters at 3 Overlook Point, Lincolnshire, Illinois 60069. In accordance with rules and regulations of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing the proxy materials, which include this Proxy Statement and the accompanying proxy card, notice of meeting, and Annual Report to stockholders, to our stockholders over the Internet, unless otherwise instructed by the stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials was first mailed on or before April 2, 2020 to all stockholders of record as of March 20, 2020, the record date. This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures. As used herein, “we,” “us,” “our,” “Zebra” or the “Company” refers to Zebra Technologies Corporation. 16 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Corporate Governance Corporate Governance Policies Zebra believes that strong corporate governance practices help create long-term value for our stockholders. Our key governance practices, detailed in the Proxy Summary on page 12, and policies, listed below, provide the framework for our corporate governance and assist the Board in fulfilling its duty to stockholders. The Board reviews (and if necessary, modifies) the below policies periodically to ensure they reflect sound corporate governance practices. Policy Description Corporate Governance Guidelines Addresses matters relating to the composition and operations of the Board of Directors and the committees of the Board. The Corporate Governance Guidelines are reviewed annually by the Nominating and Governance Committee and were last amended in February 2019. Code of Conduct Applies to directors, Executive Officers and employees, and addresses Company policies and procedures intended to promote ethical and lawful behavior. All employees are required to complete annual compliance training on our Code of Conduct. A new Code of Conduct was approved in May of 2019. Code of Ethics for Senior Financial Officers Applies to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and addresses matters such as honest and ethical conduct and compliance with laws and regulations, particualrly in relation to financial records and periodic reports. Our Code of Ethics for Senior Financial Officers was adopted in 2003, and was last reviewed in August of 2019. Related Party Transactions Policy Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving or ratifying, monitoring and disclosing Related Party Transactions. See Related Party Transactions on page 23 for additional information. We adopted an enhanced Related Party Transactions Policy in October 2019. Interlocking Directorate Policy Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving and monitoring Zebra’s directors’ and Executive Officers’ simultaneous service as a director or Executive Officer at two entities to ensure compliance with anti-trust regulations. Our Interlocking Directorate Policy was adopted in February of 2020. Prohibition against hedging, pledging and short selling Zebra securities Our Insider Trading Policy prohibits our directors, Executive Officers, employees and their family members who share their household from entering into hedging transactions with respect to Zebra securities. The Insider Trading Policy also prohibits individuals from holding Zebra securities in margin accounts or pleging Zebra securities as collateral for a loan. Individuals are also prohibited from entering into any transaction designed to insulate them from upside or downside price movement in Zebra securities, including, but not limited to, the purchase or sale of puts or calls; entering into prepaid variable forward contracts, equity swaps, collars or exchange funds; and engaging in short sales in Zebra securities. The Insider Trading Policy was last amended in May of 2019. Clawback Policy Applies to Section 16 Officers, and provides for the recoupment of equity awards and cash incentive payments in the event of either a financial restatement resulting from executive misconduct or gross negligence, or where executive misconduct results, or could result, in termination for cause, including a willful violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type agreement. Our Clawback Policy was adopted in March of 2020. Zebra’s governance documents, including the charters of the Audit, Compensation and Nominating and Governance committees of the Board, are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.” Selecting Nominees for the Board How We Find Potential Directors The Nominating and Governance Committee of our Board of Directors is responsible for identifying individuals who are qualified to serve as directors and for recommending candidates. The Nominating and Governance Committee relies on several sources to identify potential directors, including referrals from current Board members and management, suggestions from stockholders, and individual self-nominations. In 2019 and 2020, the Nominating and Governance Committee engaged with a number of sources to Zebra Technologies Corporation I 2020 Proxy Statement 17

Back to Contents

Corporate Governance Director Independence identify prospective candidates for director nominees, including internal recommendations, Spencer Stuart and JPMorgan Chase’s Director Advisory Services. The Committee also worked with organizations that provide diverse candidates, including The Last Mile Group and Him for Her. What We Look for in Potential Directors We are committed to ensuring that the Board is comprised of directors who collectively provide a diverse breadth of experience, knowledge and skills to represent the interests of stockholders and provide effective oversight and support management’s execution of our long-term strategy. We believe that Board candidates must exhibit certain minimum characteristics, such as: sound judgment and an even temperament, high ethical standards, and a healthy view of the relative responsibilities of Board members and management. In addition, our Board members should be independent thinkers, articulate and intelligent, and be able to commit sufficient time and attention to Zebra’s business. The Nominating and Governance Committee’s Charter sets forth other important criteria, including experience as a board member of another publicly-traded company; experience in industries, global businesses or with technologies relevant to Zebra; accounting or financial reporting experience; independence; and diversity of race, gender, nationality and ethnicity. Each year the Nominating and Governance Committee reviews the performance of current directors whose terms will expire at the upcoming annual meeting of stockholders. When deciding whether to nominate an existing director for re-election, the Nominating and Governance Committee will confirm that the director meets the criteria described above, but also will consider matters such as whether the director: • represents stockholder interests in Board deliberations, • attends meetings regularly, • keeps abreast of corporate and industry changes, • prepares effectively for meetings with Board members and senior management, • communicates effectively at Board and committee meetings and with senior management, • supports the deliberative process as a team member (e.g., is courteous, respectful and constructive), • challenges the Board and senior management to set and achieve goals, and • possesses special characteristics that contribute to effectiveness as a Board member. Consideration of potential Board members involved a series of internal discussions, review of the candidates’ qualifications and interviews with promising candidates. Candidates from all sources were evaluated in the same way and were subject to the same standards. Although the Board does not have a specific diversity policy, it considers diversity of race, ethnicity, gender, nationality, age, cultural background and professional experience in evaluating Board candidates and in nominating existing directors for re-election. The Board views diversity as an important factor because the Board believes that a variety of points of view contributes to a more effective decision-making process. When recommending Board candidates for election or re-election by stockholders, the Board and Nominating and Governance Committee focus on how the experience and skillset of each Board candidate complements those of fellow candidates and members of the Board to create a balanced Board with diverse viewpoints and deep expertise. The Board does not endorse a mandatory retirement age, term limits or automatic re-nomination to serve as a director. The Board believes that Board and committee self-evaluation processes, as well as individual director evaluations, are the most effective means of assisting in determining whether the Board and its committees are operating effectively and whether a director should continue to serve in that capacity. The Independent Chairman and the Nominating and Governance Committee conduct an annual evaluation of the Board, the committees of the Board and the individual directors. These assessments typically consist of the directors completing self-assessment questionnaires and the Chairman conducting one on one interviews with each director and reporting the results back to the Nominating and Governance Committee. The Chairman presents the results of those questionnaires and discussions as they relate to the Board and its committees to the full Board. The Board assesses its contribution as a whole and the individual committees’ contributions, as compared to their respective charters, and identifies areas in which improvements may be made. The Chairman presents the results of the individual director assessments to the Nominating and Governance Committee and the Nominating and Governance Committee discusses the individual directors’ performance and contributions and determines whether reelection of incumbent directors is appropriate and whether additional director education and development opportunities are appropriate. Director Independence Under our Corporate Governance Guidelines and NASDAQ listing rules, a majority of our directors must be independent. Under NASDAQ listing rules, a director does not qualify as independent unless the Board affirmatively determines that the director has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In February 2020, the Nominating and Governance Committee reviewed the independence of all Zebra directors and determined, and the Board formally approved, that each director, except Anders Gustafsson, our CEO, is independent under NASDAQ listing rules, and that no director other than Mr. Gustafsson has a relationship that would 18 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Corporate Governance Limitation on Service on Other Boards interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In March 2020, the Nominating and Governance Committee reviewed the independence of Linda M. Connly and determined, and the Board formally approved, Board Leadership Structure Under our Corporate Governance Guidelines, the Board may be led by an independent Chairman, or the roles of Chairman and CEO may be combined. When the CEO also serves as Chairman, the Corporate Governance Guidelines provide that the independent directors must appoint an independent lead director. The Board has determined that it is in the best interest of the Company at this time to separate the positions of the Chairman and CEO. The Board believes that separating the positions of Chairman and CEO allows our CEO to focus on facilitating strong executive leadership as well as the day-to-day operational, financial and performance matters necessary to operate Zebra’s business while allowing the Chairman to focus on leading the Board in providing independent oversight of management. Michael Smith has served as an independent director since 1991, and as our independent Chairman since 2007. In that capacity, Mr. Smith presides at all meetings of stockholders and of the Board, including executive sessions of the whole Board and of Executive Sessions The Board and its committees regularly meet in executive session with and without the CEO present. No formal action of the Board is taken at executive sessions, although the independent directors may subsequently recommend matters for consideration by the full Board. The independent directors discuss, among other things, priorities for upcoming sessions, considerations for the Annual Meeting of Stockholders, the performance evaluation of that Ms. Connly is independent under NASDAQ listing rules, and that she does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. the independent directors. Mr. Smith’s other duties include, but are not limited to, calling meetings of independent directors; advising the CEO of matters discussed in executive sessions when appropriate; approving Board agenda items, in collaboration with the CEO; acting as a liaison between management and the Board; approving information sent to the Board; approving Board and committee meeting schedules; working with the Nominating and Governance Committee with respect to recruitment, selection and orientation of new Board members as well as coordinating the Board’s self-assessment and evaluation processes; working with the Compensation Committee on succession and talent development plans for the CEO and other key senior executives, as well as director succession and development plans; and, if requested by major stockholders, making himself available to them. Mr. Smith provides independent leadership that reflects his experience with Zebra and the operation and history of the Board. the CEO, the compensation of the CEO, updates on Zebra’s business, risk management activities and strategies, and management’s strategies for achieving Zebra’s long-term strategic goals. The independent directors may invite guest attendees, such as management, other employees or independent consultants, when appropriate, for the purpose of providing the independent directors with information or counsel on specific matters. Board Meetings During 2019, our Board met nine times. All directors attended 75 percent or more of the meetings of our Board and the standing committees on which they served in 2019. Barring unforeseen circumstances, Zebra expects all directors to attend the Annual Meeting of Stockholders. The full Board attended the 2019 Annual Meeting. Limitation on Service on Other Boards The Corporate Governance Guidelines limit the number of other publicly traded for-profit boards on which a non-employee director may serve to four. Employee directors and Executive Officers, other than the CEO, may serve on the board of one for-profit entity other than the Zebra Board, as approved by the Chairman. The CEO may serve on the board of two publicly traded for-profit entities in addition to the Zebra Board, as approved by the Nominating and Governance Committee. Zebra Technologies Corporation I 2020 Proxy Statement 19

Back to Contents

Corporate Governance Director Onboarding and Development Director Onboarding and Development Directors are provided with continuing education, including business-specific learning opportunities through site visits, including site visits to major customers, and briefing sessions on topics that are relevant to Zebra. Directors are also encouraged to attend additional continuing education programs designed to enhance the performance of individual directors and the Board as a whole. Zebra reimburses the costs of continuing director education programs. For new directors, Zebra provides an orientation and on-boarding to familiarize them with the Company, the industry, Zebra’s long-term strategic vision, our corporate governance practices and the role and responsibility of a director and of the Board generally. Oversight of Risk Management The goal of our risk-management program is to provide reasonable assurance that a controllable risk will not have a material or significant adverse effect on Zebra. BOARD OF DIRECTORS Oversees Major Risks The Board’s leadership structure supports its risk oversight function by having separate independent Chairman and CEO roles, independent Board committees, as well as the committees’ active participation in risk oversight and open communication with management. The Board’s oversight responsibility is discharged through the committees of the Board. AUDIT COMMITTEE COMPENSATION COMMITTEE NOMINATING AND GOVERNANCE COMMITTEE Primary Risk Oversight Primary Risk Oversight Primary Risk Oversight • Oversees the Company’s risk management process and receives regular reports from internal audit and from a risk committee made up of management employees regarding the identification and management of risk in our businesses. • Oversees risks related to compliance and financial reporting, internal controls, internal audit processes, related party transactions, information technology and cybersecurity. • Oversees risks related to our compensation policies and practices, succession planning and talent management processes. • Oversees risks related to the Company’s governance practices, social responsibility matters as well as the composition of the Board and committees of the Board, director independence, Board performance and succession planning. MANAGEMENT Key Risk Responsibilities Management is responsible for day-to-day risk management activities, including proactively identifying, assessing, prioritizing, managing and mitigating enterprise risks, and the Board, as set forth in our Corporate Governance Guidelines, is responsible for the oversight of risk management. Management keeps the Board informed of the Company’s material risks by providing the Board and its committees, as applicable, with reports pertaining to risk identification, management and mitigation strategies. 20 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Corporate Governance Stockholder Engagement The Audit Committee, Compensation Committee and Nominating and Governance Committee report regularly to the Board regarding their oversight roles, and the Board regularly discusses significant risks facing Zebra. Management categorizes identified risks for more efficient analysis as follows: • market risks include geo-political, economic environment, competitive landscape, disruptive technologies and currency/ foreign exchange rates; • strategic risks include succession planning, corporate governance, human capital management, business continuity and strategic vision; • operational risks include procurement, manufacturing, logistics, distribution, sales, service execution and sustainability matters; • reporting risks include tax, accounting and financial reporting, liquidity, and risks surrounding information technology governance, infrastructure and application management; • security and privacy risks include cybersecurity, Zebra product and software security, data privacy and physical security; and • legal and compliance risks include international trade, antibribery, product compliance, international laws and regulations and litigation. Management assesses identified risks that may be controlled by looking at the potential impact on Zebra, the likelihood of occurrence and Zebra’s level of risk exposure. Management cannot control market risks like general economic conditions, but these risks are evaluated against Zebra’s activities to manage our exposure. Risks arising out of Zebra’s compensation policies and practices may, depending on the actions or behavior encouraged, be categorized as strategic, operational, reporting, security and privacy or legal and compliance risks. Management conducts an annual assessment of the risks arising out of Zebra’s compensation policies and practices. Management reviews each significant element of compensation for the purpose of determining whether that element-including any related performance goals and targets—encourages identifiable risk-taking behavior and whether any identified risks could have a material adverse effect on Zebra. As part of this review, management considers whether our compensation plan is designed to mitigate or cap risk, including features such as compensation caps under the Zebra Incentive Plan. In February 2019, management reviewed base salaries, the 2019 Zebra Incentive Plan and equity awards granted under the 2015 Long-Term Incentive Plan and 2018 Long-Term Incentive Plan. Based on this review, management prepared a report and discussed with the Compensation Committee its determination that our policies and practices are not reasonably likely to have a material adverse effect on Zebra. Stockholder Engagement Our stockholders’ insights and feedback are important elements of our Board and management team’s decision-making process. In 2019, as part of our efforts to continuously improve our governance practices, we implemented a targeted stockholder engagement program to obtain a better understanding of our stockholders’ perceptions of our business strategy, governance, compensation and sustainability practices. Members of our senior management and Board met with stockholders who in the aggregate hold approximately 47% of our shares outstanding. Of the stockholders who accepted our engagement invitation, we discussed our governance practices, executive compensation practices and our corporate social responsibilities initiatives. Investors were supportive of our compensation structure and its alignment with our long-term strategy. We discussed the evolution of our governance practices with the growth of the Company as well as Board composition generally, including diversity and refreshment. Our investors expressed an understanding and appreciation that Zebra was in the early stages of its corporate social responsibility reporting and provided suggestions on reporting frameworks and disclosure. Through our engagement efforts, we were able to gain valuable feedback that has helped to inform our business practices and strategic decision making. All feedback was reviewed and discussed with the full Board. We intend to continue our stockholder outreach program with the goal of continuing to evolve our practices to best meet the needs of the Company and its stakeholders. Contacted Engaged Zebra Technologies Corporation I 2020 Proxy Statement 21

Back to Contents

Corporate Governance Corporate Social Responsibility Corporate Social Responsibility Zebra believes in doing well by doing good. Our corporate social responsibility initiatives focus on environmental, social and governance initiatives. This includes focusing on improving the environmental impact of our products and solutions, performing business reviews with our suppliers, protecting and developing our employees and investing in the communities where we live and work. Management reports to the Board on Zebra’s corporate social responsibility initiatives. The Board also oversees risks related to sustainability and human capital management. Additional information on our corporate social responsibility initiatives is available on Zebra’s website at http://www.zebra. com under “Corporate Social Responsibility.” Stock Ownership Guidelines Zebra’s Stock Ownership Guidelines for Executive Officers and non-employee directors impose the following “multiple of pay” stock ownership requirements: Must hold the lesser of: Covered Participant Multiple of Pay Number of Shares Chief Executive Officer 5x annual base salary or 100,000 Executive Vice President 4x annual base salary or 30,000 Senior Vice President 3x annual base salary or 20,000 Vice President 1x annual base salary or 10,000 Non-Employee Directors 5x annual board cash retainer or 10,000 Non-employee directors and covered executives have five years after becoming subject to the Stock Ownership Guidelines to satisfy the applicable threshold ownership level. Until that ownership requirement is attained, non-employee directors and covered executives must retain 50% of their after-tax shares acquired upon exercise or vesting of an equity award. The Stock Ownership Guidelines are available on our website at http://www.zebra.com under “Investors-Governance-Governance Documents.” In February 2020, the Compensation Committee reviewed compliance with the Stock Ownership Guidelines as of December 31, 2019 for all incumbent directors and Executive Officers. All of our non-employee directors satisfied the applicable stock ownership level. Each of Zebra’s Executive Officers satisfied the applicable stock ownership level with the exception of Mr. Williams, who joined Zebra as our Chief Supply Chain Officer in December 2018. 22 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Corporate Governance Related Party Transactions Related Party Transactions In October 2019, the Audit Committee adopted a revised Related Party Transactions Policy that aligns with current best practices, tracks the language of applicable regulations and clarifies the previous policy. The Related Party Transaction Policy applies to any transaction where Zebra is a participant, the aggregate amount involved may exceed $120,000, and a related party has a direct or indirect material interest. For this purpose, a “related party” is any director, executive officer, any beneficial owners of five percent or more of Zebra’s voting securities, and their immediate family members as well as entities in which a related party is a partner or has a 10% or greater beneficial interest. Zebra’s Related Party Transactions Policy is posted on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.” Our General Counsel and Audit Committee administer the Related Party Transactions Policy. Anyone seeking to engage in a potential related party transaction must provide the General Counsel with all relevant information concerning the transaction. If the General Counsel determines that a proposed transaction triggers further review under the Related Party Transactions Policy, the General Counsel will provide all material information regarding the transaction to the Audit Committee to review and approve, ratify or disapprove. If the Audit Committee determines that the approval or ratification of the transaction should be considered by all of the disinterested members of the Board of Directors, disinterested directors would review the transaction and, if appropriate, approve or ratify it by a majority vote of disinterested directors. The Audit Committee will consider all relevant available facts and circumstances, including: • the size of the potential transaction and the amount payable to the related party; • the nature of the related party’s interest in the transaction; Transactions With Related Parties On May 31,2019, Zebra acquired 100% of the equity interests of Profitect, Inc. (“Profitect”), a provider of prescriptive analytics primarily for the retail industry, for $79 million. Profitect will enhance Zebra’s existing software solutions within the retail industry, and will possibly enhance future applications in other industries, markets and product offerings. On the date of the acquisition, Profitect’s largest shareholder was BGV II, an investment fund operated by Benhamou Global Ventures (“BGV”). Janice Roberts, • whether the transaction involves a conflict of interest; • whether the transaction was undertaken in the ordinary course of business on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances; • whether Zebra was notified about the transaction before its commencement, and if not, why pre-approval was not sought and whether subsequent ratification would be detrimental to Zebra; • the impact on a director’s independence; • the availability of sources for comparable products or services; • the benefit to Zebra and its stockholders; and • any other information regarding the transaction or related party that would be material to investors in light of the circumstances. Notwithstanding the foregoing, transactions specifically excluded by the instructions to Item 404(a) of Regulation S-K, the SEC’s related person transaction disclosure rule, are not considered related party transactions under our Related Party Transactions Policy. However, such transactions may require approval under other applicable policies, including our Conflicts of Interest Policy. At the end of each fiscal quarter, we conduct a related party survey that requires each director and executive officer to identify (a) all related parties, which includes family members and entities in which such director, executive officer or any family member has an ownership interest or for which such director, executive officer or any family member serves as a director or officer, and (b) any transactions between Zebra and such related parties. a Zebra director, is a partner with BGV. Ms. Roberts personally, as a partner in BGV and also with an individual investment in BGV II, received an aggregate amount of approximately $526,000 from the Profitect acquisition. Prior to the closing of the Profitect acquisition, the Audit Committee reviewed, and the Board of Directors approved, the related party transaction. Ms. Roberts was also recused from all Board deliberations related to the Profitect acquisition. Zebra Technologies Corporation I 2020 Proxy Statement 23

Back to Contents

Corporate Governance Compliance Reporting Compliance Reporting Zebra maintains a compliance hotline and website to provide a confidential means for employees or other interested individuals to communicate concerns to management or the Board, including concerns regarding accounting, internal controls or audit matters and compliance with laws, regulations, Company policies or the Code of Conduct. Our Chief Compliance Officer reports regularly to the Audit Committee on our Compliance and Ethics Program, including information about the communications received via the compliance hotline and website. Communications with the Board Any stockholder who would like to contact our Board may do so by writing to our Corporate Secretary at Three Overlook Point, Lincolnshire, Illinois 60069. Communications received in writing will be distributed to the appropriate members of the Board, depending on the content of the communication received. 24 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Proposal 1 Election of Directors The Board currently consists of eight directors. Per the Board’s nomination, Anders Gustafsson and Janice M. Roberts are standing for election at the Annual Meeting. Mr. Gustafsson and Ms. Roberts currently serve as directors of Zebra. Mr. Andrew K. Ludwick, whose term also expires on the date of the Annual Meeting, will retire from service on the Board and the Audit Committee. Mr. Ludwick has served as director of Zebra for 12 years. The Board thanks Mr. Ludwick and is grateful for his service to Zebra. In addition, on March 23, 2020, after a review of a range of highly qualified candidates based on the criteria outlined under Selecting Nominees for the Board on page 17, and upon the recommendation of the Nomination and Governance Committee, the Board nominated Linda M. Connly to stand for election to the Board at the Annual Meeting as a Class III director. Seven of our directors, including the new director nominee, are independent under NASDAQ listing requirements; the eighth director is Zebra’s CEO. Our Board of Directors is divided into three classes with staggered three-year terms. Every year we elect one class. In addition to electing the new director nominee, we are asking stockholders to re-elect our two Class III directors, whose terms expire this year. If elected, Anders Gustafsson, Janice M. Roberts and Linda M. Connly will serve for a three-year term expiring at the 2023 Annual Meeting and until their successors are elected and qualified. All of the nominees have consented to stand for election and to serve if elected. However, if at the time of the Annual Meeting any nominee is unable or declines to serve, the individuals named in this Proxy will, at the direction of the Board of Directors, either vote for the substitute nominee or nominees recommended by the Board, or vote to allow the vacancy to remain open until filled by the Board. Q THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ANDERS GUSTAFSSON, JANICE M. ROBERTS AND LINDA M. CONNLY TO SERVE AS CLASS III DIRECTORS OF ZEBRA. The following table sets forth information regarding the nominees for Class III Directors and the remaining directors. Zebra Technologies Corporation I 2020 Proxy Statement 25

Back to Contents

Proposal 1 Election of Directors Nominees for Director ANDERS GUSTAFSSON Class III Director Director since: 2007 Age: 59 Committees: None Mr. Gustafsson became Zebra’s Chief Executive Officer and a director in 2007. Prior to joining Zebra, Mr. Gustafsson served as Chief Executive Officer of Spirent Communications plc, a publicly-traded telecommunications company, from 2004 until 2007. From 2000 until 2004, he was Senior Executive Vice President, Global Business Operations, of Tellabs, Inc., a communications networking company. Mr. Gustafsson’s other roles at Tellabs included President, Tellabs International; President, Global Sales; and Vice President and General Manager, Europe, Middle East and Africa. Earlier in his career, he held executive positions with Motorola, Inc. and Network Equipment Technologies, Inc. Mr. Gustafsson is a member of the Board of Directors of International Paper Company (NYSE: IP), a leading global producer of renewable fber-based packaging, pulp and paper products, and of Dycom Industries Inc. (NYSE: DY), a company that provides construction and specialty services to the telecommunications industry, but will be retiring from Dycom’s Board of Directors effective May 19, 2020. He is a member of the Technology Committee and the Immigration Committee of the Business Roundtable. He also serves as a trustee of the Shedd Aquarium and is a member of the Civic Committee. Mr. Gustafsson has extensive executive level experience that allows him to bring to the Board of Directors a broad range of skills related to our industry, including knowledge of leadership of complex organizations, corporate strategy and planning, corporate finance and mergers and acquisitions. JANICE M. ROBERTS Class III Director Independent Director since: 2013 Age: 64 Committees: Compensation Ms. Roberts is an experienced global technology executive and venture capitalist based in Silicon Valley, where her board experience spans public, private, and nonproft organizations. She is currently a Partner at Benhamou Global Ventures where she leads early stage enterprise and “crossborder” investments and holds advisory and board positions with portfolio companies. Ms. Roberts currently serves on the boards of NETGEAR, Inc. (NASDAQ: NTGR), RealNetworks, Inc. (NASDAQ: RNWK) and Zynga Inc. (NASDAQ: ZNGA) and was most recently a director of ARM Holdings Plc until its acquisition by the SoftBank Group in 2016. From 2000 to 2013, Ms. Roberts served as Managing Director of Mayfield Fund where she continued as a venture advisor until 2014; investing in wireless, mobile, enterprise and consumer technology companies. From 1992 to 2000, Ms. Roberts was employed by 3Com Corporation (which was later acquired by Hewlett Packard), where she held various executive positions, including Senior Vice President of Global Marketing and Business Development, President of 3Com Ventures, and President of the Palm Computing Business Unit. She also serves on the advisory board of Illuminate Ventures and is Co-Chair of GBx Global.org, a curated network of British entrepreneurs and senior technology executives in the San Francisco Bay Area. Ms. Roberts holds a Bachelor of Commerce degree (honors) from the University of Birmingham in the U.K. Ms. Roberts is particularly valuable on our Board because of her extensive experience with technology companies and venture deals and her work on a variety of other boards. Her expertise is important as Zebra expands into additional technological spheres, including the Internet of Things. LINDA M. CONNLY Class III Director Independent Age: 54 Ms. Connly is an operating executive, director and consultant with over 25 years of broad cross-functional experience. Since 2018, Ms. Connly has served as a founder and the Chief Executive Officer of The Connly Advisory Group LLC, a consulting practice that provides advisory services on go-to-market to diagnose sales issues, design goto-market models, share best practices and recommend innovative solutions. Ms. Connly has also been consulting as a Strategic Advisor to Bain & Company as an operating executive on go-to-market transformations and specializing in inside sales models since 2018. From 2018 to 2019, Ms. Connly served as the Interim Executive Vice President of Rackspace where she led a goto-market transformation for a $1.8 billion managed services business. Prior to that, she held numerous roles at EMC Corporation between 2000 and 2016. In 2015, she served as SVP, EMC lead for Global Go-To-Market Integration where she led the go-to-market integration for Dell Technology and EMC, the largest technology merger in history. She continued to serve in leadership roles at Dell Technology after the merger, including, SVP, Enterprise Customer Strategy & Advocacy from 2016 to 2017 and VP, Global Center of Competency, Infrastructure Solutions Group from 2017 to 2018. Ms. Connly also serves as an advisor for Wasabi Technologies, a private company providing cloud storage solutions, and a is a trustee of Saint Anselm College. In 2019, Ms. Connly served as an independent public director for Carbonite (NASDAQ: CaRb), a cloud-based backup and security SaaS provider, until its acquisition by OpenText in 2019. Ms. Connly was identified as a director nominee by The Last Mile Group and Spencer Stuart who were engaged by the Board to assist with identifying director nominees. Ms. Connly’s extensive background will be valuable to Zebra as we expand into new markets and solutions. Ms. Connly’s deep expertise in revenue acceleration and sales resource optimization also make her a valuable addition to Zebra’s Board. 26 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Proposal 1 Election of Directors Continuing Directors CHIRANTAN “CJ” DESAI Class I Director (Term Expires 2021) Independent Director since: 2015 Age: 49 Committees: Compensation Mr. Desai is Chief Product Officer at ServiceNow, a cloud computing company. From 2013 to 2016, Mr. Desai served as President of the Emerging Technologies Division at EMC. In this role, he oversaw research and development and new product launches and helped grow new businesses. Prior to working at EMC, Mr. Desai was Executive Vice President at Symantec, where he led the firm’s Information Management Group. In this role, Mr. Desai was responsible for a $3 billion business and a team of approximately 4,000 people. Previously, Mr. Desai was responsible for the Endpoint Security and Mobility group at Symantec, where he became the go-to security expert for top enterprises. Earlier in his career, Mr. Desai built and ran offshore businesses in Bangalore, India for Oracle and Pivotal through which he developed best practices in product development and go-to-market strategy. He began his career with Oracle and was a key member of the team that launched Oracle’s first cloud services. Mr. Desai provides value to our Board by being a strategic thinker with an affinity for innovation. He also has deep expertise in software, product security and best practices in product development and goto-market strategy, especially for enterprise clients similar to those Zebra supports. RICHARD L. KEYSER Class I Director (Term Expires 2021) Independent Director since: 2008 Age: 77 Committees: Compensation (Chair) and Nominating and Governance Mr. Keyser spent much of his career at W.W. Grainger, Inc., an international distributor of maintenance, repair and operating supplies. He served as President and Chief Operating Officer from 1994 to 1995, Chairman and Chief Executive Officer from 1995 until 2008, Chairman from 2008 to 2009, and Chairman Emeritus from 2009 to 2010. Prior to joining Grainger in 1986, Mr. Keyser held positions at NL Industries and Cummins Engine Company. Mr. Keyser serves as a trustee of the Shedd Aquarium, a trustee of the Field Museum of Natural History, a director of the US Naval Academy Foundation, and chairman of the National Merit Scholarship Corporation. In 2010, Mr. Keyser was honored as the National Association of Corporate Directors 2010 Public Company Director of the Year based on his unwavering commitment to integrity, informed judgment and performance. Mr. Keyser has decades of experience with distributor and reseller channels, the primary means by which Zebra sells its products. His background provides significant strategic and operational benefits to Zebra. ROSS W. MANIRE Class I Director (Term Expires 2021) Independent Director since: 2003 Age: 68 Committees: Audit (Chair as of February 13, 2020) (Financial Expert) and Nominating and Governance Mr. Manire founded ExteNet Systems, Inc., a wireless networking company, and served as its President and Chief Executive Officer from 2002 until 2018. He was President of the Enclosure Systems Division of Flextronics International, Ltd., an electronics contract manufacturer, from 2000 to 2002, and President and Chief Executive Officer of Chatham Technologies, Inc., an electronic packaging systems manufacturer that merged with Flextronics, in 2000. Prior to joining Chatham Technologies, Mr. Manire was Senior Vice President of the Carrier Systems Business Unit of 3Com Corporation, a provider of networking equipment and solutions. He served in various executive positions with U.S. Robotics from 1991 to 1997, including Chief Financial Officer, Senior Vice President of Operations, and Senior Vice President of the Network Systems Division prior to its 1997 merger with 3Com. From 1989 to 1991, Mr. Manire was a partner in Ridge Capital, a private investment company. He began his professional career at Ernst & Young, LLP, and served as a partner in the Entrepreneurial Services Group from 1983 to 1989. Mr. Manire is a member of the Board of Directors of The Andersons, Inc. (NASDAQ: ANDE), a diversified business with interests in agribusiness, railcars and retailing. Mr. Manire has particular appreciation for the challenges facing our operations due to his extensive business, operational, accounting and financial knowledge and experience. For example, Mr. Manire’s experience with electronics contract manufacturing provides important expertise with respect to Zebra’s use of contract manufacturers. Mr. Manire’s financial and accounting experience facilitates the Board’s oversight of Zebra’s accounting, internal control and auditing functions and activities. Zebra Technologies Corporation I 2020 Proxy Statement 27

Back to Contents

Proposal 1 Election of Directors Continuing Directors FRANK B. MODRUSON Class II Director (Term Expires 2022) Independent Director since: 2014 Age: 60 Committees: Audit Mr. Modruson served from 2003 to 2014 as the Chief Information Officer at Accenture, a global leader in strategy, consulting, digital, technology, and operations. As CIO, he was responsible for the information technology strategy, applications and infrastructure supporting 281,000 employees. He also chaired Accenture’s Information Technology Steering Committee and was a member of the Accenture Operating Committee and Global Leadership Council. Prior to becoming CIO, Mr. Modruson held other roles at Accenture, including Partner, for 15 years. Mr. Modruson currently serves on the Board of Directors of First Midwest Bancorp, Inc. (NASDAQ: FMBI). He is also a volunteer firefighter, and serves on the Board of Directors of the Lyric Opera of Chicago. In 2010, Mr. Modruson was elected to CIO Magazine’s CIO Hall of Fame. In addition, InfoWorld has named him to its list of Top 25 CTOs, and ComputerWorld has named him one of its Premier 100 CTOs. Mr. Modruson is particularly valuable on our Board because of his extensive experience transforming IT into an asset for Accenture. His expertise will be indispensable as Zebra looks to expand and move into new markets. MICHAEL A. SMITH Chairman of the Board Class II Director (Term Expires 2022) Independent Director since: 1991 Age: 65 Committees: Audit (Chair until February 13, 2020), Compensation, and Nominating and Governance (Chair) Mr. Smith has been Chairman of Zebra since 2007. He has substantial knowledge of Zebra and its industry, including prior service on the board of a public company in the automatic identification sector. Since 2000, he has served as Chairman and Chief Executive Officer of FireVision LLC, a private investment company he founded. Previously, Mr. Smith served in various senior investment banking and mergers & acquisitions roles at NationsBanc Montgomery Securities and its successor entity, Banc of America Securities, LLC, BancAmerica Robertson Stephens, BA Partners, and its predecessor entity, Continental Partners Group, and Bear Stearns. Mr. Smith is a member of the Board of Directors of SRAM International Corp., a global designer, manufacturer and marketer of premium bicycle components. Mr. Smith is a Board Leadership Fellow of the National Association of Corporate Directors, having completed NACD’s comprehensive program of study for experienced corporate directors. Mr. Smith is particularly valuable on our Board because of his background and skills in financial services, as well as his decades of industry experience. 28 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Proposal 1 Committees of the Board Committees of the Board Our business is managed under the direction of our Board, which is kept advised of Zebra’s business through regular and special meetings of the Board and its committees, written reports and analyses, and discussions with the CEO and other officers. Our Board has three standing committees — the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee — each of which is composed entirely of independent directors. Each of the standing committees operates pursuant to a written charter, which sets forth the committee’s authority, duties and responsibilities. The committees periodically review the adequacy of their respective charters, all of which are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.” Audit Committee Members: Ross W. Manire (Chair) Frank B. Modruson Michael A. Smith Meetings in 2019: 7 The Audit Committee assists the Board in fulfilling its oversight functions with respect to matters involving financial reporting, independent and internal audit processes, disclosure controls and procedures, internal control over financial reporting, related-party transactions and risk management. In particular, the Audit Committee is responsible for: • overseeing the integrity of Zebra’s financial statements and internal controls over financial reporting; • overseeing the implementation of new accounting standards; • appointing, retaining, compensating, evaluating and terminating, when appropriate, our independent auditor; • reviewing and discussing with management and the independent auditor Zebra’s annual and quarterly financial statements; • communicating with the independent auditor on matters related to the conduct of the audit and on critical audit matters; • reviewing and evaluating Zebra’s cybersecurity, disaster recovery and business continuity programs; and • discussing policies with respect to risk assessment and risk management. The Audit Committee has the authority to engage and determine funding for outside legal, accounting or other advisors. Our Board has determined that each member of the Audit Committee meets the independence requirements under NASDAQ listing rules and rules of the SEC, and that Mr. Manire is an “audit committee financial expert” as defined under SEC regulations. In addition, as required by NASDAQ listing rules, no member of the Audit Committee has participated in the preparation of financial statements of Zebra or any current subsidiary of Zebra within the past three years, and Mr. Manire has attained “financial sophistication” due to his background as a CEO and as a CFO. Zebra Technologies Corporation I 2020 Proxy Statement 29

Back to Contents

Compensation Committee The Compensation Committee assists the Board with its responsibilities regarding the compensation of our Executive Officers and non-employee directors by: Members: • generally overseeing Zebra’s compensation and benefit programs and overall compensation Richard L. Keyser (Chair) Chirantan Desai Janice M. Roberts Michael A. Smith governance; • reviewing our total rewards philosophy, and Zebra’s implementation of that philosophy, annually to ensure the components align with the objectives; • overseeing the administration of Zebra’s short-term and long-term compensation plans; • determining (or with respect to the CEO, recommending to the Board) the total compensation Meetings in 2019: 5 and terms of employment for Executive Officers; • approving Zebra’s peer group for market-competitive compensation purposes; • overseeing Zebra’s Stock Ownership Guidelines for the non-employee directors and Executive Offfcers; • overseeing Zebra’s performance management and talent management processes; • recommending to the Board the compensation of non-employee directors; • seeking the counsel of our management team, an independent compensation consultant and other advisors as needed; and • using a sound corporate governance approach that balances an appropriate level of risk tolerance with a total rewards philosophy. Willis Towers Watson served in 2019 as the Compensation Committee’s independent executive compensation consultant. The role of Willis Towers Watson in determining executive compensation is described below under “Compensation Discussion and Analysis — Overview of Our Executive Compensation Program,” beginning on page 36. Nominating and Governance Committee The Nominating and Governance Committee has three primary responsibilities: • assisting the Board in discharging its responsibilities relating to Zebra’s governance; Members: Michael A. Smith (Chair) Richard L. Keyser Ross W. Manire • confirming the independence of our non-employee directors; and • identifying individuals qualified to serve on the Board and recommending director nominees. The Nominating and Governance Committee has the authority to retain a search firm to identify director candidates and to engage outside legal counsel or other advisors as needed. Meetings in 2019: 4 30 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Director Compensation Market Comparison Director Compensation Market Comparison In October 2018, the Compensation Committee reviewed market data on both non-employee director compensation and the financial performance of the peer group, as well as general industry data for companies similar to Zebra. (For more information on the peer group, see “Compensation Discussion and Analysis — Overview of Our Executive Compensation Program,” beginning on page 36). Using this data, the Compensation Committee confirmed that the 2019 total mix of compensation for the non-employee directors is aligned with the market, as shown below. Total Board Compensation Mix 28.6% Cash \ 71.4% Equity Awards CASH COMPENSATION WAS SLIGHTLY ABOVE THE MEDIAN PEER GROUP AND EQUITY COMPENSATION WAS ALIGNED WITH THE MEDIAN OF THE PEER GROUP The Compensation Committee also reviewed data on the cash compensation awarded to the chairs and members of the Board’s standing committees. Based on this data, shown below, the Board decided not to adjust our non-employee director compensation for 2019. Compensation of Committee Chairs Compensation of Committee Members $10,000 $30,000 ZBRA $0 $20,000 ZBRA Median ZBRA Audit Committee Median ZBRA Median Compensation Committee Median ZBRA ZBRA Median Nomination & Governance Committee Median Zebra Technologies Corporation I 2020 Proxy Statement 31

Back to Contents

Elements of Director Compensation Our non-employee director compensation for 2019 was awarded in a combination of cash and equity, as shown below. Annual cash retainer • $80,000 for all non-employee directors other than the Chairman of the Board Annual cash retainer for the Chairman of the Board • $155,000 Annual equity retainer • Target grant date fair value of $200,000 for all non-employee directors - an increase from $175,000 in 2018 • Awarded in the form of fully-vested common stock Annual cash retainer for committee chairs • $25,000 for the Compensation Committee Chair • $25,000 for the Audit Committee Chair • $10,000 for the Nominating and Governance Committee Chair Annual cash retainer for non-chair committee members • $15,000 for each Compensation Committee member • $15,000 for each Audit Committee member • $7,500 for each Nominating and Governance Committee member Additional meeting fees • $2,000 for each in-person Board meeting in excess of five in-person Board meetings per year • $1,000 for each telephonic Board meeting in excess of two telephonic Board meetings per year • $1,500 for the Chair and $1,000 for other committee members for each in-person committee meeting in excess of five in-person committee meetings per year, with no additional fee for telephonic committee meetings Non-employee directors may participate in our non-qualified deferred compensation plan and our group medical and dental plans, and they are reimbursed for expenses incurred in attending Board and committee meetings. Mr. Gustafsson does not receive additional compensation for service as a director. 2019 Non-Employee Director Compensation In May 2019, the Compensation Committee approved annual equity grants for each of the seven non-employee directors. These awards had a targeted value of $200,000, an increase from $175,000 in 2018, and were awarded in the form of 1,035 shares of fully-vested common stock for each non-employee director. The following table provides information regarding the compensation of our non-employee directors for 2019. Name Fees Earned or Paid in Cash ($) Stock Awards ($)(1) All Other Compensation ($) Total ($) Chirantan Desai 98,000 200,091 0 298,091 Richard L. Keyser 115,500 200,091 0 315,591 Andrew K. Ludwick 98,000 200,091 0 298,091 Ross W. Manire 105,500 200,091 0 305,591 Frank B. Modruson 98,000 200,091 0 298,091 Janice M. Roberts 97,000 200,091 0 297,091 Michael A. Smith 208,000 200,091 0 408,091 m The amounts in the table represent the aggregate grant date fair value for these awards computed in accordance with Financial Accounting Standards Codification 718, Compensation - Stock Compensation. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31,2019, for a discussion of assumptions made in calculating the grant date fair value of these awards. 32 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Compensation Committee Report 2019 Non-Employee Director Compensation Compensation Committee Report The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below. Based on that review and discussion, the Compensation Committee has recommended to Zebra’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in Zebra’s Annual Report on Form 10-K for the year ended December 31,2019. Compensation Committee Richard L. Keyser, Chair Chirantan Desai Janice M. Roberts Michael A. Smith Zebra Technologies Corporation I 2020 Proxy Statement 33

Back to Contents

Compensation Discussion and Analysis Executive Summary Our Compensation Discussion and Analysis (“CD&A”) focuses on the following: Page Reference Overview of Our Executive Compensation Program • Compensation Components • Pay-for-Performance and At-Risk Compensation • Role of Our Compensation Committee • Role of the Independent Compensation Consultant 36 Our Compensation Approach • How We Establish the Peer Group 38 Key Compensation Decisions in 2019 • 2019 Base Salaries • 2019 Annual Cash Incentive Awards • 2019 Long-Term Equity Incentive Awards • How 2019 Compensation for the Named Executive Officers Compares to the Peer Group 39 Restricted Stock that Vested in 2019 • Performance-Vested Restricted Stock • Time-Vested Restricted Stock 45 Stockholders Approve Compensation of Zebra’s Named Executive Officers (Say-on-Pay) 46 Employee Benefits 46 Our Executive Officer Employment Agreements 46 2019 Highlights and Performance 2019 Highlights Grew sales 6% to $4.5 billion Acquired Cortexica Vision Systems S&P 500 Index inclusion Ltd. to accelerate our capabilities in computer vision New $1 billion share repurchase authorization Acquired Profited, prescriptive analytics Named one of Forbes World’s Best firm that analyzes massive data streams, Employers utilizing machine learning to identify variations in the data in real time Awarded contract by the United States Postal Service to supply mobile computers to its carrier network Acquired Temptime Corporation, Added approximately 500 patents and manufacturer of time-temperature patent applications, bringing patent monitoring supplies portfolio portfolio to over 4,900 patents and patent applications, worldwide 34 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Compensation Discussion and Analysis
2019 Highlights and Performance


COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Zebra Technologies Corporation, the NASDAQ Composite Index and the RDG Technology Composite Index
$
500
450
400
350
300
250
200
150
100
50
0
329.98
238.96
200.49
12/14
12/15
12/16
12/17
12/18
12/19
Zebra Technologies Corporation
NASDAQ Composite
RDG Technology Composite

*$100 invested on 12/31/14 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

	12/14	12/15	12/16	12/17	12/18	12/19
Zebra Technologies Corporation	100.00	89.98	110.79	134.09	205.70	329.98
NASDAQ Composite	100.00	106.96	116.45	150.96	146.67	200.49
RDG Technology Composite	100.00	103.42	118.01	161.58	162.31	238.96

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

Named Executive Officers

This CD&A discusses the compensation of the following individuals, who are referred to as our Named Executive Officers:

ANDERS GUSTAFSSON	Chief Executive Officer
WILLIAM BURNS	Senior Vice President, Chief Product and Solutions Officer
JOACHIM HEEL	Senior Vice President, Global Sales
OLIVIER LEONETTI	Chief Financial Officer
MICHAEL H. TERZICH	Senior Vice President, Chief Administrative Officer

Compensation Governance Practices

On an on-going basis, our Compensation Committee reviews whether the Company's compensation governance practices support the Company's executive compensation philosophies and objectives, as shown in the table below, and are aligned with stockholder interests. The Compensation Committee determined that the Company's executive compensation philosophies, objectives and elements continued to be appropriate. Investors continue to be supportive of our compensation program and its alignment of pay with performance. This was conveyed by 97.20% of votes cast at Zebra's 2019 Annual Meeting in support of say-on-pay. As such, our Compensation Committee believes that our current structure adequately aligns compensation with stockholder's long-term interests, balancing profitability and growth, and maintained our overall program structure in 2019.

Zebra Technologies Corporation | 2020 Proxy Statement 35

Compensation Discussion and Analysis
Overview of Our Executive Compensation Program

WHAT WE DO	WHAT WE DON'T DO
✔ A significant portion of targeted executive pay is at-risk because it is based on performance and ultimately may not be earned and paid out	✘ We expressly forbid option and stock appreciation rights ("SAR") repricing without stockholder approval
✔ We align compensation with stockholder interests by linking incentive compensation to Zebra's overall performance	✘ We expressly forbid exchanges of underwater options or SARs for cash
✔ We target executive compensation at the median of our benchmarks, including our peer group, and compensate based on each Executive's performance	✘ We do not provide perquisites
✔ We have robust Stock Ownership Guidelines for our Named Executive Officers and non-employee directors	✘ We do not guarantee salary increases or non-performance-based bonuses
✔ We require Named Executive Officers and directors to retain 50% of vested equity awards or exercised stock appreciation rights until Stock Ownership Guidelines are met	✘ We do not offer tax gross-ups, except for two legacy arrangements granted prior to 2011, which include arrangements with our CEO and Mr. Terzich, who will be retiring effective July 1, 2020
✔ We consider, and attempt to mitigate, risk in our compensation program	NEW ✘ Our Insider Trading Policy expressly prohibits hedging or pledging of Zebra securities
✔ We use an independent compensation consultant	
✔ We have "double-trigger" accelerated vesting of equity awards, which requires both a change in control and an involuntary termination	
✔ We conduct an annual talent management review, including succession planning	
NEW ✔ We adopted a Clawback Policy applicable to all Section 16 Officers and directors	

Overview of Our Executive Compensation Program

Compensation Components

Our executive compensation program includes four components: base salary, annual incentive, long-term equity incentive and employee benefits. Each component serves a particular purpose, so each is considered independently, but the four components combined provide a holistic total executive compensation approach. The Compensation Committee does not follow a pre-established formula to allocate total compensation among the various pay components.

For 2019, the Compensation Committee determined each Named Executive Officer's compensation level by reviewing market data for each individual compensation component. Base salary, annual incentive and long-term equity incentive compensation for our Named Executive Officers are targeted at market median when target performance goals are achieved. (For more information on market comparisons, see "Our Compensation Approach" below.) Actual compensation awarded varies based upon the attainment of financial and individual performance goals, as well as each Executive's position, responsibilities and overall experience. (For more information on individual performance goals, see "Performance Management Process and Individual Adjustments" below.) We align pay with performance, paying above target when Zebra surpasses target performance goals or an Executive's individual performance exceeds expectations.

36 Zebra Technologies Corporation | 2020 Proxy Statement www.zebra.com

Compensation Discussion and Analysis
Overview of Our Executive Compensation Program

The following table describes the purpose of each compensation component and how that component is related to our pay-for-performance approach and budget.

Compensation Component	Purpose of Compensation Component	Compensation Component in Relation to Performance
Base salary	To attract and retain Executives by compensating them for the primary functions and responsibilities of the position.	Aligned to peer group benchmarking; any base salary increase that an Executive receives depends upon the individual performance and the Executive's displayed skills and competencies.
Annual cash incentive awards	To attract, retain, motivate and reward Executives for achieving or surpassing key target performance goals at the Company, business unit and individual level.	Aligned to peer group benchmarking; financial and individual performance determines the actual amount of the Executive's annual cash incentive award.
Long-term equity awards	To attract, retain, motivate and reward top talent to increase stockholder value.	Aligned to peer group benchmarking; an Executive's past performance and future potential determine the amount of equity granted.
Employee benefits	To attract and retain Executives by providing competitive health, welfare and retirement benefits packages in order to maintain their overall health.	Established within the overall employee benefit budget.

The objectives of Zebra's executive compensation approach include:

- Increasing stockholder value through long-term stock price growth;
- Maximizing Zebra's financial performance;
- Facilitating the delivery of the highest quality goods, services and solutions to our customers;
- Encouraging our employees to take actions that balance short-term achievements with long-term success without excessive risk;
- Motivating behavior to attain Zebra's objectives; and
- Attracting, retaining and rewarding the highest performing employees who contribute to our success.

Pay-for-Performance and At-Risk Compensation

Our Executive Officers are responsible for achieving long-term strategic goals, and their compensation is weighted toward rewarding long-term value creation for stockholders.

Our emphasis on creating long-term stockholder value is best illustrated in the following charts, which show that target long-term equity compensation accounts for the largest percentage of the Named Executive Officers' overall compensation for 2019. In addition, a majority of the Named Executive Officers' compensation — consisting of long-term equity and short-term incentive compensation combined — is performance-based or "at risk."


CEO
11.0%
Base Salary
13.8%
Target Short-Term Incentive
89.0%
AT-RISK COMPENSATION
75.2%
Target Long-Term Equity


Other NEOs
24.5%
Base Salary
19.6%
Target Short-Term Incentive
75.5%
AT-RISK COMPENSATION
55.9%
Target Long-Term Equity

Zebra Technologies Corporation | 2020 Proxy Statement 37

Compensation Discussion and Analysis Our Compensation Approach Role of Our Compensation Committee The Compensation Committee consists entirely of independent directors, none of whom have ever been employed by Zebra. As further described above under “Committees of the Board,” the Compensation Committee assists the Board by overseeing Zebra’s compensation and benefit programs, particularly as those programs apply to our Named Executive Officers and non-employee directors. With input from the CEO, the Compensation Committee makes final decisions regarding all aspects of compensation for our Named Executive Officers other than the CEO. The Compensation Committee recommends a compensation package and the related performance targets for the CEO for final approval by all of the independent directors. Role of the Independent Compensation Consultant The Compensation Committee engaged Willis Towers Watson (“WTW”) as its independent executive compensation consultant for 2019. In that capacity, WTW provided competitive peer group and executive compensation data, analysis and guidance to help the Compensation Committee: • establish a peer group; • set Executive Officer and non-employee director compensation; • use benchmark compensation surveys; and • develop the design of our executive compensation program; • review performance and determine payouts with respect to performance-based awards. In 2019, we paid WTW $210,223 in fees related to recommending the amount or form of executive and director compensation, and $382,328 in additional fees primarily related to services provided to assist Zebra with its Inclusion and Diversity initiatives and other talent and human capital projects. The determination to engage WTW for its additional services was recommended by management and approved by the Compensation Committee. The Compensation Committee annually assesses WTW’s independence pursuant to relevant SEC and NASDAQ rules. To that end, the Compensation Committee received a letter from WTW addressing the Firm’s independence and concluded that no conflict of interest exists that would prevent WTW from providing independent advice. Our Compensation Approach In designing and implementing our total compensation program for 2019, we were guided primarily by market compensation data of a peer group of comparable publicly traded companies and from broad-based surveys. How We Establish the Peer Group In August 2018, the Compensation Committee asked WTW to review Zebra’s peer group and to make recommendations regarding changes. In response, WTW compiled data on the financial performance of 16 publicly traded companies WTW viewed as comparable to Zebra, including all of the companies in the peer group used for 2018 executive compensation. In compiling the recommended peer group, WTW used the following methodology: • Zebra’s 2018 ISS Peer Group - review of the 2018 Zebra peer group for overall reasonableness and relevance; • Industry Classification Research - review of all U.S.based publicly-listed companies within the Global Industry Classification Standards (“GICS”) for the Technology Hardware and Equipment, Software and Services and Healthcare Equipment and Services; and • Peers-of-Peers Analysis - review of companies that are disclosed as peers to companies in Zebra’s peer group. The Compensation Committee then reviewed the following company-specific information provided by WTW for the proposed peer group: • complexity and business model, including industry, cost structure, business models and levels of complexity; • size, primarily in terms of revenue (all 16 companies had 2017 revenue of between 50% and 200% of Zebra’s 2017 revenue of $3.72 billion); • whether the proposed peer group member competes with Zebra for executive talent; • investor profile (i.e., whether the proposed peer group member is considered a reasonable investment alternative and attracts investors with similar risk/return expectations); • market capitalization; and • whether the proposed peer group member creates products of a technical nature. In addition to reviewing this data, the Compensation Committee also considered whether potential peer companies regard Zebra as a peer. For 2019, WTW recommended removing one company from the peer group used in 2018. As a result, the Compensation Committee agreed to remove Brocade Communications Systems, Inc. and approved the companies shown below as the peer group for purposes of evaluating and determining 2019 executive compensation. 38 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Compensation Discussion and Analysis
Key Executive Compensation Decisions in 2019

Zebra's Peer Group for 2019 Compensation Purposes

Agilent Technologies, Inc.	Insight Enterprises Inc	Motorola Solutions, Inc.
Analog Devices, Inc.	Itron, Inc.	NCR Corporation
ARRIS International plc	Juniper Networks, Inc.	Rockwell Collins Inc.
Ciena Corporation	KLA-Tencor Corporation	Teradata Corporation
Eastman Kodak Co.	Lam Research Corporation	Trimble Navigation, Ltd.
Harris Corporation		

Key Executive Compensation Decisions in 2019

To establish the compensation of the Named Executive Officers for 2019, the Compensation Committee and Mr. Gustafsson (who made recommendations regarding Named Executive Officers other than himself) reviewed competitive compensation data for the peer group, market compensation data from broad-based surveys and each Named Executive Officer's historical compensation. The 2019 compensation packages for the Named Executive Officers are described below.

2019 Base Salaries

For 2019, based on the Company's strong performance over a sustained period of time, Mr. Gustafsson recommended increases in the base salaries of the four Named Executive Officers (other than himself) effective as of March 17, 2019. The Compensation Committee discussed Mr. Gustafsson's recommendations and approved the recommended base salary adjustments for 2019. The Compensation Committee also recommended to the Board, and the Board approved, an increase in Mr. Gustafsson's 2019 base salary.

Our Named Executive Officers' annual base salaries appear in the following table:

Named Executive Officer	2018 Salary	2019 Salary	Percentage Increase
Anders Gustafsson	$ 1,000,000	$ 1,100,000	10.0%
William Burns	$ 477,405	$ 501,275	5.0%
Joachim Heel	$ 475,088	$ 489,340	3.0%
Olivier Leonetti	$ 546,000	$ 567,840	4.0%
Michael H. Terzich	$ 421,824	$ 438,697	4.0%

2019 Annual Cash Incentive Awards

Target Awards

The 2019 Zebra Incentive Plan ("ZIP") provides for an annual cash incentive award based on the achievement of pre-determined financial performance goals. All five Named Executive Officers participated in the ZIP.

For each Named Executive Officer, the Compensation Committee (or, in the case of Mr. Gustafsson, the Board) establishes a target annual cash incentive award, which is set as a percentage of base salary. The Compensation Committee discussed each Executive's performance with Mr. Gustafsson and compared each Executive's target annual incentive — both the percentage of base salary and the absolute dollar amount — to the market.

The 2019 target annual and maximum incentive percentages for Named Executive Officers were established as follows:

Named Executive Officer	2018 Target Annual Cash Incentive*	2018 Maximum Annual Cash Incentive*	2019 Target Annual Cash Incentive*	2019 Maximum Annual Cash Incentive*
Anders Gustafsson	125%	250%	125%	250%
William Burns	85%	170%	85%	170%
Joachim Heel	75%	150%	75%	150%
Olivier Leonetti	95%	190%	95%	190%
Michael H. Terzich	70%	140%	70%	140%

* *expressed as a percentage of the officer's base salary earned during the calendar year.*

Zebra Technologies Corporation | 2020 Proxy Statement 39

Compensation Discussion and Analysis
Key Executive Compensation Decisions in 2019

Annual Cash Incentive Plan Performance Metrics

For the 2019 ZIP, the Compensation Committee selected three financial performance metrics:

1. 2019 consolidated net sales
2. 2019 "Adjusted EBITDA," defined as earnings before interest income and expense, taxes, depreciation, amortization and Other Income/Expense, adjusted to remove equity-based compensation expense, adjustments for purchase accounting and certain non-recurring charges
3. 2019 "Enterprise Asset Intelligence (EAI) Index," defined as a measure of Zebra's sales of EAI offerings and is based on sales of specific EAI-related solutions, such as SmartLens®, SmartPack™, Zebra MotionWorks® Warehouse™, Location Solutions, Zebra Retail Solutions, and services, such as Asset Visibility Services and Operational Visibility Services.

The consolidated net sales, adjusted EBITDA metrics and EAI Index were selected to encourage executives to focus on profitable sales growth for Zebra's business. The EAI Index was added in 2019 to encourage executives to focus on Zebra's long-term strategic goal of driving our EAI vision and securing our market position in EAI offerings and specific EAI related solutions.

The Compensation Committee fixed the following threshold, target and maximum performance goals for each metric based on the 2019 business plan.

Performance Goal	Performance Threshold	Performance Target	Performance Maximum
Net Sales	92.5% of net sales target	100.0% of net sales target	105.0% or more of net sales target
Adjusted EBITDA	80.0% of Adjusted EBITDA target	100.0% of Adjusted EBITDA target	112.5% or more of Adjusted EBITDA target
EAI Index	75.0%	100.0%	115.0% or more of EAI Index target

The net sales, Adjusted EBITDA and EAI Index performance goals were measured on an annual basis. These performance goals correspond to threshold, target and maximum payouts, as shown below.

Performance Metric	Weighting	Threshold payout*#	Target payout#	Maximum payout#
Net Sales	30%	50%	100%	200%
Adjusted EBITDA	50%	50%	100%	200%
EAI Index	20%	50%	100%	200%

* *Achievement below the threshold results in a 0% payout percentage.*

\# *The payout for performance between threshold and target and between target and maximum is interpolated on a straight-line basis.*

2019 Financial Performance Results and Payout Percentage

The table below shows Zebra's performance for the three ZIP metrics, and the corresponding funding for the Named Executive Officers.

Performance Goal		
Net Sales	Actual Performance Achievement	$4,438.7 million, or 99.9% of net sales performance target
	Payout Percentage	99.6% of target incentive
Adjusted EBITDA	Actual Performance Achievement	$955.6 million, or 102.3% of Adjusted EBITDA performance target
	Payout Percentage	118.8% of target incentive
EAI Index	Actual Performance Achievement	$165.8 million, or 103.6% of EAI Index performance target
	Payout Percentage	124.2% of target incentive

40 Zebra Technologies Corporation | 2020 Proxy Statement www.zebra.com

Compensation Discussion and Analysis
Key Executive Compensation Decisions in 2019

The payouts on these individual metrics are converted to a ZIP payout percentage as follows:

ZIP payout percentage = (Annual Net Sales Performance x 30%) **+** (Annual Adjusted EBITDA Performance x 50%) **+** (Annual EAI Index Performance x 20%)

Applying this formula to Zebra's actual performance results leads to a ZIP payout for 2019 of 114.07%, as shown below:

114.07% = (96.6% x 30%) **+** (118.8% x 50%) **+** (124.2% x 20%)

Performance Management Process and Individual Adjustments

The amounts the Named Executive Officers would earn based on payout percentage shown above can be modified by the Board (for Mr. Gustafsson) or the Compensation Committee (for the other Named Executive Officers) due to performance against individual goals. When establishing those goals and determining compensation levels for the Named Executive Officers, the Compensation Committee looks to our annual performance management process and the results of our annual talent management review.

Each year, Mr. Gustafsson presents an overall talent management review to the Board, discussing the past performance and future potential of each Executive Officer and certain of their direct reports. This review includes a discussion of key skills, competencies, developmental opportunities and succession plans.

In determining the 2019 individual performance goals, the Compensation Committee (and the Board for Mr. Gustafsson) considered each Named Executive Officer's prior performance and Zebra's expectations for the business initiatives under each Executive's purview. Performance evaluations also may take into account factors such as satisfaction of daily responsibilities, particular or general contributions to Zebra's overall management and whether the Named Executive Officer exhibits Zebra's corporate values.

A Named Executive Officer's annual incentive payout will not be adjusted if the Executive meets expectations for the individual goals. These payouts may be reduced if a Named Executive Officer fails to meet expectations, or increased—though not above a maximum 200% of target award payout—if the Named Executive Officer exceeds expectations. The Compensation Committee (and the Board for Mr. Gustafsson) conducted final evaluations for 2019 in early 2020, and determined no adjustments were necessary.

2019 Annual Incentive Payouts

Based on the performance and payout calculations shown above, the Named Executive Officers received the following annual cash incentive payments for 2019:

2019 ANNUAL CASH INCENTIVE AWARDS FOR THE NAMED EXECUTIVE OFFICERS

Named Executive Officer	Actual Award As a Percent of Eligible Compensation	Actual Award
Anders Gustafsson	143%	$ 1,539,164
William Burns	97%	$ 481,278
Joachim Heel	86%	$ 416,138
Olivier Leonetti	108%	$ 610,486
Michael H. Terzich	80%	$ 347,527

Zebra Technologies Corporation | 2020 Proxy Statement 41

Compensation Discussion and Analysis
Key Executive Compensation Decisions in 2019

2019 Long-Term Equity Incentive Awards

Form of Awards

The Compensation Committee believes it is important that all of our Executive Officers are motivated to create stockholder value over a long-term investment horizon. To that end, Zebra granted three forms of long-term equity to the Named Executive Officers:

1. time-vested stock appreciation rights ("SARs"), which vest ratably over four years;
2. time-vested restricted stock, which vests ratably over three years; and
3. performance-vested restricted stock, which is earned (or not) based on Zebra's results on two financial measures during and over a three-year performance period and cliff vests three years after grant.

These equity awards, which are described in more detail below, were divided as follows (based on the value of the equity award grant) for 2019:

2019 Long-Term Equity Incentive Awards


40%
Time-vested
Restricted Stock
40%
Performance-vested
Restricted Stock
20%
Time-vested
SARs

Each year the Compensation Committee reviews the allocation of awards among the equity vehicles to ensure alignment with Zebra's stockholders and to better reflect current compensation practices.

Target Awards

Each year the Compensation Committee sets long-term equity awards with a target value at the grant date for the Named Executive Officers other than the CEO. In March 2019, utilizing the market median data information for Executive Officers as a guide, Mr. Gustafsson made recommendations for these awards, which the Compensation Committee considered.

The Board establishes Mr. Gustafsson's target annual long-term equity award after hearing the recommendation of the Compensation Committee. To formulate that recommendation for 2019, the Compensation Committee consulted with WTW and considered factors similar to those considered when determining target equity awards for the other Named Executive Officers. Based on the Company's strong performance over a sustained period of time, the Compensation Committee recommended to the Board, and the Board approved, a 2019 equity award to Mr. Gustafsson having a total value at grant date equal to $7,500,000. This represented a grant date value that was 36% above the consensus median target long-term incentive award for individuals in the CEO position, and was an increase from Mr. Gustafsson's 2018 grant date value of $6,000,000, which was also above the consensus median.

The 2019 long-term incentive awards to the Named Executive Officers were granted effective May 2, 2019. When calculating the number of shares of performance-vested restricted stock and time-vested restricted stock, the actual number of shares was set by dividing the value of the equity award grant by $205.12, the closing price of our common stock on the day prior to the grant date, without a reduction for the restricted nature of the shares. For time-vested SARs, the actual number of SARs is set by dividing the value of the equity award grant by the binomial value of a SAR.

The following table shows target grant date fair value of long-term equity awarded to each Named Executive Officer in 2019, and how that award was divided among the three types of equity.

Named Executive Officer	Total Value of the Equity Award Grant	Target Shares of Performance-Vested Restricted Stock	Shares of Time-Vested Restricted Stock	Time-Vested SARs
Anders Gustafsson	$ 7,500,203	14,626	14,626	23,379
William Burns	$ 1,400,366	2,731	2,731	4,364
Joachim Heel	$ 1,050,173	2,048	2,048	3,273
Olivier Leonetti	$ 1,500,381	2,926	2,926	4,676
Michael H. Terzich	$ 770,232	1,502	1,502	2,401

42 Zebra Technologies Corporation | 2020 Proxy Statement www.zebra.com

Compensation Discussion and Analysis
Key Executive Compensation Decisions in 2019

Performance-Vested Restricted Stock

The performance-vested restricted stock awards granted in 2019 will vest on May 2, 2022. These equity awards have a three-year performance period ending on December 31, 2021, and a payout based on two performance metrics:

- compound average growth ("CAGR") in net sales (weighted 60%), and
- adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") margin (weighted 40%).

The adjusted EBITDA margin performance goal encourages executives to focus on long-term profitable sales growth for Zebra's business while meeting or exceeding a target adjusted EBITDA margin percentage that we believe will create value for our stockholders. The net sales CAGR metric was included to grow Zebra's revenue consistently over a three-year period.

For each of these metrics, the Compensation Committee set three annual goals (for 2019, 2020 and 2021) and a cumulative three-year goal. The Named Executive Officers may earn shares based on Zebra's results for each of the three years in the performance period, or based on Zebra's results as of the end of the performance period, whichever is greater.

HOW PERFORMANCE-VESTED RESTRICTED STOCK ACCRUES

Three annual performance targets		Cumulative three-year performance target*
20% of the target number of shares will be "banked" each year if Zebra achieves the applicable annual performance target for net sales CAGR, for a possible total of 60%	OR	60% of the target number of shares will vest if Zebra achieves the performance target for 2021 net sales CAGR over 2018 net sales ● 30% target shares vest for threshold performance ● 108% target shares vest for maximum performance or better ● No shares vest for performance below threshold
13.3% of the target number of shares will be "banked" each year if Zebra achieves the applicable annual adjusted EBITDA margin performance target, for a possible total of 40%		40% of the target number of shares will vest if Zebra achieves the 2021 adjusted EBITDA margin performance target ● 20% target shares vest for threshold performance ● 72% target shares vest for maximum performance or better ● No shares vest for performance below threshold

* *Performance in 2021 in between the stated performance levels will be interpolated on a straight-line basis.*

The performance targets for 2019, 2020 and 2021 were set based upon management's net sales CAGR and adjusted EBITDA margin forecasts when preparing the 2019 annual plan. The 2021 cumulative net sales CAGR performance threshold is 1.5% below the 2021 net sales CAGR performance target, and the 2021 cumulative net sales CAGR performance maximum is 1.5% above the performance target. The 2021 adjusted EBITDA margin performance threshold is 1.0% below the 2021 adjusted EBITDA margin performance target, and the 2021 adjusted EBITDA margin performance maximum is 1.0% above the performance target.

The number of shares of performance-vested restricted stock that could vest for each of the Named Executive Officers is shown below.

RANGE OF POTENTIAL VESTING OF 2019 PERFORMANCE-VESTED RESTRICTED STOCK

Named Executive Officers	Fail to Meet Threshold Sales CAGR and Adjusted EBITDA Margin	Attain Threshold Adjusted EBITDA Margin only	Attain Target Sales CAGR and Adjusted EBITDA Margin	Attain Maximum Sales CAGR and Adjusted EBITDA Margin
Anders Gustafsson	0	2,925	14,626	26,327
William Burns	0	546	2,731	4,916
Joachim Heel	0	410	2,048	3,686
Olivier Leonetti	0	585	2,926	5,267
Michael H. Terzich	0	300	1,502	2,704

Zebra Technologies Corporation | 2020 Proxy Statement 43

Compensation Discussion and Analysis Key Executive Compensation Decisions in 2019 Time-Vested Restricted Stock To provide a significant long-term perspective and retention incentive, the Compensation Committee determined that the time-vested restricted stock awards granted in 2019 to all of the Named Executive Officers will vest one-third on each of the first three anniversaries of the grant date. Time-Vested Stock Appreciation Rights Consistent with recent annual equity grant award terms, the Compensation Committee determined that the 2019 SAR awards for all of the Named Executive Officers will vest 25% on each of the first four anniversaries of the grant date. The base price of the 2019 SARs is $205.12, the closing price of our common stock on the day prior to the grant date. Once SARs vest, the holder can choose when to exercise them by converting them to cash. Each vested SAR is worth the closing price of Zebra’s stock on the exercise date, minus the base price. When the SARs granted in 2019 vest, the Named Executive Officers may exercise them any time before they expire on May 2, 2026. How 2019 Compensation for the Named Executive Officers Compares to the Peer Group For 2019 compensation purposes, WTW presented the Compensation Committee with data regarding compensation for ten executive officer positions. WTW drew this information from 2018 compensation data from our peer group, a general industry survey (conducted by WTW for other purposes) of 628 companies, a high-technology industry survey (conducted by Radford for other purposes) of 150 high-technology companies with annual revenues between $1.9 billion and $7.4 billion, and the WTW Executive Survey (reflecting data from 116 high-technology companies). WTW compiled compensation data at the 25th percentile, median and 75th percentile levels from each of these data sources, as well as consensus (i.e., average) compensation data, for base salaries, target annual cash incentive awards, target long-term equity awards and total target direct compensation for individual executive officer positions. Using this data, the Compensation Committee confirmed that the 2019 compensation packages for the Named Executive Officers are at an appropriate level in comparison to the market, as shown below, and based on an Executive’s performance. Mr. Gustafsson’s Compensation vs. Peer Group Compensation as of November 2018 Other NEO’s Compensation vs. Peer Group Compensation as of November 2018 Base Salary Target Annual Cash Incentive (as a % of base salary) Target Annual Cash Incentive (in dollars) 2% Target Long-Term Equity Incentive 9% above Market Median Base Salary Target Annual Cash Incentive (as a % of base salary) Target Annual Cash Incentive (in dollars) Target Long-Term Equity Incentive 12% 7% below above 1% below 5% median 14% above 10% above 25% above Market Median 19% below 44 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Compensation Discussion and Analysis Restricted Stock that Vested in 2019 Restricted Stock that Vested in 2019 Performance-Vested Restricted Stock On May 12, 2016, Zebra granted the then Named Executive Officers performance-vested restricted stock with a three-year performance period ending December 31,2018. The 2016 performance vested restricted stock awards vested on May 12, 2019 at 180% of target. Although share price was not a performance goal under the grants, during the three-year period from the May 12, 2016 grant date until the vesting date on May 12, 2019, the stock price rose from $51.70 per share to $195.89 per share. The threshold performance targets and actual performance targets are set forth below: Threshold Target Maximum Actual 2018 Net Sales 3-Year Compound Annual Growth Rate (CAGR) 2.5% 4.0% 5.5% 6.3% 2018 adjusted EBITDA margin 18.0% 19.0% 20.0% 20.7% Set forth below is the number of shares of performance-vested restricted stock that vested for each Named Executive Officer, including the value of the shares on the vesting date. Named Executive Officers Target Number of Shares Granted in 2016 Grant Date Fair Value of Award Number of Shares Vested Value of Shares on Date of Vesting Anders Gustafsson 32,673 $ 1,680,046 58,812 $ 11,520,633 William Burns 8,557 $ 440,001 15,403 $ 3,017,294 Joachim Heel 6,846 $ 352,021 12,323 $ 2,413,952 Olivier Leonetti 5,484 $ 400,058 9,872 $ 1,933,827 Michael H. Terzich 5,640 $ 290,009 10,152 $ 1,988,675 Time-Vested Restricted Stock On May 12, 2016, Zebra granted the then Named Executive Offfcers time-vested restricted stock with three-year cliff vesting on May 12, 2019. During the three-year period from May 12, 2016 until May 12, 2019, Zebra’s stock price rose from $51.42 per share to $195.89 per share. On May 10, 2018, Zebra granted the then Named Executives Officers time-vested restricted stock with annual vesting in one-third increments on each anniversary TIME-VESTED RESTRICTED STOCK of the grant date in 2019, 2020 and 2021. During the one-year period from May 10, 2018 until May 10, 2019, Zebra’s stock price rose from $ 153.12 per share to $195.89 per share. The table below shows the number of shares of time-vested restricted stock earned by each Named Executive Officer in 2019, and the value of those shares on the vesting date. Named Executive Officers Grant Date Fair Value of Award Number of Shares Vested Value of Shares on Date of Vesting Anders Gustafsson $ 2,479,946 38,021 $ 7,447,934 William Burns $ 613,353 9,716 $ 1,903,268 Joachim Heel $ 485,288 7,737 $ 1,515,601 Olivier Leonetti $ 600,033 6,821 $ 1,566,384 Michael H. Terzich $ 391,268 6,317 $ 1,237,437 Zebra Technologies Corporation I 2020 Proxy Statement 45

Back to Contents

Compensation Discussion and Analysis Stockholders Approve Compensation of Zebra’s Named Executive Officers (Say-on-Pay) Stockholders Approve Compensation of Zebra’s Named Executive Officers (Say-on-Pay) Zebra holds an annual stockholder advisory vote on the compensation of our Named Executive Officers. At our 2019 Annual Meeting, the say-on-pay proposal regarding 2018 compensation was approved by 97.20% of the votes cast. After considering a number of factors, including the approval of the say-on-pay vote, the Compensation Committee determined that no changes to our compensation philosophy or strategy were Employee Benefits Zebra’s employee benefits are designed to align generally with the market median for such programs. Our Named Executive Officers are eligible to participate in various benefit programs offered generally to Zebra’s U.S. salaried employees, such as our health plans and group disability and life insurance plans. We provide a 401(k) plan to eligible employees with a Company match, as well as a non-qualified deferred compensation plan for highly compensated employees with immediately required. The Compensation Committee made the decision to add the EAI Index to our performance metrics for strategic business purposes to drive Zebra’s long-term strategic goals. Our Board, Compensation Committee and Executive Officers regularly consider changes to our total rewards program to ensure it remains aligned with Zebra’s business strategy and stockholder expectations. no Company contributions. We do not provide other long-term compensation plans, supplemental executive retirement plans or a defined benefit pension plan. We do not provide any perquisites. Zebra provides a supplemental executive disability policy to replace the difference between what the group disability policy provides and the 60% earnings replacement cap under the group policy. Zebra pays for this coverage and reimburses covered executives to the extent they are taxed on this benefit. Our Executive Officer Employment Agreements Each Executive Officer has an employment agreement that addresses matters such as compensation and termination of employment and includes non-competition and non-solicitation provisions. These agreements are discussed in more detail under “Executive Compensation - Potential Payments upon Termination of Employment or Change in Control.” We believe that having employment agreements helps us attract effective and high-potential executive officers by providing them a minimum level of total compensation. The employment agreements provide appropriate assurance for Executives concerned about a potential termination of employment in connection with a change in control. Specifically, we believe the severance amounts reflected under “Executive Compensation -Potential Payments upon Termination of Employment or Change in Control” are fair and reasonable in order to allow the Named Executive Officers to transition from Zebra with minimal disruption to our overall business. Moreover, we believe that, in the event of a change in control, these severance payments will help secure the continued employment and dedication of our Executive Officers, notwithstanding any concern they may have regarding their own employment. The components of total compensation reflected in the employment agreements are reviewed annually by the Compensation Committee as described in this CD&A. All other provisions of the employment agreements are established when an employee is appointed as an Executive Officer, and are reviewed and updated on an as-needed basis. We believe the non-compete or non-solicitation provisions, where applicable, align with our desire to protect Zebra and our stockholders from negative actions that could be caused by an Executive Officer who joins a competitor or otherwise engages in activities that could result in competitive harm to Zebra or our customers. Zebra’s equity agreements with its Executive Officers are subject to Zebra’s Clawback Policy and contain restrictive covenant provisions that also contain clawback provisions for violation of such covenants. 46 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Executive Compensation

The following table summarizes the compensation earned during 2019, 2018 and 2017 by our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated Executive Officers as of December 31, 2019. We refer to these five Executive Officers as the Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option/SAR Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Anders Gustafsson Chief Executive Officer	2019	1,076,923	0	6,000,170	1,500,033	1,539,164	33,819	10,150,109
	2018	988,462	0	4,800,000	1,200,014	2,473,973	33,643	9,496,092
	2017	938,462	0	4,000,082	1,000,058	1,819,014	33,963	7,791,579
William Burns, Senior Vice President, Chief Product and Solutions Officer	2019	495,767	0	1,120,365	280,001	481,278	20,778	2,398,189
	2018	474,196	0	1,040,110	260,002	806,666	18,448	2,599,422
	2017	460,385	0	920,084	230,037	570,840	16,615	2,197,961
Joachim Heel Senior Vice President, Global Sales	2019	486,051	0	840,172	210,001	416,138	22,068	1,974,430
	2018	472,414	0	800,200	200,034	709,012	18,891	2,200,551
	2017	460,385	0	720,169	180,025	535,162	16,471	1,912,212
Olivier Leonetti Chief Financial Officer	2019	562,800	0	1,200,362	300,019	610,486	21,225	2,694,892
	2018	541,154	0	1,200,150	300,027	1,029,092	17,636	3,088,059
	2017	525,000	0	1,000,169	250,029	731,903	122,795	2,629,896
Michael H. Terzich Senior Vice President, Chief Administrative Officer	2019	434,803	0	616,180	154,052	347,527	22,408	1,574,970
	2018	418,080	0	608,152	152,013	585,824	19,923	1,783,992

(1) *The amounts reflect the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Codification Topic 718, Compensation – Stock Compensation, of restricted stock and stock appreciation rights ("SAR") granted in 2019, 2018 and 2017. The amounts included in this column include the grant date fair value of time-vested restricted stock and SARs, as well as performance-vested restricted stock, which is calculated based on the probable satisfaction of the performance conditions for such awards. If the highest level of performance is achieved for the performance-vested restricted stock granted in 2019, the grant date fair value of such stock awards would be as follows: Mr. Gustafsson – $5,400,000; Mr. Burns – $1,008,000; Mr. Heel – $756,126; Mr. Leonetti – $1,080,000; and Mr. Terzich – $554,400. Please see Note 15, "Share-Based Compensation," of Zebra's consolidated financial statements included in Zebra's Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.*

(2) *The amounts in this column reflect the annual incentive compensation earned under the 2019 Zebra Incentive Plan.*

(3) *All other compensation for 2019 consists of 401(k) matching contributions (Mr. Gustafsson – $11,200; Mr. Burns – $11,200; Mr. Heel – $11,200; Mr. Leonetti – $11,200; and Mr. Terzich – $11,200); life insurance premiums (Mr. Gustafsson – $1,080; Mr. Burns – $774; Mr. Heel – $770; Mr. Leonetti – $885; and Mr. Terzich – $684); a tax gross up in connection with income recognized for long-term disability premiums paid by Zebra (Mr. Gustafsson – $9,542; Mr. Burns – $4,311; Mr. Heel – $5,007; Mr. Leonetti – $4,049; and Mr. Terzich – $4,662); and Zebra paid executive long-term disability insurance premiums (Mr. Gustafsson – $11,997; Mr. Burns – $4,493; Mr. Heel – $5,091; Mr. Leonetti – $5,091; and Mr. Terzich – $5,862).*

Zebra Technologies Corporation | 2020 Proxy Statement 47

Executive Compensation
Grants of Plan-Based Awards in 2019

Grants of Plan-Based Awards in 2019

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1) Threshold ($)	Target ($)	Maximum ($)	Estimated Future Payouts Under Equity Incentive Plan Awards(2) Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock (#)(3)	All Other Options Awards, Number of Securities Underlying Options(#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Anders Gustafsson		673,077	1,346,154	2,692,308							
	5/02/19								23,379	205.12	1,500,043
	5/02/19							14,626			3,000,085
	5/02/19				7,313	14,626	23,379				3,000,085
William Burns		210,701	421,402	842,804							
	5/02/19								4,364	205.12	280,091
	5/02/19							2,731			560,183
	5/02/19				1,366	2,731	4,364				560,183
Joachim Heel		182,269	364,538	729,077							
	5/02/19								2,048	205.12	210,043
	5/02/19							2,048			420,086
	5/02/19				1,024	2,048	3,273				420,086
Olivier Leonetti		267,330	534,600	1,069,320							
	5/02/19								4,676	205.12	300,091
	5/02/19							2,926			600,181
	5/02/19				1,463	2,926	4,676				600,181
Michael H. Terzich		152,181	304,362	608,724							
	5/02/19								2,401	205.12	154,045
	5/02/19							1,502			308,090
	5/02/19				751	1,502	2,401				308,090

(1) *These amounts represent the threshold, target and maximum potential earnings under the 2019 Zebra Incentive Plan. The actual amounts earned in respect of 2019 are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. Please see "Compensation Discussion and Analysis" for further discussion of the 2019 Zebra Incentive Plan.*

(2) *These amounts represent the threshold, target and maximum number of shares of performance-vested restricted stock granted under Zebra's long-term equity incentive plan on May 2, 2019. These awards are scheduled to vest on May 2, 2022 (having a three-year performance period ending on December 31, 2021). Please see "Compensation Discussion and Analysis" for further discussion of Zebra's long-term equity incentive plan and the "Potential Payments upon Termination of Employment or Change in Control" for further discussion of vesting terms upon certain termination events.*

(3) *Represents shares of time-vested restricted stock granted under Zebra's long-term equity incentive plan on May 2, 2019. These awards vest one-third on each of the first three anniversaries of the grant date. Please see "Compensation Discussion and Analysis" for further discussion of Zebra's long-term equity incentive plan and the "Potential Payments upon Termination of Employment or Change in Control" for further discussion of vesting terms upon certain termination events.*

(4) *Represents the number of shares underlying SAR awards granted under Zebra's long-term equity incentive plan on May 2, 2019. SARs become exercisable in 25% increments on each of the first four anniversaries of the grant date and expire on the seventh anniversary of the grant date. Please see "Compensation Discussion and Analysis" for further discussion of Zebra's long-term equity incentive plan and the "Potential Payments upon Termination of Employment or Change in Control" for further discussion of vesting terms upon certain termination events.*

(5) *The base price equals the closing market price of our common stock on the date of grant or on the day immediately preceding grant.*

(6) *The amounts included in this column were determined in accordance with Financial Accounting Standards Codification Topic 718, Compensation – Stock Compensation and, in the case of performance-vested restricted stock awards, are calculated based on the probable satisfaction of the performance conditions. Please see Note 15, "Share-Based Compensation," of Zebra's consolidated financial statements included in Zebra's Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.*

48 Zebra Technologies Corporation | 2020 Proxy Statement www.zebra.com

Executive Compensation Outstanding Equity Awards at 2019 Fiscal Year-End Outstanding Equity Awards at 2019 Fiscal Year-End Option/SAR Awards Stock Awards Equity Equity Equity Incentive Incentive Incentive Number Plan Plan Awards: Plan of Market Awards: Market or Number of Awards: Shares Value of Number of Payout Value Securities Number of Number of or Units Shares Unearned of Unearned Underlying Securities Securities of Stock or Units Shares, Shares, Units Unexercised Underlying Underlying That of Stock Units or or Other Options/ Unexercised Unexercised Option Have That Other Rights Rights That SARs Options/SARs Unearned Exercise Option Not Have Not That Have Have Not (#) (#) Options Price Expiration Vested Vested Not Vested Vested Name Exercisable Unexercisable (#) ($) Date (#) ($)(2) (#) ($)(2) Anders Gustafsson(3) 4/30/2012 42,289 0 38.79 4/30/2022 5/3/2013 36,201 0 46.07 5/3/2023 5/8/2014 19,493 0 74.72 5/8/2024 5/15/2015 21,191 0 108.20 5/15/2025 5/12/2016 31,692 10,564 51.42 5/12/2026 5/11/2017 16,756 16,758 98.87 5/11/2024 5/11/2017(1’ 20,229 5,167,296 5/11/2017<4> 36,412 9,301,081 5/10/2018 6,303 18,911 149.57 5/10/2025 5/10/2018® 10,698 2,732,697 5/10/2018(4 19,256 4,987,721 5/2/2019 0 23,379 205.12 5/2/2026 5/2/2019(8’ 14,626 3,736,065 5/2/2019(6 14,626 3,736,065 William Burns(7) 6/8/2015 1,302 0 112.95 6/8/2025 5/12/2016 2,767 2,767 51.42 5/12/2026 5/11/2017 3,854 3,855 98.87 5/11/2024 5/11/2017(1’ 4,653 1,188,562 5/11/2017(4 8,375 2,139,310 5/10/2018 1,365 4,098 149.57 5/10/2025 5/10/2018(8 2,318 592,110 5/10/2018(5 4,172 1,065,696 5/2/2019 0 4,364 205.12 5/2/2026 5/2/2019(8 2,731 697,607 5/2/2019(6 2,731 697,607 Zebra Technologies Corporation I 2020 Proxy Statement 49

Back to Contents

Executive Compensation Outstanding Equity Awards at 2019 Fiscal Year-End Option/SAR Awards Stock Awards Equity Equity Equity Incentive Incentive Incentive Number Plan Plan Awards: Plan of Market Awards: Market or Number of Awards: Shares Value of Number of Payout Value Securities Number of Number of or Units Shares Unearned of Unearned Underlying Securities Securities of Stock or Units Shares, Shares, Units Unexercised Underlying Underlying That of Stock Units or or Other Options/ Unexercised Unexercised Option Have That Other Rights Rights That SARs Options/SARs Unearned Exercise Option Not Have Not That Have Have Not (#) (#) Options Price Expiration Vested Vested Not Vested Vested Name Exercisable Unexercisable (#) ($) Date (#) ($)(2) (#) ($)(2) Joachim Heel(9) 9/15/2014 8,572 0 73.50 9/15/2024 5/15/2015 4,526 0 108.20 5/15/2025 5/12/2016 6,640 2,214 51.42 5/12/2026 5/11/2017 3,016 3,017 98.87 5/11/2024 5/11/2017(1) 3,642 930,312 5/11/2017(4) 6,556 1,674,665 5/10/2018 1,050 3,153 149.57 5/10/2025 5/10/2018® 1,784 455,705 5/10/2018(5) 3,211 820,218 5/2/2019 0 3,273 205.12 5/2/2026 5/2/2019(8) 2,048 523,141 5/2/2019(6) 2,048 523,141 Olivier Leonetti(10) 11/17/2016 5,319 1,773 72.95 10/31/2026 5/11/2017 4,189 4,190 98.87 5/11/2024 5/11/2017(1) 5,058 1,292,016 5/11/2017<4> 9,104 2,325,526 5/10/2018 1,576 4,728 149.57 5/10/2025 5/10/2018(8) 2,675 683,302 5/10/2018<5> 4,815 1,229,944 5/2/2019 0 4,676 205.12 5/2/2026 5/2/2019(5 2,926 747,417 5/2/2019(5 2,926 747,417 Michael H. Terzich(11) 5/12/2016 1,824 0 51.42 5/12/2016 5/11/2017 2,430 0 98.87 5/11/2024 5/11/2017(1 2,934 749,461 5/11/2017(4 5,281 1,348,979 5/10/2018 2,369 798 149.57 5/11/2025 5/10/2018(8 1,356 346,377 5/10/2018(5 2,441 623,529 5/2/2019 0 2,401 205.12 5/2/2026 5/2/2019(8 1,502 383,671 5/2/2019(6 1,502 383,671 (1) These restricted stock awards cliff vest: three years after the grant date. (2) The market value is based on the $255.44 closing price of our common stock on The NASDAQ Stock Market: on December 31, 2019. 50 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Executive Compensation Options and Stock Appreciation Rights Exercised and Stock Vested in 2019 (3) The stock appreciation right (“SAR”) granted on May 12, 2016 will vest with respect to 10,564 rights on May 12, 2020; the SAR granted on May 11, 2017 will vest with respect to 8,379 rights on each of May 11, 2020 and 2021; the SAR granted on May 10, 2018 will vest with respect to 6,303 rights on May 10, 2020 and with respect to 6,304 rights on each of May 10, 2021 and 2022; and the SAR granted on May 2, 2019 will vest with respect to 5,844 rights on May 2, 2020 and with respect to 5,845 rights on each of May 2, 2021, 2022 and 2023. (4) Represents the number of restricted shares that would vest on May 11, 2020, based upon achievement of a threshold target CAGR of 2019 net sales over 2016 net sales and a threshold target of 2019 adjusted EBITDA margin. The maximum number of restricted shares that may vest based upon the achievement of a maximum target level of net sales CAGR! and a maximum target level of 2019 adjusted EBITDA margin is as follows: Mr. Gustafsson - 36,412 shares; Mr Burns - 8,375 shares; Mr Heel - 6,556 shares; Mr. Leonetti - 9,104 shares; and Mr Terzich - 5,281 shares. (5) Represents the number of restricted shares that would vest on May 10, 2021, based upon achievement of a threshold target CAGR of 2020 net sales over 2017 net sales and a threshold target of 2020 adjusted EBITDA margin. The maximum number of restricted shares that may vest based upon the achievement of a maximum target level of net sales CAGR and a maximum target level of2020 adjusted EBITDA margin is as follows: Mr. Gustafsson - 28,883 shares; Mr Burns - 6,259 shares; Mr Heel - 4,815 shares; Mr. Leonetti - 7,222 shares; and Mr Terzich - 3,659 shares. See “Grants of Plan-Based Awards in 2019” table and footnote 2 to that table for a more detailed description of these awards. (6) Represents the number of restricted shares that would vest on May 2, 2022, based upon achievement of a threshold target CAGR of 2021 net sales over 2018 net sales and a threshold target of 2021 adjusted EBITDA margin. The maximum number of restricted shares that may vest based upon the achievement of a maximum target level of net sales CAGR and a maximum target level of 2021 adjusted EBITDA margin is as follows: Mr. Gustafsson - 47,389 shares; Mr Burns - 8,849 shares; Mr Heel - 6,635 shares; Mr Leonetti-10,129 shares; and Mr Terzich - 4,867 shares. See “Grants of Plan-Based Awards in 2019” table and footnote 2 to that table for a more detailed description of these awards. (7) The SAR granted on May 12, 2016 will vest with respect to 2,767 rights on May 12, 2020; the SAR granted on May 11, 2017 will vest with respect to 1,927 rights on May 11, 2020 and with respect to 1,928 rights on May 11, 2021; the SAR granted on May 10, 2018 will vest with respect to 1,366 rights on each of May 10, 2020, 2021 and 2022; and the SAR granted on May 2, 2019 will vest with respect to 1,091 rights on each of May 2, 2020, 2021, 2022 and 2023. (8) These restricted stock awards vest pro rata over three years after the grant date. (9) The SAR granted on May 12, 2016 will vest with respect to 2,214 rights on May 12, 2020; the SAR granted on May 11, 2017 will vest with respect to 1,508 rights on May 11, 2020 and with respect to 1,509 rights on May 11, 2021; the SAR granted on May 10, 2018 will vest with respect to 1,051 rights on each of May 10, 2020, 2021 and 2022; and the SAR granted on May 2, 2019 will vest with respect to 818 rights on each of May 2, 2020, 2021 and 2022 and with respect to 819 rights on May 2, 2023. (10) The SAR granted on November 17, 2016 will vest with respect to 1,773 rights on October 31, 2020; the SAR granted on May 11, 2017 will vest with respect to 2,095 rights on each of May 11, 2020 and 2021; the SAR granted on May 10, 2018 will vest with respect to 1,576 rights on each of May 10, 2020, 2021 and 2022; and the SAR granted on May 2, 2019 will vest with respect to 1,169 rights on each of May 2, 2020, 2021, 2022 and 2023. (11) The SAR granted on May 12, 2016 will vest with respect to 1,824 rights on May 12, 2020; the SAR granted on May 11, 2017 will vest with respect to 1,215 rights on each of May 11, 2020, and 2021; the SAR granted on May 10, 2018 will vest with respect to 798 rights on May 10, 2020, and with respect to 799 rights on each of May 10, 2021 and 2022; and the SAR granted on May 2, 2019 will vest with respect to 600 rights on each of May 2, 2020, 2021 and 2021 and with respect to 601 rights on May 2, 2023. Options and Stock Appreciation Rights Exercised and Stock Vested in 2019 The table below sets forth information with respect to stock options and SARs exercised by the Named Executive Officers during 2019 and awards of restricted stock that vested in 2019. Name Number of Shares Acquired on Exercise (#) Value Realized on Exercise ($)(1) Number of Shares Acquired on Vesting (#) Value Realized on Vesting ($) Anders Gustafsson 74,484 13,603,296 96,833 18,968,616 William Burns 9,436 1,232,794 25,119 4,920,561 Joachim Heel 0 0 20,060 3,929,553 Olivier Leonetti 11,084 1,306,344 16,693 3,500,210 Michael H. Terzich 6,088 711,689 16,469 3,226,112 (1) Value calculated as the difference between the market price of the underlying securities on the date of exercise and the exercise or base price of the exercised stock options or SARs. Zebra Technologies Corporation I 2020 Proxy Statement 51

Back to Contents

Executive Compensation
Non-Qualified Deferred Compensation

Non-Qualified Deferred Compensation

Pursuant to Zebra's non-qualified deferred compensation plan, a Named Executive Officer may defer, on a pre-tax basis, up to 50% of his base salary and annual incentive award. Deferred compensation balances are credited with gains or losses that mirror the performance of benchmark investment funds selected by the participant under the plan. All credited amounts are unfunded general obligations of Zebra, and participants have no greater rights to payment than any unsecured general creditor of Zebra.

The value of a participant's account changes based upon the performance of a participant's selected benchmark investment funds. Account balances are paid either in a lump sum or in annual installments. The plan permits payment upon, among other things, a termination of employment or a change in control of Zebra. Zebra does not make contributions to the plan, but pays the costs of administration.

The table below shows the funds available under the plan and the 2019 rates of return.

Fund Name	2019 Rate of Return (%)
American Funds New Perspective Fund Class R-6 (RNPGX)	30.48
American Funds EuroPacific Growth Fund Class R-6 (RERGX)	27.40
Vanguard Extended Market Index Fund Institutional Shares (VIEIX)	28.05
Vanguard Federal Money Market Fund (VMFXX)	2.14
Vanguard FTSE Social Index Fund (VFTAX)	23.59
Vanguard Institutional Index Fund Institutional Plus Shares (VIIIX)	31.48
Vanguard Institutional Target Retirement 2015 Fund (VITVX)	14.88
Vanguard Institutional Target Retirement 2020 Fund (VITWX)	17.69
Vanguard Institutional Target Retirement 2025 Fund (VRIVX)	19.67
Vanguard Institutional Target Retirement 2030 Fund (VTTWX)	21.14
Vanguard Institutional Target Retirement 2035 Fund (VITFX)	22.56
Vanguard Institutional Target Retirement 2040 Fund (VIRSX)	23.93
Vanguard Institutional Target Retirement 2045 Fund (VITLX)	25.07
Vanguard Institutional Target Retirement 2050 Fund (VTRLX)	25.05
Vanguard Institutional Target Retirement 2055 Fund (VIVLX)	25.06
Vanguard Institutional Target Retirement 2060 Fund (VILVX)	25.13
Vanguard Institutional Target Retirement 2065 Fund (VSXFX)	25.15
Vanguard Institutional Target Retirement Income Fund (VITRX)	13.20
LSV Value Equity Fund (LSVEX)	25.18
PIMCO Inflation Response Multi-Asset Fund Instl (PIRMX)	10.03
PIMCO Total Return Instl (PTTRX)	8.26
Royce Opportunity Fund Institutional Class (ROFIX)	28.36
T. Rowe Price International Discovery (PRIDX)	24.60
T. Rowe Price Small-Cap Stock (OTCFX)	33.63
Vanguard Total International Stock Index Fund Institutional Shares (VTSNX)	21.56
Vanguard Total Bond Market Index Fund Institutional Shares (VBTIX)	8.73
T. Rowe Price Institutional Large Cap Growth Fund (TRLGX)	28.49

52 Zebra Technologies Corporation | 2020 Proxy Statement www.zebra.com

Executive Compensation
Potential Payments upon Termination of Employment or Change in Control

Non-Qualified Deferred Compensation for 2019

The table below sets forth information regarding the Named Executive Officers' participation in the plan in 2019.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Anders Gustafsson	0	0	0	0	0
William Burns	65,122	0	40,195	0	241,919
Joachim Heel	141,802	0	92,229	0	464,168
Olivier Leonetti	0	0	0	0	0
Michael H. Terzich	0	0	0	0	0

(1) The amount(s) reported in this column are included in the Summary Compensation Table under the "Salary" and "Non-Equity Incentive Plan Compensation" columns.

(2) The amount(s) reported in this column are not included in the Summary Compensation Table.

Potential Payments upon Termination of Employment or Change in Control

General

Our Named Executive Officers' employment agreements, equity award agreements and Zebra's compensation and benefit plans provide for compensation payments and benefits upon certain termination triggering events. The information below describes those instances in which our Named Executive Officers would be entitled to payments following a termination of employment and/or upon a change in control of Zebra.

Employment Agreements

Zebra has employment agreements with each of the Named Executive Officers. Mr. Gustafsson's employment agreement is substantially the same as the agreements of Messrs. Burns, Heel, Leonetti, and Terzich, except where described below.

Zebra's Annual Incentive Plan and Equity Award Agreements

Named Executive Officers are eligible to earn annual incentive awards under Zebra's annual incentive plan, and are eligible to earn time-vested stock appreciation rights ("SAR") awards, time-vested restricted stock awards and performance-vested restricted stock awards under their equity award agreements. Eligibility to receive incentive-based compensation is determined in the sole discretion of the Compensation Committee for Messrs. Burns, Heel, Leonetti, and Terzich, and the Board for Mr. Gustafsson. Mr. Gustafsson's equity award agreements are substantially the same as the agreements of Messrs. Burns, Heel, Leonetti, and Terzich, except where described below. All Named Executive Officers participated in the 2019 Zebra Incentive Plan.

Under Zebra's annual incentive plan and equity award agreements, each Officer is bound by non-competition and non-solicitation provisions until two years (annual incentive plan) or one year (equity award agreements) following termination. Each Officer has agreed to confidentiality covenants during and after employment. Pursuant to our Clawback Policy, which applies to all Section 16 Officers, the Company may recoup cash-based incentive compensation under Zebra's annual incentive plan or equity-based incentive compensation where: (i) the Company is required to prepare an accounting restatement resulting from Executive misconduct, or (ii) an Executive's misconduct results, or could result, in termination for Cause, including a willful violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type agreement.

Zebra Technologies Corporation | 2020 Proxy Statement 53

Executive Compensation Potential Payments upon Termination of Employment or Change in Control Payments Upon Retirement or Voluntary Resignation Under Zebra’s annual incentive plan, a participant may be paid any earned incentive award amount in the event of termination by reason of retirement, but not voluntary resignation. None of the Named Executive Officers were eligible for retirement under the 2019 Zebra Incentive Plan. Although none of the Named Executive Officers were age 65 as of December 31,2019, their time-vested restricted stock awards and performance-vested restricted stock awards granted in 2017, 2018 and 2019 provide for pro rata vesting for a termination of employment by reason of retirement on or after age 65, or prior to age 65 with the approval of the Officer responsible for human resources. The performance-vested restricted stock awards would vest pro rata in accordance with the performance goals. Payments Upon Death or Disability Under Zebra’s annual incentive plan, participants are entitled to any earned incentive award amount in the event of termination of employment by reason of death or disability. Messrs. Burns, Heel, Leonetti, and Terzich Messrs. Burns’, Heel’s, Leonetti’s, and Terzich’s SAR awards and time-vested restricted stock awards accelerate vesting in full in the event of termination of employment by reason of death or disability. The target number of shares accelerates for Messrs. Burns’, Heel’s, Leonetti’s, and Terzich’s performance-vested restricted stock awards. Mr. Gustafsson Mr. Gustafsson’s 2017 and 2016 time-vested SAR awards and 2017 time-vested restricted stock awards vest pro rata based on the number of days from the grant date through and including the date of termination of employment Mr. Gustafsson’s 2017 performance-vested restricted stock awards vest at target pro rata based on the number of days from the grant date through and including the date of termination of employment. Mr. Gustafsson’s 2018 and 2019 time-vested SAR awards and time-vested restricted stock awards accelerate vesting in full in the event of termination of employment by reason of death or disability. Mr. Gustafsson’s 2018 and 2019 performance-vested restricted stock awards vest in full at target. Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason Under our Named Executive Officers’ employment agreements, “Cause” includes the commission, indictment or conviction of a felony or misdemeanor involving fraud or dishonesty; a material breach of the employment agreement; willful or intentional misconduct, gross negligence, or dishonest, fraudulent or unethical behavior; failure to materially comply with a direction of the Board; or breach of fiduciary duty to Zebra. “Good reason” includes a demotion to a lesser position or assignment of duties materially inconsistent with the Named Executive Officer’s position, status or responsibilities; a material breach by Zebra of the employment agreement; or a decrease in base salary (unless applied proportionally). Under our Named Executive Officers’ award agreements, the time-vested SAR awards granted in 2018 and 2019 to all Executives, and Mr. Gustafsson’s 2019, 2018, and 2017 time-vested SAR awards, vest pro rata based on the number of days from the grant date through and including the date of termination of employment. The time-vested restricted stock awards granted in 2019, 2018, and 2017 to all Named Executive Officers vest pro rata based on the number of days from the grant date through and including the date of termination of employment. In addition, performance-vested restricted stock awards granted in 2019, 2018 and 2017 to Named Executive Officers accelerate vesting in accordance with the performance-based vesting goals on a pro rata basis. The Named Executive Officers’ employment agreements are summarized below. Messrs. Burns, Heel, Leonetti, and Terzich If the Executive Officer terminates his employment for Good Reason, or Zebra terminates his employment without Cause and under circumstances other than death or disability, the Executive will be entitled to (i) a severance payment equal to one-year continuation of base salary; (ii) a pro rata portion of his annual incentive for the year in which his employment terminates, if the incentive otherwise would have been earned; (iii) any unpaid previously earned annual incentive; (iv) a severance payment equal to 100% of the Executive’s target annual incentive for the year in which employment terminates; (v) outplacement services not to exceed $32,000; and (vi) the continuation of coverage under Zebra’s medical and dental insurance plans, with Zebra contributing to the cost of such coverage at the same rate Zebra pays for health insurance coverage for its active employees under its group health plan, until the earlier of (a) one year after the date of termination, or (b) the Executive becoming eligible for coverage under another group health plan that does not impose preexisting condition limitations. 54 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Executive Compensation Potential Payments upon Termination of Employment or Change in Control Mr. Gustafsson Mr. Gustafsson’s employment agreement also provides (i) that any decrease in Mr. Gustafsson’s starting date salary permits him to terminate his employment for Good Reason, and (ii) if Mr. Gustafsson terminates employment for Good Reason, or Zebra terminates his employment without Cause and under circumstances other than death or disability, he will not receive outplacement services, the unvested portion of non-performance-based equity awards will vest immediately (unless otherwise expressly set forth in an award agreement, such as Mr. Gustafsson’s time-vested SAR and restricted stock award agreements), the continuation of his salary will be for a period of two years, and, unless it is otherwise terminated, the continuation of healthcare coverage will be for a period of two years. Mr. Gustafsson’s employment agreement provides for a minimum base salary of $700,000, which was his starting date salary, a target annual incentive equal to 100% of salary and a maximum annual incentive equal to 200% of salary. Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason Concurrently with a Change in Control Under our Executive Officers’ employment agreements, a “change in control” includes (i) an acquisition by a person or group of 35% or more of Zebra’s common stock; (ii) a change in a majority of the Board within a 24-month period; (iii) the approval by our stockholders of a complete liquidation or dissolution of Zebra; or (iv) the consummation of a reorganization, merger or consolidation of Zebra or sale or other disposition of all or substantially all of the assets of Zebra. Messrs. Burns, Heel, Leonetti, and Terzich If the Executive Officer terminates employment for Good Reason, or Zebra terminates the Officer’s employment without Cause, and the termination occurs within 120 days immediately preceding or one year following a “change in control,” then the Executive will be entitled to all compensation and benefits set forth in the Involuntary Termination Without Cause or by Executive for Good Reason column in the tables under Potential Payments upon Termination of Employment or Change in Control, except that the Executive will receive a payment equal to two times his base salary in lieu of one-year salary continuation, plus two times his target annual incentive in lieu of one times, which payment would be payable within 60 days following the later of the change in control or termination of employment. We have eliminated excise tax gross-ups for all Executives entering into employment agreements after January 1,2011, and after Mr. Terzich’s upcoming retirement on July 1,2020, other than Mr. Gustafsson, none of our current Officers will have agreements with an excise tax-gross up clause. For Messrs. Burns, Heel and Leonetti, who are not entitled to a gross-up payment, after a change in control and upon termination of their employment, if the parachute payments would exceed the 3X threshold, then the payments will be cut back to an amount that is one dollar less than the threshold. However, this cut back would not be made if Messrs. Burns, Heel or Leonetti, as applicable, would have more “after excise tax” dollars if he paid the excise tax. For Mr. Terzich, if payments or benefits exceed the threshold under Section 4999 of the Internal Revenue Code and an excise tax becomes due, Mr. Terzich would be entitled to a gross-up payment such that, after payment by him of all applicable taxes and excise taxes, he retains an amount equal to the amount he would have retained had no excise tax been imposed; provided, that if the threshold under Section 4999 is exceeded by 10% or less, the total payments he would be entitled to would be reduced so that no excise tax would be due. Mr. Gustafsson Mr. Gustafsson’s employment agreement also provides that he will be entitled to all compensation and benefits set forth in the Involuntary Termination Without Cause or by Executive for Good Reason column in the tables under Potential Payments upon Termination of Employment or Change in Control, except that he will receive two times his target annual incentive in lieu of one times, which payment would be payable within 60 days following the later of the change in control or termination of employment. If payments or benefits exceed the threshold under Section 4999 of the Internal Revenue Code and an excise tax becomes due, Mr. Gustafsson would be entitled to a gross-up payment such that, after payment by him of all applicable taxes and excise taxes, he retains an amount equal to the amount he would have retained had no excise tax been imposed; provided, that if the threshold under Section 4999 is exceeded by 10% or less, the total payments he would be entitled to would be reduced so that no excise tax would be due. Zebra Technologies Corporation I 2020 Proxy Statement 55

Back to Contents

Executive Compensation
Potential Payments upon Termination of Employment or Change in Control

Potential Payments upon Termination of Employment or Change in Control

Described below are the potential payments and benefits to which the Named Executive Officers would be entitled from Zebra under their employment agreements, equity award agreements and Zebra's compensation and benefit plans upon termination of employment if such termination had occurred as of December 31, 2019. Amounts actually received would vary based on factors such as the date on which a Named Executive Officer's employment terminates and the price of our common stock on such date. The tables exclude payments and benefits that are provided on a non-discriminatory basis to full-time salaried employees, such as accrued salary and vacation pay.

The Named Executive Officers are not entitled to any payments or benefits as a result of a termination of employment for Cause.

ANDERS GUSTAFSSON

Executive's Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control[1] ($)
Compensation				
Salary Severance	0	0	2,200,000	2,200,000
Incentive Severance[2]	0	0	1,375,000	2,750,000
Earned Incentive	0	1,539,164	1,539,164	1,539,164
Accelerated SARs[3]	0	5,388,095	2,834,185	7,957,606
Accelerated Restricted Stock[4]	0	30,309,080	19,917,499	32,051,079
Benefits				
Healthcare and Dental Coverage	–	–	24,983	24,983
Outplacement Services	–	–	0	0
Excise Tax Gross Up (Cutback)[5]	–	–	–	–
TOTAL[6]	**0**	**37,236,339**	**27,890,831**	**46,522,832**

WILLIAM BURNS

Executive's Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control[1] ($)
Compensation				
Salary Severance	0	0	501,275	1,002,550
Incentive Severance[2]	0	0	426,084	852,168
Earned Incentive	0	481,278	481,278	481,278
Accelerated SARs[3]	0	1,821,552	129,534	1,821,552
Accelerated Restricted Stock[4]	0	6,913,994	4,301,866	6,913,994
Benefits				
Healthcare and Dental Coverage	–	–	17,606	17,606
Outplacement Services	–	–	32,000	32,000
Excise Tax Gross Up (Cutback)[5]	–	–	–	(43,068)
TOTAL[6]	**0**	**9,216,824**	**5,889,643**	**11,078,080**

56 Zebra Technologies Corporation | 2020 Proxy Statement www.zebra.com

Executive Compensation
Potential Payments upon Termination of Employment or Change in Control

JOACHIM HEEL

Executive's Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control[1] ($)
Compensation				
Salary Severance	0	0	489,340	978,680
Incentive Severance[2]	0	0	367,005	734,010
Earned Incentive	0	416,138	416,138	416,138
Accelerated SARs[3]	0	1,422,577	98,970	1,422,577
Accelerated Restricted Stock[4]	0	5,336,806	3,342,926	5,336,806
Benefits				
Healthcare and Dental Coverage	–	–	17,606	17,606
Outplacement Services	–	–	32,000	32,000
Excise Tax Gross Up (Cutback)[5]	–	–	–	(111,736)
TOTAL[6]	**0**	**7,175,521**	**4,763,985**	**8,826,081**

OLIVIER LEONETTI

Executive's Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control[1] ($)
Compensation				
Salary Severance	0	0	567,840	1,135,680
Incentive Severance[2]	0	0	539,448	1,078,896
Earned Incentive	0	610,486	610,486	610,486
Accelerated SARs[3]	0	1,715,433	146,372	1,715,433
Accelerated Restricted Stock[4]	0	7,640,466	4,742,746	7,640,466
Benefits				
Healthcare and Dental Coverage	–	–	17,606	17,606
Outplacement Services	–	–	32,000	32,000
Excise Tax Gross Up (Cutback)[5]	–	–	–	–
TOTAL[6]	**0**	**9,966,385**	**6,656,498**	**12,230,567**

Zebra Technologies Corporation | 2020 Proxy Statement 57

Executive Compensation

Potential Payments upon Termination of Employment or Change in Control

MICHAEL H. TERZICH

Executive's Compensation and Benefits upon Termination	Retirement or Voluntary Resignation ($)	Death or Disability ($)	Involuntary Termination Without Cause or by Executive for Good Reason ($)	Involuntary Termination Without Cause or by Executive for Good Reason with a Change in Control[(1)] ($)
Compensation				
Salary Severance	0	0	438,697	877,394
Incentive Severance[(2)]	0	0	307,088	614,176
Earned Incentive	0	347,527	347,527	347,527
Accelerated SARs[(3)]	0	1,127,080	74,481	1,127,080
Accelerated Restricted Stock[(4)]	0	4,146,966	2,638,973	4,146,966
Benefits				
Healthcare and Dental Coverage	–	–	17,606	17,606
Outplacement Services	–	–	32,000	32,000
Excise Tax Gross Up (Cutback)[(5)]	–	–	–	–
TOTAL[(6)]	**0**	**5,621,573**	**3,856,372**	**7,162,749**

(1) *Under the 2015 Long-Term Incentive Plan and the 2018 Long-Term Incentive Plan (collectively the "LTIPs"), if pursuant to a change in control of Zebra effective December 31, 2019 stockholders receive consideration consisting solely of publicly traded common stock and outstanding equity awards are assumed, or provision is made for the continuation of these awards after the change in control, then such awards will continue in accordance with their terms. These awards, however, also provide that if the participant's employment is terminated by the participant for Good Reason or by Zebra without Cause after the change in control, then vesting of the awards will accelerate. Because SEC rules require that we assume a termination of employment occurs concurrently with a change in control, the amounts set forth in the table include equity awards that under the LTIPs contain "double trigger" acceleration provisions.*

(2) *The amounts assume termination of employment at year end and are based on actual performance.*

(3) *The amounts reflect the difference between the exercise price of each SAR and the $255.44 closing price of our common stock on The NASDAQ Stock Market on December 31, 2019.*

(4) *The amounts reflect the $255.44 closing price of our common stock on The NASDAQ Stock Market on December 31, 2019 for both the performance-vested restricted stock and time-vested restricted stock. Because no portion of the performance periods ending December 31, 2020 or December 31, 2021 has been completed as of December 31, 2019, the 2019 performance-vested restricted stock awards granted to Executives are reflected in the table on a pro-rata basis at target performance.*

(5) *Represents estimated tax gross ups or estimated cutbacks on severance, accelerated options, SARs and restricted stock and healthcare and dental benefits.*

(6) *Excludes the amount of previously earned and fully vested deferred compensation under Zebra's deferred compensation plans that would become immediately payable. See "Non-Qualified Deferred Compensation" above for additional information.*

58 Zebra Technologies Corporation | 2020 Proxy Statement www.zebra.com

Executive Compensation
CEO Pay Ratio

CEO Pay Ratio

Identification of Median Employee

To identify the median employee, we used a valid statistical sampling method. We selected a median pool of employees from the overall population, including the identified median employee.

We compiled a list of all full-time, part-time, temporary and seasonal employees who were employed on November 1, 2017, including employees working inside and outside the United States, but excluding Mr. Gustafsson, who served as CEO for all of 2017. As permitted according to SEC guidance, we determined the median pool of employees based on a consistently applied compensation measure, which was target total cash compensation. We define target total cash compensation as base wages and annual incentives at target payable in cash during 2017.

On November 1, 2017 Zebra had 7,161 employees worldwide. Under the five percent de minimis exception established by the SEC, the countries and applicable number of employees that were excluded are as follows:

Country Name	Headcount	Country Name	Headcount
Argentina	14	Kazakhstan	2
Austria	12	Kenya	1
Belgium	10	Morocco	1
Denmark	8	New Zealand	3
Egypt	2	Norway	4
Finland	2	Portugal	4
France	86	Romania	4
Germany	74	Saudi Arabia	5
Greece	2	Serbia	4
Hong Kong	5	Spain	31
Hungary	4	Switzerland	3
Indonesia	4	Thailand	9
Israel	6	Ukraine	1
Italy	32	United Arab Emirates	14

From the remaining 6,813 employees, we determined the median individual based on estimated target total cash compensation and selected a medianable pool of 451 employees (more than six percent (6%) of our total employee population). We reviewed the pool of medianable employees to determine if it over-represented or under-represented any countries and determined that the pool included a representative mix of employees.

We then obtained actual total cash compensation recorded during 2017 via payroll data for the pool of medianable employees. We identified the median employee by referencing the actual payroll data and calculated such employee's annual total compensation using the same methodology that we use to determine the annual total compensation, as reported above in the Summary Compensation Table.

We believe there have been no changes in our employee population or our compensation arrangements in 2019 that would result in a material change in our pay ratio disclosure or our median employee. For purposes of calculating the 2019 pay ratio, we used the same employee that we used to calculate the 2018 pay ratio.

CEO Pay Ratio Calculation

For 2019,

- the total annual compensation of the employee identified at the median of all of our employees, other than Mr. Gustafsson, our CEO, was $66,632; and
- Mr. Gustafsson's annual total compensation, as reported in the Summary Compensation Table, was $10,150,109.
- Based on this information, the ratio of the annual total compensation of Mr. Gustafsson to the median of the annual total compensation of all employees was estimated to be 152.33 to 1.

Our methodology may differ materially from the methodology used by other companies to prepare their CEO pay ratio, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry or peer group.

Zebra Technologies Corporation | 2020 Proxy Statement 59

Executive Compensation Equity Compensation Plan Information Equity Compensation Plan Information The following table provides information related to Zebra’s equity compensation plans as of December 31,2019. Plan Category Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) Equity Compensation Plans Approved by Security Holders 935,686(1) $ 88.63 4,259,146(2) Equity Compensation Plans Not Approved by Security Holders 0 0 0 TOTAL 935,686 $ 88.63 4,259,146 (1) Reflects shares of Zebra common stock issuable pursuant to outstanding options and stock appreciation rights under the 2006 Incentive Compensation Plan, 2011 Long-Term Incentive Plan, 2015 Long-Term Incentive Plan and 2018 Long-Term Incentive Plan (“2018 L.TIP"). (2) Reflects the number of shares available under the 2018 LTIP (3,484,960 shares) and 2011 Employee Stock Purchase Plan (774,186 shares). All of the shares under the 2018 LTIP are available for any award made under the 2018 LTIP, including options, SARs, restricted stock, restricted stock units, performance shares or performance units. Compensation Committee Interlocks and Insider Participation During 2019, the Compensation Committee was comprised of Richard L. Keyser (Chair), Chirantan Desai, Janice M. Roberts and Michael A. Smith. Only independent directors served on the Compensation Committee during 2019. None of the members of the Compensation Committee (i) has ever been an officer or other employee of Zebra, or (ii) has any relationship requiring disclosure under Item 404 of Regulation S-K, with the exception of Janice M. Roberts who personally, as a partner in Benhamou Global Ventures (“BGV”) and also with an individual investment in BGV II, received an aggregate amount of approximately $526,000 from the Profftect acquisition. Information relating to the related party transaction is on page 23 under Transactions with Related Parties. No Executive Officer of Zebra served in 2019 on the compensation committee or similar body of any organization that determined compensation payable to any member of the Compensation Committee. In addition, no Executive Officer of Zebra has served as a member of the board of directors or compensation committee of any entity that had one or more executive offfcers serving as a member of our Board of Directors or Compensation Committee. 60 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Proposal 2 Advisory Vote to Approve Compensation of Named Executive Officers Zebra is seeking your advisory vote to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with Section 14A of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission. This is known as a “say-on-pay” proposal. At Zebra’s 2019 Annual Meeting of stockholders, the proposal was approved by 97.20% of the votes cast for or against the proposal. At Zebra’s 2017 Annual Meeting, our stockholders indicated a preference of holding an annual say-on-pay vote. We ask our stockholders to approve the following resolution: “Resolved, that the compensation of the Named Executive Officers of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Executive Summary - Compensation Discussion and Analysis, Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement, is approved by the stockholders of Zebra.” As described in detail under “Executive Summary — Compensation Discussion and Analysis" and “Compensation Discussion and Analysis,” our total rewards and executive compensation programs are designed to attract, retain, motivate, develop and reward our Named Executive Officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate and individual goals, and the realization of increased stockholder value. Our Compensation Committee regularly reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. Our Compensation Committee also regularly reviews its own processes to ensure alignment with its Charter and regulatory requirements. This review includes such topics as peer group and survey compensation review analysis, total rewards philosophy, Compensation Committee Charter review and a compensation risk assessment. We are asking our stockholders to approve our Named Executive Officer compensation as described in this Proxy Statement. This proposal gives you the opportunity to express your view on the compensation of our Named Executive Officers. This stockholder vote is not intended to address any specific element of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. We ask you to vote “FOR” the approval of the resolution included above. This vote is advisory, and therefore not binding on Zebra, our Compensation Committee or our Board of Directors. Our Board of Directors and Compensation Committee value the opinions of our stockholders and will consider the results of the vote, as appropriate, in making future decisions regarding the compensation of our Named Executive Officers. O THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Zebra Technologies Corporation I 2020 Proxy Statement 61

Back to Contents

Proposal 3 Approval of Our 2020 Employee Stock Purchase Plan The Board of Directors is asking our stockholders to approve the 2020 Employee Stock Purchase Plan (the “ESPP”) at the Annual Meeting. If approved by stockholders, the ESPP would replace the 2011 Employee Stock Purchase Plan (the “2011 ESPP”) which, by its terms, is scheduled to terminate as of June 30, 2021. Currently, our employees are permitted to purchase Zebra’s Class A Common Stock (“common stock”) through payroll dedications at the end of consecutive, non-overlapping quarterly offering periods. As of March 20, 2020, approximately 768,095 shares were available for issuance under the 2011 ESPP. It is anticipated that employees will continue to participate in the 2011 ESPP through and including June 30, 2020, and, if approved by stockholders, the ESPP would become effective as of July 1, 2020. General The purpose of the ESPP is to promote the overall financial objectives of Zebra and its stockholders by motivating employees to achieve long-term growth in stockholders’ equity in the Company. The ESPP will promote employee stock ownership in Zebra through the grant of options to purchase shares of Zebra’s common stock. The ESPP is intended to constitute an “employee stock purchase plan” under Zebra embraces a culture of stock ownership to incentivize our employees to further the Company’s success and achieve Zebra’s strategic goals, as evidenced by our robust Stock Ownership Guidelines, further discussed under Stock Ownership Guidelines on page 22, and our performance vested and time vested equity awards, further discussed in the Compensation Discussion and Analysis on page 34. The Board believes the ESPP is in the best interests of Zebra because it serves to align the interests of employees and Zebra’s stockholders, and the ESPP will enable Zebra to attract, retain, motivate and reward its employees. The Board adopted the ESPP on March 6, 2020 after receiving the recommendation of our Compensation Committee to approve the ESPP. Section 423 of the Code (such offerings “Section 423 Offering”); however, the Compensation Committee may also authorize offerings under the ESPP that are not intended to comply with the requirements of Section 423 of the U.S. Internal Revenue Code. Reference is made to Exhibit A to this Proxy Statement for the complete text of the ESPP, which is summarized below. Description of the ESPP Administration: The ESPP will be administered by the Compensation Committee. Among its authorities, the Compensation Committee has authority to determine: the eligibility of employees under the ESPP, including whether the eligible employee will participate in a Section 423 Offering or a Non-Section 423 Offering; the eligibility of the Company’s subsidiaries under the ESPP, including whether the subsidiary will be designated as a company in a Non-Section 423 Offering; the number of options subject to an award; the offering period; the option price; the manner of exercise of options; and whether to impose a holding period following exercise before a sale or other disposition. The Compensation Committee may establish rules and regulations it deems necessary or advisable for the administration of the ESPP. In addition, the Compensation Committee may adopt sub-plans relating to the operation and administration of the ESPP to accommodate local laws, customs and procedures for jurisdictions outside of the United States. Determinations and decisions made by the Compensation Committee and all related orders and resolutions of the Board will be final, conclusive and binding on all persons. The Compensation Committee, in its discretion, may allocate among one or more of its members, or may delegate to one or more of agents, its duties and responsibilities as they relate to the administration of the ESPP. Effective Date, Termination and Amendment: The ESPP will become effective as of July 1, 2020, if approved by stockholders at the Annual Meeting, and will terminate on the tenth anniversary of the effective date, unless terminated earlier by the Board. The Board may amend the ESPP, subject to any requirement of stockholder approval required by law, the requirements of Section 423 of the Code, the rules of NASDAQ or as determined by the Board. Available Shares: Subject to adjustment in the event of a stock split, stock dividend, merger, reorganization or similar event, or unless otherwise amended by the Board, subject to any requirement of stockholder approval required by law, 1,500,000 shares of common stock will be available under the ESPP. The number of available shares will be reduced by the aggregate number of shares of common stock which become subject to outstanding awards. The ESPP does not provide for the “recycling” of shares that are not issued or delivered by reason of the termination, cancellation, forfeiture, expiration or other termination of an award. Eligibility: To be eligible to participate in the ESPP, an individual must be employed by Zebra or an eligible affiliate for at least 20 hours per week and for at least one month prior to the beginning 62 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Proposal 3 Approval of Our 2020 Employee Stock Purchase Plan of an offering period, and must satisfy such eligibility requirements as may be established by the Compensation Committee in accordance with Section 423 of the Code. Employees who own or who are expected to own at least 5% of the outstanding common stock of Zebra and non-employee directors are not eligible to participate in the ESPP. As of December 31,2019, approximately 3,889 employees were eligible to participate in the 2011 ESPP, and approximately 34% of eligible employees are enrolled in the current offering period under the 2011 ESPP. Offering Periods, Contributions and Purchase Price: The ESPP is divided into quarterly offering periods unless otherwise determined by the Compensation Committee. The offering periods generally occur on the following dates: (1) January 1 through March 31; (2) April 1 through June 30; (3) July 1 through September 30; and (4) October 1 through December 31. During the offering periods, eligible employees may subscribe to purchase shares of common stock through payroll deductions. Contributions must be at a rate of between 1% to 10% of an employee’s gross eligible compensation, which includes base pay, overtime, commissions and certain corporate-wide bonuses. Contributions are made each pay period through after-tax payroll deductions. At the end of each offering period the purchase price is determined, and participating employees’ accumulated funds are used to purchase shares of Zebra common stock. Only full shares of common stock are purchased, any remaining monies will be carried forward to the following offering period to purchase additional shares of common stock. Employees may enroll, terminate or change their contributions to the ESPP on a quarterly basis during the enrollment period prior to the beginning of each offering period. No employee may purchase during any single calendar year shares of common stock having a value of more than $25,000 determined as of the first day of the applicable offering period. U.S. Federal Income Tax Consequences The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to the grants of options and purchases under the ESPP based on current laws and regulations. An employee may also be subject to state and local taxes in connection with grants of options and purchases under the ESPP. This summary is not intended to apply to any Non-Section 423 offerings. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under such arrangement, employees will not recognize taxable income and Zebra will not be entitled to a deduction upon the grant of an option to purchase common stock under the ESPP or when the employees complete their purchase for cash and receive delivery of common stock which they are eligible to purchase, provided such purchase occurs while they are employed or within three months after termination of employment. In the event a sale of common stock by the employee occurs within two years after the date of the grant of the option or within one year after the date of the acquisition of the share, the employee will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the common stock on the date the stock was purchased over the amount paid upon purchase The purchase price is established by the Compensation Committee at the beginning of the offering period, provided that in no event will the purchase price per share of common stock be 85% (or such greater percentage as determined by the Compensation Committee prior to the commencement of any purchase period) of the lesser of (a) the fair market value of the common stock on the first day of the offering period and (b) the fair market value of the common stock on the last day of the offering period. The term “fair market value” is defined in the ESPP and generally means the closing price on the applicable day as reported on the NASDAQ. The purchase price may be adjusted by the Compensation Committee without stockholder approval so long as the purchase price complies with Section 423 of the Code. The closing price of Zebra common stock on March 20, 2020 was $179.38. Non-Transferability of Awards: Neither the payroll deductions nor any rights with respect to the option to purchase shares under the ESPP may be transferable other than by will or the laws of descent and distribution. Withdrawal from the ESPP or Termination of Employment: During the course of an offering period, an employee may withdraw from the ESPP at any time 15 days prior to the end of an offering period. Any accumulated contributions will be refunded. An employee that withdraws during an offering period will not be able to rejoin the ESPP until the next offering period. For employees who incur a termination of employment with Zebra for any reason, including without limitation death, disability or retirement, during an offering period, the subscription to purchase shares of common stock shall cease to be effective as a result of such termination and Zebra will refund the payroll deductions withheld during the offering period. of the common stock and Zebra is entitled to a corresponding tax deduction. The amount of ordinary income recognized by the employee will decrease the capital gain or increase the capital loss recognized by the employee on the sale of Zebra’s common stock. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held by the employee. In the event of a sale of common stock by the employee after the expiration of the two-year and one-year periods referred to above, or the death of the employee while holding the common stock, the employee will recognize compensation taxable as ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the common stock on the first day of the offering period over the amount paid upon purchase of the common stock, or (b) the excess of the fair market value of the common stock on the date of sale or death over the amount paid upon purchase of the common stock. The balance of any gain or loss will be treated as capital gain or capital loss. Zebra is not entitled to a tax deduction at the time of sale or death for the amount of ordinary income or capital gain recognized by the employee. O THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” THE APPROVAL OF OUR 2020 EMPLOYEE STOCK PURCHASE PLAN. Zebra Technologies Corporation I 2020 Proxy Statement 63

Back to Contents

Report of the Audit Committee The Audit Committee of Zebra’s Board of Directors is comprised of four directors, all of whom are independent under applicable listing requirements of The NASDAQ Stock Market. The Audit Committee operates under a written Charter adopted by the Board of Directors. The members of the Audit Committee are: Mr. Manire, Chair (as of February 13, 2020), and Messrs. Smith (Chair until February 13, 2020), Ludwick and Modruson. The Audit Committee received reports from and met and held discussions with management, the internal auditors and the independent accountants. It reviewed and discussed Zebra’s audited financial statements with management, and management has represented to the Audit Committee that Zebra’s financial statements were prepared in accordance with accounting principles generally accepted in the United States and that such financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. The Committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee received the written disclosures and letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with the independent accountants the independent accountants’ independence. The Audit Committee recommended that the Board of Directors include the audited financial statements of Zebra in Zebra’s Annual Report on Form 10-K for the year ended December 31,2019, as filed with the Securities and Exchange Commission. This recommendation was based on the Audit Committee’s review and discussions with management, internal auditors and Zebra’s independent accountants, as well as the Committee’s reliance on management’s representations described above. Audit Committee Ross W. Manire, Chair Michael A. Smith Andrew K. Ludwick Frank Modruson 64 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Fees of Independent Auditors Ernst & Young LLP acted as the principal independent auditor for Zebra during 2019 and 2018. The Firm also provided certain audit-related, tax and permitted non-audit services. The Audit Committee pre-approves all audit, audit-related, tax and permitted non-audit services performed for Zebra by its independent auditors. In 2019 and 2018, the Audit Committee approved in advance all engagements by Ernst & Young LLP on a specific project-by-project basis, including audit, audit-related, tax and permitted non-audit services. No impermissible non-audit services were rendered by Ernst & Young LLP to Zebra in 2019 or 2018. Zebra paid Ernst & Young LLP the following fees and expenses for services provided for the years ended December 31,2019 and 2018: Fees 2019 2018 Audit Fees(1) $ 4,625,855 $ 5,501,778 Audit-Related Fees(2) 842,986 433,000 Tax Fees(3) 514,000 301,000 All Other Fees — — TOTAL $ 5,982,841 $ 6,235,778 (1) Consists of fees for the audit of Zebra’s annual financial statements and reviews of the financial statements included in the quarterly reports on Form 10-Q. Also includes fees for the 2019 and 2018 audits of internal control over financial reporting. (2) For 2019 and 2018, audit-related fees primarily consist of fees paid to Ernst & Young related to diligence for acquisitions. (3) For 2019 and 2018, tax-fees consist of fees paid to Ernst & Young related to tax consulting. Zebra Technologies Corporation I 2020 Proxy Statement 65

Back to Contents

Proposal 4 Ratification of Appointment of Independent Auditors The Audit Committee appointed Ernst & Young LLP, independent certified public accountants, as auditors of Zebra’s financial statements for the year ending December 31, 2020. Ernst & Young LLP has served as Zebra’s independent certified public accountants since 2005. The Board gives stockholders the opportunity to express their opinions on the matter of auditors for Zebra, and, accordingly, is submitting a proposal to ratify the Audit Committee’s appointment of Ernst & Young. If this proposal does not receive the affirmative vote of a majority of the votes cast at the Annual Meeting, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain the appointment of Ernst & Young. Zebra expects that representatives of Ernst & Young will be present at the Annual Meeting and available to respond to questions. These representatives will be given an opportunity to make a statement if they would like to do so. Q THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR THE YEAR ENDING DECEMBER 31,2020. 66 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Executive Officers The following information identifies and gives other information about our Executive Officers, other than Anders Gustafsson, our CEO, about whom information is given above under “Proposal 1- Election of Directors.” William Burns Senior Vice President, Chief Product and Solutions Officer Age: 52 Mr. Burns has served as Zebra’s Senior Vice President, Chief Product and Solutions Officer since February 2018. Mr. Burns joined Zebra in 2015 to lead its largest business unit as Senior Vice President, Enterprise Visibility and Mobility, which includes mobile computing, data capture and RFID solutions, as well as Zebra’s Chief Technology Office. Mr. Burns served as Chief Executive Officer of Embrane, a Silicon Valley-based venture capital backed start-up, which was acquired by Cisco in April 2015. Prior to joining Embrane, Mr. Burns served as Chief Executive Officer of Spirent Communications, a global leader in test and measurement solutions publicly traded on the London Stock Exchange. He has also held various executive and sales leadership roles at Tellabs, Inc., now Coriant. Mr. Burns has a MBA from Temple University, a B.S. degree in business administration from Misericordia University, and an associate’s degree in engineering from Pennsylvania State University. Michael Cho Senior Vice President, Corporate Development Age: 51 Mr. Cho joined Zebra in 2010 and has served as Zebra’s Senior Vice President, Corporate Development since February 2013. Mr. Cho served as Vice President, Strategy from 2010 until 2011 and Vice President, Corporate Development from 2011 until 2013. From 2008 to 2010 he served as Vice President, Business Development, of the Healthcare division of Amcor Limited, a global packaging company. Prior to that, Mr. Cho served from 2007 to 2008 as Vice President, Business Development of CommScope Inc., a global communications solutions company. From 2005 to 2007, Mr. Cho served as Vice President, Business Development of the Antenna & Cable Products Group at Andrew Corporation, which he joined in 2004 as Director, Corporate Development & Strategy. From 1999 to 2004 Mr. Cho was a consultant with McKinsey & Company. Mr. Cho received an MBA from Harvard Business School and a B.S. in Finance from the University of Illinois at Urbana-Champaign. Joachim Heel Senior Vice President, Global Sales Age: 54 Mr. Heel joined Zebra in 2014 to lead Zebra’s global sales team as Senior Vice President, Global Sales. Previously, Mr. Heel served as Vice President of Enterprise Sales at IBM, where he oversaw the sales of the Company’s product and services portfolio in Germany, Austria and Switzerland and, later, for the U.S. Midwest region. He is the former Senior Vice President of Global Services for Avaya, a provider of business collaboration and communications solutions, as well as for Sun Microsystems, which was later acquired by Oracle Corporation. Earlier in his career, Mr. Heel was a partner at McKinsey & Company, where he worked for 13 years. Mr. Heel received MBA and M.S. degrees from the University of Karlsruhe in Germany and a Ph.D. in electrical engineering from the Massachusetts Institute of Technology. Cristen L. Kogl Senior Vice President, General Counsel and Corporate Secretary Age: 54 Ms. Kogl joined Zebra in 2015 and currently serves as its Senior Vice President, General Counsel and Corporate Secretary. Ms. Kogl has served as Zebra’s Senior Vice President, General Counsel and Corporate Secretary since September 2018. Prior to her current position, Ms. Kogl held a variety of progressive positions including Vice President, Corporate Counsel and Vice President, Assistant General Counsel and Assistant Corporate Secretary. Prior to joining Zebra, Ms. Kogl was the Executive Vice President and General Counsel at National Express LLC - North American division of National Express Plc. Ms. Kogl held Vice President and Corporate Secretary positions at The ServiceMaster Company where she was also Deputy General Counsel and W.W. Grainger, Inc. where she was also Chief Compliance Officer. Earlier in her career, at Spyglass, Inc., she held the roles of Vice President and General Counsel. Ms. Kogl received her Juris Doctor degree from the University of Wisconsin-Madison Law School and her Bachelor of Arts in Political Science from Lake Forest College. Zebra Technologies Corporation I 2020 Proxy Statement 67

Back to Contents

Executive Officers Olivier Leonetti Chief Financial Officer Age: 55 Colleen M. O’Sullivan Chief Accounting Officer Age: 52 Jeffrey F. Schmitz Chief Marketing Officer Age: 56 Michael H. Terzich Senior Vice President, Chief Administrative Officer Age: 58 Mr. Terzich will be retiring, effective July 1, 2020 Stephen E. Williams Senior Vice President, Chief Supply Chain Officer Age: 50 Mr. Leonetti joined Zebra in November 2016 as its Chief Financial Officer. Mr. Leonetti joined Zebra from Western Digital, an industry-leading provider of storage technologies and solutions with $13 billion in revenue for fiscal year ended July 1,2016. In that role, Mr. Leonetti was responsible for all finance functions, including accounting, tax, treasury, financial planning and investor relations. Prior to Western Digital, Mr. Leonetti served as Vice President, Finance - Global Commercial Organization at Amgen, Inc., where he facilitated the implementation of worldwide product development and commercial strategies. From 1997 to 2011, Mr. Leonetti served in various senior finance positions with increasing responsibility at Dell Inc., including most recently as Vice President, Finance. Prior to Dell Inc., Mr. Leonetti served in various worldwide finance capacities with RAC plc, formally Lex Service PLC, and the Gillette Company. He currently serves on the boards of Eaton Corporation and Junior Achievement. He received his MBA from the Institute of Business Management, Grenoble (I.A.E.), France and is a Chartered Certified Accountant obtained in England. Ms. O'Sullivan joined Zebra in 2016 as Chief Accounting Officer. Ms. O'Sullivan most recently served as Senior Vice President and Chief Financial Officer at Career Education Corporation. In addition to that position at Career Education Corporation, she held the positions of Senior Vice President, Controller and Chief Accounting Officer, and Vice President and Controller. Previously, she held various finance and accounting positions at Hewitt Associates and Sears Holdings Corporation. Earlier in her career, she held various roles in the audit practice at Arthur Andersen. Ms. O'Sullivan received a Bachelor of Science from the University of Illinois and is a certified public accountant. Mr. Schmitz joined Zebra in 2016 as its Chief Marketing Officer. Since 2009, Mr. Schmitz served in growing levels of responsibility for Spirent Communications, including General Manager of Networks & Applications, Chief Marketing Officer and, most recently, Executive Vice President. Prior to Spirent, Mr. Schmitz served as Senior Vice President of Sales and Marketing at Rivulet Communications, a medical imaging company, Vice President of Marketing & Product Management at Visual Networks, an enterprise software company, and Tellabs, where he held various executive positions. He holds a B.S. degree in electrical engineering from Marquette University and a M.S. degree in computer science from the Illinois Institute of Technology. Mr. Terzich joined Zebra in 1992 and currently serves as Zebra's Chief Administrative Officer. Prior to his current position, he served as Senior Vice President, Global Sales and Marketing from 2011 to 2014 and as Senior Vice President, Global Sales and Marketing of our Specialty Printer Group from 2006 to 2011. From 2003 until 2006 he served as Zebra's Senior Vice President, Office of the CEO, and from 2001 until 2003, as Vice President and General Manager, Tabletop and Specialty Printers. Prior to 2001, Mr. Terzich held a variety of positions of increasing responsibility including Vice President and General Manager, Vice President of Sales for North America, Latin America, and Asia Pacific, Vice President of Strategic Project Management, Director, Integration Project Management, Director of Printer Products and Director of Customer and Technical Services. Mr. Terzich currently serves on the board of HydraForce. Mr. Terzich earned his B.S. degree in Marketing from the University of Illinois - Chicago and an MBA from Loyola University of Chicago. Mr. Williams joined Zebra in 2018 as its Chief Supply Chain Officer. Prior to joining Zebra, he served in growing levels of responsibility for Cisco Systems, most recently as its Vice President, Americas, Supply Chain Operations. Earlier in his career, Mr. Williams held various finance positions at Applied Materials and Banknorth Group. Mr. Williams holds a B.S. degree in business administration from Mansfield University of Pennsylvania. The Board of Directors approves the appointment of Zebra's Executive Officers. There are no family relationships among any of our directors or Executive Officers. 68 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Ownership of Our Common Stock

This table shows how many shares of our common stock certain individuals and entities beneficially owned on March 20, 2020, unless otherwise noted. These individuals and entities include: (1) owners of more than 5% of our outstanding common stock, (2) our directors, (3) the Named Executive Officers and (4) all directors and Executive Officers as a group. A person has beneficial ownership over shares if the person has sole or shared voting or investment power over the shares or the right to acquire that power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each individual or entity included in the table below has sole voting and investment power over the shares, except as described below.

Name and Address	Number	% of Shares(1)
More than 5% Stockholders		
The Vanguard Group, Inc.	6,210,971(2)	11.70%
Blackrock, Inc.	3,602,306(3)	6.79%
FMR LLC	3,533,094(4)	6.66%
Directors and Executive Officers		
Anders Gustafsson	663,563(5)	1.3%
Chirantan J. Desai	3,977	*
Richard L. Keyser	49,204(5)	*
Andrew K. Ludwick	27,985(5)	*
Ross W. Manire	22,444	*
Frank Modruson	16,289	*
Janice M. Roberts	12,854	*
Michael A. Smith	46,127(5)	*
William Burns	44,618(5)	*
Joachim Heel	85,720(5)	*
Olivier Leonetti	20,338(5)	*
Michael H. Terzich	36,848(5)	*
All Executive Officers and Directors as a group (17 persons)	1,084,278(5)	2.0%

* *Less than one percent.*

(1) *Based on shares of common stock outstanding on March 20, 2020.*

(2) *The Vanguard Group, Inc. is an investment advisor located at 100 Vanguard Blvd., Malvern, Pennsylvania, 19355. According to Amendment No. 9 to its Schedule 13G filed on February 12, 2020, as of December 31, 2019, Vanguard had sole voting power with respect to 81,528 shares, sole dispositive power with respect to 6,121,172 shares, and shared dispositive power with respect to 89,799 shares.*

(3) *Blackrock, Inc. is a holding company located at 55 East 52nd Street, New York, New York 10055. According to Amendment No. 8 to its Schedule 13G filed on February 6, 2020, as of December 31, 2019, Blackrock had sole voting power with respect to 3,225,562 shares and dispositive power as to all shares listed in the table.*

(4) *FMR LLC is a holding company located at 245 Summer Street, Boston, Massachusetts 02210. According to its Schedule 13G filed on February 7, 2020, as of December 31, 2019, FMR LLC had sole voting power with respect to 400,785 shares and dispositive power as to all shares listed in the table.*

(5) *Includes shares of common stock that may be acquired by May 19, 2020 upon exercise of stock options and stock appreciation rights as follows: Mr. Gustafsson – 205,015 shares; Mr. Keyser – 4,031 shares; Mr. Ludwick – 13,240 shares; Mr. Smith – 7,240 shares; Mr. Burns –16,439 shares; Mr. Heel – 29,395 shares; Mr. Leonetti – 4,840 shares; Mr. Terzich – 5,235 shares; and directors and executive officers as a group – 303,045.*

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, Executive Officers and greater than ten percent stockholders to file reports of holdings and transactions in our common stock with the Securities and Exchange Commission. To our knowledge, all required reports were filed in a timely manner with the following exceptions. A Form 4 reporting, on behalf of Colleen O'Sullivan, our Chief Accounting Officer, the disposition of 1,128 shares of common stock to cover tax liability on the vesting of time-vested restricted stock on August 15, 2019, was filed late due to an administrative error. A Form 3 reporting, on behalf of Jeffrey F. Schmitz, our Senior Vice President and Chief Marketing Officer, that Mr. Schmitz did not hold any Zebra securities when he first assumed his role as an Executive Officer of the Company, was filed late due to an administrative error.

Zebra Technologies Corporation | 2020 Proxy Statement 69

Stockholder Proposals and Other Business We expect the 2021 Annual Meeting of Stockholders to be held on or about May 13, 2021. To be considered for inclusion in our proxy materials for the 2021 Annual Meeting, a stockholder proposal must be received at our principal executive offices at Three Overlook Point, Lincolnshire, Illinois 60069 by December 3, 2020. In addition, our Amended and Restated By-Laws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to the Board. A stockholder proposal or nomination intended to be brought before the 2021 Annual Meeting must be delivered to the Corporate Secretary no earlier than January 2, 2021, and no later than February 1,2021. All proposals and nominations should be directed to our Corporate Secretary, Zebra Technologies Corporation, Three Overlook Point, Lincolnshire, Illinois 60069. The Board and our management have not received notice of and are not aware of any business to come before the 2020 Annual Meeting other than the proposals we refer to in this Proxy Statement. If any other matter comes before the Annual Meeting, the proxies will use their judgment in voting the proxies. We have made our 2019 Annual Report to Stockholders available in connection with this proxy solicitation, which includes our Annual Report on Form 10-K. If you would like another copy of our Annual Report on Form 10-K, excluding certain exhibits, please contact the Chief Financial Officer at the following address: Zebra Technologies Corporation, Three Overlook Point, Lincolnshire, Illinois 60069. Questions and Answers About the Annual Meeting and These Proxy Materials WHAT MATTERS WILL BE VOTED ON AT THE ANNUAL MEETING? The following matters will be voted on at the Annual Meeting: • Proposal 1: To elect three Class III directors with terms to expire in 2023; • Proposal 2: To hold an advisory vote to approve the compensation of our Named Executive Offfcers; • Proposal 3: To approve our 2020 Employee Stock Purchase Plan; • Proposal 4: To ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2020; and • Such other business if properly presented or any adjournment or postponement of the Annual Meeting. HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE? Zebra’s Board recommends that you vote: • FOR the election of three Class III directors with terms to expire in 2023; • FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers; • FOR the approval of our 2020 Employee Stock Purchase Plan; and • FOR ratification of the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2020. WILL THERE BE ANY OTHER ITEMS OF BUSINESS ON THE AGENDA? If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their judgment. Because the deadlines for stockholder proposals and nominations have passed, we do not expect any items of business to be brought before the Annual Meeting other than the items described in this Proxy Statement. WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING? Holders of our Class A Common Stock at the close of business on March 20, 2020, the record date, may vote at the Annual Meeting. We refer to the holders of our Class A Common Stock as “stockholders” throughout this Proxy Statement. Each stockholder is entitled to one vote for each share of Class A Common Stock held as of the record date. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER? You may own shares directly in your name as a stockholder of record, which includes shares for which you have certificates. If your shares are registered directly in your name, you are the holder of record of those shares and you have the right to give your voting proxy directly to us or to vote in person at the Annual Meeting. 70 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Stockholder Proposals and Other Business Questions and Answers About the Annual Meeting and These Proxy Materials You may also own shares indirectly through a broker, bank or other holder of record. If you hold your shares indirectly, you hold the shares in “street name” and are a beneficial holder. As a beneficial holder, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form. DO I HAVE TO DO ANYTHING IN ADVANCE IF I PLAN TO ATTEND THE ANNUAL MEETING IN PERSON? An individual who is a beneficial owner of Class A Common Stock must bring to the Annual Meeting a legal proxy from the organization that holds the shares or a brokerage statement showing ownership of shares as of the close of business on the record date. Representatives of institutional stockholders must bring a legal proxy or other proof that they are representatives of a firm that held shares as of the close of business on the record date and are authorized to vote on behalf of the institution. We are actively monitoring the public health and travel concerns relating to the coronavirus or COVID-19 pandemic and the protocols that federal, state, and local governments may impose. The health and well-being of our employees, directors and stockholders are paramount. As part of our precautions regarding COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will publicly announce the determination to hold a virtual Annual Meeting and the details on how to participate in a press release available at http://www.zebra.com under “Investors-News & Events” as soon as practicable before the Annual Meeting. In that event, the 2020 Annual Meeting would be conducted solely virtually, on the above date and time. DO I HAVE ELECTRONIC ACCESS TO THE PROXY MATERIALS AND ANNUAL REPORT? For holders of record, we are pleased to offer the opportunity to receive stockholder communications electronically. By signing up for electronic delivery of documents such as our Annual Report and the Proxy Statement, you can access stockholder communications as soon as they are available without waiting for them to arrive in the mail. Holders of record can also reduce the number of documents in their personal files, eliminate duplicate mailings, conserve natural resources, and help reduce our printing and mailing costs. If you are a holder of record and would like to receive stockholder communications electronically in the future, please contact Computershare at 800-522-6645 or 201-680-6578. Enrollment is effective until cancelled. Beneficial holders should refer to the information provided by the broker, bank or other institution that is the holder of record for instructions on how to elect to receive proxy statements and annual reports via the Internet. Most stockholders who hold their stock through a broker, bank or other holder of record and who have electronic access will receive an e-mail message containing the Internet address to use to access our Proxy Statement and Annual Report. WHY DID I RECEIVE A ONE-PAGE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED MATERIALS? Pursuant to rules adopted by the SEC, we have made these proxy materials available via the Internet and have elected to use the SEC’s notice and access rules for soliciting proxies. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to all stockholders as of the record date. You may access these proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials. You may also request to receive a printed set of these proxy materials. Instructions on how to access these proxy materials via the Internet and how to request a printed copy can be found in the Notice of Internet Availability of Proxy Materials. Additionally, by following the instructions in the Notice of Internet Availability of Proxy Materials, you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. As noted above, choosing to receive your future proxy materials by e-mail will save Zebra the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. WHY DID MY HOUSEHOLD RECEIVE ONLY ONE COPY OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY MATERIALS? In addition to furnishing proxy materials electronically, we take advantage of the SEC’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one Notice of Internet Availability of Proxy Materials or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you are a stockholder sharing an address and wish to receive a separate Notice of Internet Availability of Proxy Materials by contacting Broadridge Financial Solutions by phone at 1-866540-7095 or by mail at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NJ, 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting Broadridge at the number or address shown above. HOW DO I VOTE MY SHARES? Your vote is important. We encourage you to vote promptly, which may save us the expense of a second mailing. If you are a holder of record, you may vote your shares in any of the following ways: • by telephone - You may vote your shares by calling the toll-free telephone number on the Notice of Internet Availability of Proxy Zebra Technologies Corporation I 2020 Proxy Statement 71

Back to Contents

Stockholder Proposals and Other Business Questions and Answers About the Annual Meeting and These Proxy Materials Materials or your proxy card. You may vote by telephone 24 hours a day through 11:59 p.m., Eastern Time, on May 13, 2020. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your vote. If you vote by telephone, you do not need mail a proxy card. • via the Internet - You may vote your shares via the website http://www.proxyvote.com. You may vote via the Internet 24 hours a day through 11:59 p.m., Eastern Time, May 13, 2020. As with telephone voting, you may confirm that the system has properly recorded your vote. If you vote via the Internet, you do not need to mail a proxy card. You may incur costs such as telephone and Internet access charges if you vote via the Internet. • by mail - If you received your proxy materials by mail, you may vote your shares by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. • in person at the Annual Meeting - If you choose not to vote by telephone, via the Internet or by mail, you may still attend the Annual Meeting and vote in person. If you vote prior to the Annual Meeting, you may still attend the Annual Meeting and vote in person. If you are a beneficial holder, the instructions that accompany your proxy materials will indicate whether you may vote by telephone, via the Internet or by mail. If you wish to attend the Annual Meeting and vote in person, you must bring a legal proxy from the organization that holds the shares or a brokerage statement showing ownership of shares as of the close of business on the record date. CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY? If you are the holder of record, you may revoke your proxy at any time before your shares are voted if you (1) submit a written revocation to our Corporate Secretary, (2) submit a later-dated proxy to our Corporate Secretary, (3) provide subsequent telephone or Internet voting instructions, or (4) vote in person at the Annual Meeting. If you are a beneficial owner of shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote. WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED? Our Board has appointed Michael A. Steele and Cristen L. Kogl to serve as the proxies for the Annual Meeting. Mr. Steele is Vice President, Investor Relations, of Zebra. Ms. Kogl is Senior Vice President, General Counsel and Corporate Secretary, of Zebra. By giving us your proxy, you are authorizing the proxies to vote, jointly or individually, your shares in the manner you indicate. If you are a holder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted: • FOR the election of three Class III directors with terms to expire in 2023 (Proposal 1); • FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal 2); • FOR the approval of our 2020 Employee Stock Purchase Plan (Proposal 3); • FOR ratification of the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2020 (Proposal 4); and • In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if he or she has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 4, but do not have discretion to vote on non-routine matters such as Proposals 1,2 and 3. If you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 4 and any other routine matters properly presented for a vote at the Annual Meeting. WHAT CONSTITUTES A QUORUM, AND WHY IS A QUORUM REQUIRED? A quorum is necessary to hold a valid meeting of stockholders. If stockholders holding a majority of the voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting are present in person or by proxy, a quorum will exist. Shares owned by Zebra are not voted and do not count for quorum purposes. On March 20, 2020, we had 53,064,991 shares of Class A Common Stock outstanding, meaning that 26,532,496 shares of Class A Common Stock must be represented in person or by proxy to have a quorum. Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also count towards the quorum requirement. If there is not a quorum, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to a later date. To assure the presence of a quorum at the Annual Meeting, and even if you plan to attend the Annual Meeting, please vote your shares by toll-free telephone or via the Internet or, if you received your proxy materials by mail, complete, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope. WHAT IS THE EFFECT OF A BROKER NON-VOTE? Brokers or other nominees who hold shares of our Class A Common Stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting. Thus, a broker non-vote will not affect our ability to obtain a quorum. Broker non-votes will not have any effect on the outcome of any proposal to be voted on at the Annual Meeting. 72 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Stockholder Proposals and Other Business Questions and Answers About the Annual Meeting and These Proxy Materials WHAT IS THE VOTE REQUIRED FOR EACH PROPOSAL? Nominees for director are elected by a plurality of the votes cast; however, each nominee who is elected by a plurality vote who does not receive a majority vote will have his or her resignation from the Board considered in accordance with Zebra’s Corporate Governance Guidelines. A “majority vote” means that the number of votes cast in favor of a nominee must exceed the number of votes withheld with respect to that nominee. Zebra has a resignation process with respect to uncontested elections of directors if a nominee does not receive a majority vote for election to the Board. Prior to making these proxy materials available, each nominee for director submits a binding but contingent letter of resignation. If a nominee is then elected by a plurality vote but does not receive a majority vote, the nominee will have his or her resignation considered by the Nominating and Governance Committee in light of the best interests of Zebra and its stockholders. The Nominating and Governance Committee will make a recommendation to the Board concerning the acceptance or rejection of the resignation(s). In any contested election, nominees for director will continue to be elected by a plurality of the votes cast without a contingent resignation to be considered by the Board conditioned on receipt of a majority vote. A “contested election” means an election of directors (i) for which the Corporate Secretary of Zebra has received a notice that a stockholder has nominated a person for election to the Board in compliance with Zebra’s Amended and Restated By-Laws, and (ii) such nomination has not been withdrawn at least five days prior to the date Zebra first makes these proxy materials available to stockholders. Neither abstentions nor broker non-votes count as votes cast. Broker Discretionary Proposal Vote Required Voting Allowed Proposal 1 - Election of three Class III directors with terms to expire in 2023 Plurality of votes cast with resignation process if majority vote not achieved No Proposal 2 - Advisory vote to approve named executive officer compensation Majority of the votes cast for or against No Proposal 3 - Approval of our 2020 Employee Stock Purchase Plan Majority of the votes cast for or against No Proposal 4 - Ratify the appointment of Ernst & Young LLP as our independent auditors for 2020 Majority of the votes cast for or against Yes With respect to Proposal 1, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or vote FOR all nominees except those specific nominees from whom you WITHHOLD your vote. The three nominees receiving the most FOR votes will be elected. A properly executed proxy that is marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than three nominees for director and stockholders may not cumulate votes in the election of directors. With respect to Proposals 2, 3 and 4, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of these proposals, your abstention will not affect the vote on the proposal since the proposal requires approval of a majority of the votes cast for or against. WHAT HAPPENS IF THE ANNUAL MEETING IS ADJOURNED OR POSTPONED? Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted. WHO IS PAYING FOR THE COSTS OF THIS PROXY SOLICITATION? We will bear the expense of soliciting proxies. We have retained Alliance Advisors LLC to solicit proxies for a fee of $17,000 plus a reasonable amount to cover expenses. Proxies may also be solicited in person, by telephone or electronically by Zebra personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and the Annual Report will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses. HOW CAN I FIND THE RESULTS OF THE ANNUAL MEETING? Preliminary results will be announced at the Annual Meeting. Results also will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available. Zebra Technologies Corporation I 2020 Proxy Statement 73

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1, 2020) Article I Establishment And Purpose 1.1 Purpose. The Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (the “Plan”) is established by Zebra Technologies Corporation, effective July 1,2020. The adoption of the Plan is expressly conditioned upon its approval by the security holders of Zebra Technologies Corporation. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating participants in the Plan to achieve long-term growth in stockholders’ equity in the Company. The Plan is intended as an “employee stock purchase plan” within the meaning of Section 423 of the Article II Definitions The following sections of this Article II provide basic definitions of terms used throughout the Plan, and whenever used therein in the capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings: 2.1 “Account” shall mean the bookkeeping account established on behalf of a Participant to which shall be credited all contributions paid for the purpose of purchasing Class A Common Stock under the Plan, and to which shall be charged all purchases of Class A Common Stock pursuant to the Plan. The Company shall have custody of such Account. 2.2 “Agreement” or “Option Agreement” means, individually or collectively, any enrollment and withholding agreement entered into pursuant to the Plan. An Agreement shall be the right of the Company to withhold from payroll amounts to be applied to purchase Class A Common Stock. 2.3 “Board of Directors” or “Board” means the Board of Directors of the Company, or its delegate. 2.4 “Class A Common Stock” means the shares of the Class A Common Stock of the Company, $0.01 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described in Section 6.3. 2.5 “Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, and any subsequent Internal Revenue Code. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code (a “Section 423 Offering”, and Options granted hereunder are intended to constitute options granted under such a plan, and the Plan document and all actions taken in connection with the Plan shall be constructed consistently with such intent, provided, however, that the Committee may also authorize the grant of rights under offerings of the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub-plans adopted by the Committee for such purpose (each, a “Non-423 Offering”). Code sections shall be deemed to refer to comparable sections of any subsequent Internal Revenue Code. 2.6 “Committee” means the Compensation Committee of the Board of Directors, or such other person or persons appointed by Board of Directors to administer the Plan, as further described in the Plan, or their respective delegates. 2.7 “Company” means Zebra Technologies Corporation and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company. 2.8 “Continuous Service” shall mean, subject to modification by the Committee, an Eligible Employee’s number of full years and completed months of continuous employment with the Company or a Subsidiary from his last hiring date to his date of Termination of Employment for any reason. The Committee may provide rules from time to time regarding the calculation of Continuous Service and the method for crediting such service. 2.9 “Contribution Rate” means the rate determined under Section 5.5. 2.10 “Disability” means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or a Subsidiary, or if the Participant is not covered by such plan, a mental or physical illness 74 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1,2020) 2.11 2.12 2.13 that renders a Participant permanently and totally incapable of performing his duties as an employee of the Company or a Subsidiary. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose. “Eligible Employee” means each employee of the Company or a Subsidiary (if the Subsidiary has adopted the Plan) on a Grant Date except that the Committee in its sole discretion may, subject to the following sentence, exclude: (a) any employee who has accrued less than a minimum period of Continuous Service established by the Committee (but not to exceed two (2) years). (b) any employee whose customary employment is twenty (20) hours or less per week; (c) any employee whose customary employment is for not more than five (5) months in any calendar year; (d) any employee who would directly or indirectly own or hold (applying the rules of Section 424(d) of the Code to determine stock ownership) immediately following the grant of an Option hereunder an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary; and (e) any employee who is a highly compensated employee of the Company or Subsidiary within the meaning of Section 414(q) of the Code. Any period of service described in the preceding sentence may be decreased in the discretion of the Committee. Non-U.S. Employees. An Eligible Employee who works for a designated company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an offering if the Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “Exercise Date” means such one or more dates determined by the Committee on which the accumulated value of the Account shall be applied to purchase Class A Common Stock. The Committee may accelerate an Exercise Date in order to satisfy the employment period requirement of Section 423(a)(2) of the Code. 2.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. 2.15 “Fair Market Value” means the value determined on the basis of the good faith determination of the Committee pursuant to the applicable method described in Section 4.5 and as adjusted, averaged or otherwise modified by the Committee. 2.16 “Grant Date” means the date or dates established by the Committee on which one or more Options are granted pursuant to the Plan. The Committee may determine for any Plan Period that there shall be no Grant Date, in which case no Options shall be granted for that Plan Period. The terms and conditions of any Option granted on a particular Grant Date shall be independent of and have no effect on the terms and conditions of any Option granted on another Grant Date. 2.17 “Option” means the right to purchase Class A Common Stock pursuant to the Plan and any Agreement. 2.18 “Option Period” means the period beginning on the Grant Date and expiring on the Exercise Date as determined by the Committee, subject to the limitations of Section 5.3. 2.19 “Option Price” means the price at which the Company’s Class A Common Stock granted as of a specific Grant Date may be purchased under an Option. The price shall be subject to the limitation set forth in Section 5.4. 2.20 “Participant” means an Eligible Employee who satisfies the eligibility conditions of the Plan and to whom an Option has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant, then the term “Participant” shall mean such appointed Representative, or successor Representative(s) appointed, as the case may be, provided that “Termination of Employment” shall mean the Termination of Employment of the Participant. 2.21 “Plan” means the Zebra Technologies Corporation 2020 Employee Stock Purchase Plan, as herein set forth and as may be amended from time to time. 2.22 “Plan Period” means the period determined by the Committee, which may at any time in its discretion designate another period as the Plan Period. 2.23 “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant’s estate; or (c) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death. A Participant may file a written designation of his Representative with the Committee. Such designation of his Representative may be changed by the Participant at any time by written notice given in accordance with rules and procedures established by the Committee. Zebra Technologies Corporation I 2020 Proxy Statement 75

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1, 2020) 2.24 “Retirement” means the Participant’s voluntary termination 2.25 of employment with the Company which meets or exceeds the Rule of 65. The “Rule of 65” means the sum of the Participant’s age (in years) and years of continuous service with the Company (including its predecessors) equals or exceeds sixty-five (65), provided that the Participant must meet both a minimum age of 55 and a minimum of five years of continuous service. For purposes of determining Rule of 65, years of age and service equal full years and full completed months. 2.26 2.27 “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto. “Subsidiary” means any company, as currently defined in Section 424(f) of the Code, including a foreign subsidiary. Unless otherwise indicated, the term “Company” shall hereinafter be deemed to include all Subsidiaries of the Company which have adopted the Plan. “Termination of Employment” means the latest date on which a person ceases, for whatever reason, to be an employee of the Company. Article III Administration 3.1 Committee Authority. The Plan shall be administered by the Committee. Unless otherwise provided by its charter, a majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. A member of the Committee shall not exercise any discretion respecting himself under the Plan. Subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to: (a) determine from time to time whether a person is an Eligible Employee as of any Grant Date, including whether Eligible Employees will participate in a Section 423 Offering or a Non-423 Offering and which Subsidiaries of the Company will be designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. The Committee may designate any Subsidiary as a designated company in a Non-423 Offering. For purposes of a Section 423 Offering, only the Company may be a designated company; provided, however, that at any given time, a Subsidiary that is a designated company under a Section 423 Offering will not be a designated company under a Non-423 Offering; (b) determine the Option Price; (c) determine the number of shares of Class A Common Stock available as of any Grant Date or subject to each Option; (d) determine any Grant Date, Exercise Date and Option Period, and provide for all aspects of payroll deduction, suspension or withdrawal; (e) determine, subject to the Plan, the time or times and the manner when each Option shall be exercisable and the duration of the Option Period; (f) provide for the acceleration of the right to exercise an Option (or portion thereof); (g) impose a holding period following the Exercise Date before sale or other disposition of shares of Class A Common Stock by the Participant or a beneficiary. (h) prescribe additional terms, conditions and restrictions in the Agreement and provide for the forms of Agreement to be utilized in connection with this Plan; (i) determine whether a Participant has incurred a Disability; (j) determine what securities laws requirements are applicable to the Plan, Options, and the issuance of shares of Class A Common Stock hereunder and request of a Participant that appropriate action be taken; (k) cancel, with the consent of the holder or as otherwise provided in the Plan or an Agreement, outstanding Options; (l) require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Class A Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or Subsidiary to obtain a deduction and as may be otherwise required by law; (m) determine whether and for what reason an individual has incurred a Termination of Employment or an authorized leave of absence; (n) treat all or any portion of any period during which a Participant is on an approved leave of absence as a period of employment for purposes of accrual of his rights under an Option; (o) determine whether the Company or any other person has a right or obligation to purchase Class A Common Stock from a Participant and, if so, the terms and conditions on which such Class A Common Stock is to be purchased; (p) determine the restrictions or limitations on the transfer of Class A Common Stock acquired pursuant to the Plan; (q) adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; 76 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1,2020) (r) appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties; (s) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement relating to an Option, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan; (t) construe and interpret this Plan, any Agreement, and take all other actions, and make all other determinations and take all other actions deemed necessary or advisable for the administration of this Plan, including, without limitation, the adoption of any such rules, procedures, agreements, appendices, or sub-plans (collectively, “Sub-Plans”) as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, as further set forth in Section 3.1(u) below. 3.2 Non-U.S. Sub-Plans. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt such SubPlans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions outside of the United States, the terms of which Sub-Plans may take precedence over other provisions of this Plan, with the exception of Section 4.1 hereof, but unless otherwise superseded by the terms of such Sub-Plan, the provisions of this Plan will govern the operation of such Sub-Plan. To the extent inconsistent with the requirements of Section 423, any such Sub-Plan will be considered part of a Non-423 Offering, and purchase rights granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Committee is authorized to adopt Sub-Plans for particular non-U.S. jurisdictions that modify the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate, (ii) the definition of eligible pay, (iii) the dates and duration of Option Periods or other periods during which Participants may make contributions towards the purchase of shares, (iv) the method of determining the purchase price and the discount from Fair Market Value at which shares may be purchased, (v) any minimum or maximum amount of contributions a Participant may make in an offering period or other specified period under the applicable Sub-Plan, (vi) the treatment of purchase rights upon a change in control or a change in capitalization of the Company, (vii) the handling of payroll deductions and the methods for making contributions by means other than payroll deductions, (viii) establishment of bank, building society or trust accounts to hold contributions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) determination of beneficiary designation requirements, (xiii) withholding procedures, and (xiv) handling of share issuances. Article IV Stock Provisions 4.1 Number of Shares Subject to the Plan. The stock subject to the Options granted under this Plan shall be the Company’s Class A Common Stock. Unless otherwise amended by the Board and approved by the stockholders of the Company to the extent required by law, a maximum number of 1,500,000 shares of Class A Common Stock of the Company (or such number as may result following any adjustment pursuant to Section 6.3) shall be reserved and available for Options granted under the Plan. The shares issued with respect to Options under the Plan may be authorized and unissued shares, or shares issued and reacquired by the Company. 4.2 Release of Shares. If any shares of Class A Common Stock available for subscription are unsubscribed, or if any Option granted hereunder shall be cancelled, forfeited, expire or terminate for any reason without having been exercised or realized in full, any shares of Class A Common Stock subject to subscription or subject to such Option shall not thereafter be available to be granted or otherwise applied under this Plan. 4.3 Restrictions on Shares. Shares of Class A Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion 4.4 may determine or provide in the Agreement. The Company shall not be required to issue or deliver any certificates for shares of Class A Common Stock prior to (1) the listing of such shares on any stock exchange (or other public market) on which the Class A Common Stock may then be listed (or regularly traded), (2) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any governmental body which the Committee, in its sole discretion, determines to be necessary or advisable, and (3) the tendering to the Company of such documents and/or payments as the Committee may deem necessary, including documents the Committee deems necessary to satisfy any applicable withholding obligation in order for the Company or another entity to obtain a deduction on its federal, state or local tax return with respect to the exercise of an Option. The Company may cause any certificate for any share of Class A Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Class A Common Stock as provided in this Plan or as the Committee may otherwise require. The Company has no obligation to register shares of Class A Common Stock issued pursuant to the Plan. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares. Stockholder Rights. No person shall have any rights of a stockholder as to shares of Class A Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company’s official stockholder records as having been issued or transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company’s official stockholder records, except as provided in Section 6.3. Zebra Technologies Corporation I 2020 Proxy Statement 77

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1, 2020) 4.5 Stock Valuation. If and when the value of Class A Common Stock shall be required to be determined, it shall be determined in accordance with the following provisions by the Committee, as applicable: (a) if the Class A Common Stock is listed on a national securities exchange or quoted on the The Nasdaq Stock Market (“Nasdaq”), the closing price of the Class A Common Stock on the relevant date, as reported on the composite tape or by Nasdaq or the most recent preceding day for which such quotations are reported, as the case may be; (b) if the Class A Common Stock is not listed on a national securities exchange or quoted on Nasdaq, but is publicly traded in the over-the-counter market, the average of the closing bid and asked prices for the Class A Common Stock on the relevant date, or the most recent preceding day for which such quotations are reported; and (c) if, on the relevant date, the Class A Common Stock is not publicly traded or reported as described in (i) or (ii), on the basis of the good faith determination of the Committee; provided, however, that no method of determining Fair Market Value will be used if such method would cause the Option to constitute a form of nonqualified deferred compensation subject to Section 409A of the Code. 4.6 Custodian. Shares of Class A Common Stock purchased pursuant to the Plan may be delivered to and held in the Article V Eligibility; Option Provisions 5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan as of any Grant Date shall be those persons (and only those persons) who are Eligible Employees of the Company (including a Subsidiary that has adopted the Plan) on a Grant Date. 5.2 Grant of Options. The Committee shall have authority to grant Options under the Plan at any time or from time to time to all Eligible Employees as of a Grant Date. (To the extent an Option is granted to any Eligible Employee of an entity on a relevant date, all Eligible Employees of the entity shall 5.3 be granted an Option to the extent required by law.) An Option shall entitle the Participant to receive shares of Class A Common Stock at the conclusion of the Option Period, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan 5.4 or an Agreement, including without limitation, payment of the Option Price. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan and to such other terms and conditions as the Committee may deem appropriate. The grant and exercise of Options hereunder shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. As of any Grant Date, each custody of such investment or financial firm as shall be appointed by the Committee. The custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual Participants. By appropriate instructions to the custodian on forms to be provided for the purpose, a Participant may from time to time obtain (a) transfer into the Participant’s own name or into the name of the Participant and another individual as joint tenants with the right of survivorship of all or part of the whole shares held by the custodian for the Participant’s account and delivery of such shares to the Participant; (b) transfer of all or part of the whole shares held for the Participant’s account by the custodian to a regular individual brokerage account in the Participant’s own name or in the name of the Participant and another individual as joint tenants with the right of survivorship, either with the firm then acting as custodian or with another firm, or (c) sale of all or part of the whole shares held by the custodian for the Participant’s account at the market price at the time the order is executed and remittance of the net proceeds of the sale to the Participant. Upon termination of participation in the Plan, and upon receipt of instructions from the Participant, the shares held by the custodian for the account of the Participant will be transferred and delivered to the Participant in accordance with (a) above, transferred to a brokerage account in accordance with (b), or sold in accordance with (c), above. Eligible Employee shall be granted Options with the same rights and privileges as any other Eligible Employee on that Grant Date, except the amount of the Class A Common Stock which may be purchased by any Participant under any Option may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, (as determined by the Committee) of all Eligible Employees on that Grant Date, and the Option may establish a maximum amount of Class A Common Stock which may be purchased. Option Period. Each Agreement shall specify the period for which the Option thereunder is granted, which shall be determined by the Committee. In no event shall the Option Period extend beyond the period permitted under Section 423(b)(7) of the Code. Option Price. Subject to the limits stated herein, the Option Price per share at which shares of Class A Common Stock may be acquired upon exercise of an Option shall be determined by the Committee in its sole discretion, provided that the Option Price shall be not be less than the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Class A Common Stock on the applicable Grant Date, or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Class A Common Stock on the applicable Exercise Date. In no event shall the applicable percentage be less than eighty-five percent (85%). In the event no purchase price is designated by the Committee, the purchase price for 78 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1,2020) an applicable Option Period will be eighty-five percent (85%) 5.6 of the Fair Market Value of a share of Class A Common Stock on the Grant Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Class A Common Stock on the applicable Exercise Date; provided, further, that the Option Price may be adjusted by the Committee without shareholder approval to any purchase price that complies with Section 423 of the Code, including pursuant to Section 6.3, and will not be less than the par value of a share of Class A Common Stock. The Committee reserves the right to increase the Option Price by the value of any accretion to the amounts credited to an Account if the Participant is credited with such accretion regardless of the method of accounting for such accretion. 5.5 Contribution Rate. If an Eligible Employee elects to participate, the Participant shall file an Agreement with the Committee within the time period designated by the Committee. The Committee may provide that the Agreement shall specify either a percentage of the Participant’s compensation (as defined by the Committee) or a dollar amount determined by the Participant to be deducted each pay period, or the Committee may permit only a specified percentage or a specified amount. Such amount shall be credited to the Account and shall be the Participant’s Contribution Rate. Such deductions shall begin as of the first regularly scheduled payroll date on or after the later of the Grant Date and the date specified by the Committee. The Committee may establish minimum and maximum percentages or amounts to be contributed and a date by when such Agreement must be filed with the Committee. Notwithstanding the foregoing, in no event may an amount be deducted from the Participant’s compensation (as defined by the Committee) that, in addition to the amount in the Participant’s Account, exceeds the amount needed to purchase the maximum number shares of Class A Common Stock which the Participant may purchase in a calendar year at the price set by this Plan and subject to the limitations of Section 423(b)(8) of the Code.. Such contributions will be held in the general funds of the Company, and no interest shall accrue on any amounts held under this Plan, unless expressly determined by the Committee. If payroll 5.7 deductions are made by a Subsidiary, that corporation will promptly remit the amount of the deduction to the Company. A Participant’s Contribution Rate, once established, shall 5.8 remain in effect during the Option Period with respect to which it is established and all subsequent Option Periods unless and until (a) the Participant changes such Participant’s Contribution Rate in such manner and within such time period preceding any applicable Option Period as designated by the Committee, or (b) contributions are fully discontinued in order to comply with Section 401(k) of the Code or for such other reasons as the Committee in its sole discretion may determine, or if the Participant shall request discontinuance. If a Participant requests to totally discontinue payroll deductions, the Participant may do so by providing written notice to the Committee. There shall be paid to the Participant the value of the Participant’s Account as soon as administratively possible and the Participant shall not receive any shares as of the Exercise Date. 5.9 Purchase of Shares. Subject to Sections 5.7, 5.8, 5.9, 5.10 and 5.11 on each Exercise Date, a Participant who has previously entered into an Agreement with respect to a specific Grant Date and made one or more payments described in Section 5.5 shall be deemed to have exercised the Option to the extent of the value of the Account, subject to the $25,000 limit set forth in Section 5.5 with respect to the Option being exercised, and shall be deemed to have purchased such number of full shares of Class A Common Stock as equals the value of the Account, subject to the limits of Sections 423(b)(3) and 423(b)(8) of the Code and the number of shares available as of the Exercise Date and proportionally allocable to other Participants for that Grant Date. The number of shares of Class A Common Stock to be purchased as of any Exercise Date shall be determined by dividing the Option Price per share of the Class A Common Stock into the Account value and the value of the shares so purchased shall be charged to the Account. To the extent that the purchase of fractional shares of Class A Common Stock is not authorized by the Committee, any value remaining in an Account of the Participant shall be maintained in such Participant’s Account and applied to purchase Class A Common Stock in connection with subsequent Options, and shall otherwise be returned to the Participant and not applied to purchase Class A Common Stock. Certificates of Class A Common Stock purchased hereunder may be held by the custodian as provided in Section 4.6. The Committee may amend the Plan or any Agreement or provide in operation for Participants to dispose of shares of Class A Common Stock received upon the Exercise Date on or immediately thereafter (which time may include any period during which the Option is held) to the extent such change would not result in liability under Section 16 of the Exchange Act. If the total number of shares to be purchased as of any Exercise Date by all Participants exceeds the number of shares authorized under this Plan or made available by the Committee as to any Exercise Date, a pro rata allocation of the available shares will be made among all Participants authorizing such payroll deductions based on the amount of their respective payroll deductions through the Exercise Date. Cancellation of Options. Except as otherwise provided in an Agreement, an Option shall cease to be exercisable and shall be cancelled on or after the expiration of the Option Period. Terminated Employees. Except as otherwise provided by the Committee or in an Agreement, any Participant who incurs a Termination of Employment for any reason, including without limitation death, Disability or Retirement, during the Option Period shall cease to be a Participant, the Option shall be null and void on the date of the Termination of Employment without notice to the Participant and the balance of the Account of the Participant shall be distributed to him or her as soon as administratively possible. Limitations. Notwithstanding any other provision of this Plan, in no event may a Participant (i) purchase under the Plan during a calendar year Class A Common Stock having a fair market value (determined at Grant Date and in accordance with Code Sec. 423(b)(8)) of more than $25,000 or (ii) receive any rights to purchase stock hereunder if he or Zebra Technologies Corporation I 2020 Proxy Statement 79

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1, 2020) she beneficially owns, immediately after such receipt, five percent (5%) or more of the total voting power or value of all classes of stock of the Company. 5.10 Nonassignability. Neither the Option nor the Account shall be assigned, transferred (except as herein provided), pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution. Except as provided herein, the Option is exercisable during a Participant’s lifetime only by the Participant or the appointed guardian or legal representative of the Participant, and neither the Option nor the Account shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option or the Account shall be null and void and without effect. The Company shall have the right to terminate the Option or the Account in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option or the Account, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Company may have under an Agreement or otherwise. Article VI General Provisions Applicable to the Plan 6.1 Termination of Plan. To the extent required by law, this Plan shall terminate on the last day of the ten (10) year period commencing with the effective date or at such earlier time as the Board may determine, and no Options shall be granted under the Plan after that date. Any Options outstanding under the Plan at the time of its termination shall remain in effect until they shall have been exercised, expired or otherwise cancelled, settled or terminated as provided herein or in an Agreement, and such outstanding Options shall not be affected by such termination of the Plan. The provisions of the Plan in respect to the full and final authority of the Committee under the Plan, other than the authority to grant Options, and in respect of a Participant’s obligations respecting shares of Class A Common Stock received pursuant to the exercise of an Option shall continue notwithstanding the termination of the Plan. 6.2 Investment Representation. In the event the disposition of Class A Common Stock acquired upon the exercise of any Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, the Class A Common Stock so acquired shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and each Agreement shall contain a requirement that, upon demand by the Company for such representation, the individual exercising an Option shall state in writing, as a condition precedent to each exercise of the Option, in whole or in part, that the Class A Common Stock acquired by such exercise is acquired for investment purposes only and not for resale or with a view to distribution. The Committee may set forth in an Agreement such other terms and conditions relating to the registration or qualification of the Class A Common Stock under federal or state securities laws as it desires, including, in its discretion, the imposition of an obligation on the Company to cause the Class A Common Stock issued to a Participant to be registered under the Securities Act. 6.3 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spinoff, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (as measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of shares of Class A Common Stock available for Options under the Plan, the number of shares of Class A Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee. 6.4 Withholding. Notwithstanding any other provision hereof, as a condition of delivery or transfer of shares of Class A Common Stock, the Committee in its sole discretion may require the Participant to pay to the Company, or the Committee may at its election withhold from any wages, salary, or stock to be issued to a Participant pursuant to the exercise of an Option, or other payment due to the Participant, an amount sufficient to satisfy all present or estimated future federal, state and local withholding tax requirements related thereto. The Participant may satisfy any requirement under the Plan or an Agreement with respect to the Company’s federal, state or local tax withholding obligation by requesting that the Committee withhold and not transfer or issue shares of Class A Common Stock with a Fair Market Value equal to such withholding obligation, otherwise issuable or transferable to him pursuant to the exercise of that portion of the Option. An Agreement may provide for shares of Class A Common Stock to be delivered or withheld having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant’s maximum marginal tax rate. Any right or election 80 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1,2020) of the Participant under this Section 6.4 shall be subject 6.6 to the approval of the Committee. The amount of required withholding shall, at the election of the Participant, be at a specified rate not less than the statutory minimum federal and state withholding rate and not greater than the maximum federal, state and local marginal tax rate applicable to the Participant and to the particular option exercise transaction. 6.5 No Company Obligation. The Company shall have no duty or obligation to affirmatively disclose to a record or beneficial holder of an Option, and such holder shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with the exercise of an Option. Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant’s shares of Class A Common Stock received upon the exercise of an Option (including the repurchase of any unexercised Options which have not expired), or may obligate a Participant to sell shares of Class A Common Stock to the Company upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article VI shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine. Article VII Miscellaneous 7.1 Indemnification of the Board and Committee. In addition to such other rights of indemnification as they may have and to the extent permitted by law, the Company shall indemnify, defend and hold harmless the Board, the Committee, the members of the Committee, the officers of the Company, and any agent or representative selected by the Board or Committee (collectively “indemnified party”) against the reasonable expenses, including, without limitation, attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or any threat thereof, or in connection with any appeal therein, to which they or any of them may be a party by reason of any act or omission in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such indemnified party is liable for gross negligence or gross misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding the indemnified party may in writing elect to defend the same at its sole expense, and if such election is made, the Company shall have no further liability or obligations to the indemnified party under this Section. The provisions of this Section 7.1 shall in no way limit any other obligation or arrangements the Company may have with regard to indemnifying an indemnified party. 7.3 7.4 7.5 7.2 Mitigation of Excise Tax. If any payment or right accruing to a Participant under this Plan (without the application of this Section 7.2), either alone or together with other payments or rights accruing to the Participant from the Company (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 7.2 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes. Interpretation. Whenever necessary or appropriate in this Plan and where the context so requires, the singular term and the related pronouns shall include the plural and the masculine and feminine gender. Governing Law. The Plan and any Agreement shall be governed by the laws of the State of Delaware (other than its laws respecting choice of law). Limitations on Liability. No liability whatever shall attach to or be incurred by any past, present or future stockholders, officers or directors, merely as such, of the Company under or by reason of any of the terms, conditions or agreements contained in this Plan, in an Agreement or implied from either thereof, and any and all liabilities of, and any and all rights and claims against the Company, or any shareholder, officer or director, merely as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan or to an Agreement, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits provided by the Company under this Plan. A person who shall claim a right or benefit under this Plan shall be entitled only to claim against the Company for such benefit. Zebra Technologies Corporation I 2020 Proxy Statement 81

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1, 2020) 7.6 Validity. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted. 7.7 Assignment. This Plan shall inure to the benefit of and be binding upon the parties hereof and their respective successors and permitted assigns. 7.8 Captions. The captions and headings to this Plan are for convenience of reference only and in no way define, limit or describe the scope or the intent of this Plan or any part hereof, nor in any way affect this Plan or any part hereof. 7.9 Amendments. The Board of Directors may at any time amend, waive, discharge or terminate the Plan even with prejudice to a Participant. In addition, the Board may create and adopt supplements to this Plan in order to allow foreign Participants, provided such supplement does not cause the Plan to fail to be a plan as described in Section 423 of the Code. The Board or the Committee may amend, waive, discharge, terminate, modify, extend, replace or renew an outstanding Option Agreement, even with prejudice to a Participant, provided such a change does not cause the Plan to fail to be a plan as described in Section 423 of the Code. 7.10 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control. 7.11 Rights with Respect to Continuance of Employment. Nothing contained herein or in an Agreement shall be deemed to alter the at-will employment relationship between the Company or a Subsidiary and a Participant. Nothing contained herein or in an Agreement shall be construed to constitute a contract of employment between the Company or a Subsidiary and a Participant. The Company or, as applicable, the Subsidiary and the Participant each continue to have the right to terminate the employment relationship at any time for any reason. The company or Subsidiary shall have no obligation to retain the Participant in its employ as a result of this Plan. There shall be no inference as to the length of employment hereby, and the Company or Subsidiary reserves the same rights to terminate the Participant’s employment as existed prior to the individual becoming a Participant in this Plan. 7.12 Options for Shares in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options or stock appreciation rights held by employees, directors or service providers of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted. 7.13 Procedure for Adoption. Any Subsidiary of the Company may by resolution of such Subsidiary’s board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution. The Board shall have the power to make such designation before or after the Plan is approved by stockholders. 7.14 Procedure for Withdrawal. Any Subsidiary which has adopted the Plan may, by resolution of the board of directors of such Subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan; provided such termination of adoption does not cause the Plan to fail to be a plan described in Section 423 of the Code. 7.15 Expenses. Expenses of the Plan, including the fees or expenses incurred by the transfer agent in connection with the transfer of Class A Common Stock and brokerage fees or expenses incurred in connection with the acquisition of Class A Common Stock in connection with the Plan or transfer to the Participant, shall be charged to the Accounts of affected Participants or charged to the accretion to the amounts credited to any Account if the Participant is credited with such accretion regardless of the method of accounting for such accretion, except to the extent paid by the Company or otherwise accounted for by the Company. Any expense or fee associated with the Class A Common Stock, including, for example, custodian or brokerage fees after the Class A Common Stock is transferred to the Participant or for his account, or fees or commissions in connection with the disposition of shares, shall be borne by the Participant. 7.16 Code Section 409A; Tax Qualification. (a) Code Section 409A. Rights to purchase shares of Class A Common Stock granted under a Section 423 Offering are exempt from the application of Section 409A of the Code and rights to purchase shares of Class A Common Stock granted under a Non-423 Offering are intended to be exempt from Section 409A of the Code pursuant to the “short-term deferral” exemption contained therein. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that a right granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause a right under the Plan to be subject to Section 409A of the Code, the Committee may 82 Zebra Technologies Corporation I 2020 Proxy Statement www.zebra.com

Back to Contents

Exhibit A Zebra Technologies Corporation 2020 Employee Stock Purchase Plan (Effective July 1,2020) amend the terms of the Plan and/or of an outstanding Option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future right that may be granted under the Plan from, or to allow any such rights to comply with, Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the right to purchase shares of Class A Common Stock under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the right to purchase shares of Class A Common Stock under the Plan is compliant with Section 409A of the Code. (b) Tax Qualification. Although the Company may endeavor to (i) qualify an Option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 7.16(a) hereof. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan. Zebra Technologies Corporation I 2020 Proxy Statement 83

Back to Contents

Designed & published by labrador-company.com

Back to Contents

www.zebra.com

Back to Contents

ZEBRA TECHNOLOGIES CORPORATION 3 OVERLOOK POINT LINCOLNSHIRE, IL 60069 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information prior to 11:59 PM Eastern Time on May 13, 2020. Please have your proxy card available when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Zebra in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions prior to 11:59 PM Eastern Time on May 13, 2020. Please have your proxy card available when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D07476-P37474 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ZEBRA TECHNOLOGIES CORPORATION 3 OVERLOOK POINT LINCOLNSHIRE, IL 60069 ZEBRA TECHNOLOGIES CORPORATION For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends that you vote "FOR" the following: 1. Election of Directors Nominees: Class III term to expire 2023 01) Anders Gustafsson 02) Janice M. Roberts 03) Linda M. Connly The Board of Directors recommends that you vote "FOR" the following proposal: For Against Abstain 2. Proposal to approve, by non-binding vote, compensation of named executive officers. The Board of Directors recommends that you vote "FOR" the following proposal: For Against Abstain 3. Proposal to approve our 2020 Employee Stock Purchase Plan. For Abstain The Board of Directors recommends that you vote "FOR" the following proposal: Against 4. Ratify the appointment of Ernst & Young LLP as our independent auditors for 2020. For address changes and/or comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in the full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Back to Contents

Please do not vote by more than one method. Your vote last received will be your official vote. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 14, 2020: Zebra's Proxy Statement for the 2020 Annual Meeting of Stockholders and the Annual Report to Stockholdersfor the year ended December 31, 2019, are available at: https://materials.proxyvote.com/989207. D07477-P37474 ZEBRA TECHNOLOGIES CORPORATION Revocable Proxy THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2020, AND AT ANY ADJOURNMENT THEREOF. The undersigned stockholder of Zebra Technologies Corporation, a Delaware corporation, hereby appoints Michael Steele and Cristen Kogl as proxies for the undersigned, and each of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held at the Zebra headquarters building at 3 Overlook Point, Lincolnshire, Illinois in the main floor conference room, on Thursday, May 14, 2020, at 10:30 a.m., Central Time, or any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned. NOTE: The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no direction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for director, "FOR" proposals 2, 3 and 4, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment thereof. This Proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of Zebra prior to the meeting or by filing with the Secretary of Zebra prior to the meeting, a later-dated Proxy. If the undersigned is present and wants to vote in person at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this Proxy by giving written notice of such revocation to the Secretary of Zebra on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Zebra called for May 14, 2020, and of the Proxy Statement for the Annual Meeting prior to the signing of this Proxy. Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on May 14, 2020. Zebra's Proxy Statement for the 2020 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2019, are available at: https://materials.proxyvote.com/989207. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued on reverse side)